As filed with the Securities and Exchange Commission on November 9, 2022

Securities Act File No.

Investment Company Act File No. 811-23836

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

Cadre Horizon Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

315 Park Avenue South

New York, NY 10010

(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code): (646) 661-1144

Ross Wasserman, Esq.

Dominic Price, Esq.

CCV LLC

315 Park Avenue South

New York, NY 10010

(Name and Address of Agent for Service)

With Copies to:

Benjamin C. Wells, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c) of the Securities Act.
☐	immediately upon filing pursuant to paragraph (b) of Rule 486.
☐	on (date) pursuant to paragraph (b) of Rule 486.
☐	60 days after filing pursuant to paragraph (a) of Rule 486.
☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED NOVEMBER 9, 2022

CADRE HORIZON FUND, INC.

CLASS I COMMON SHARES

CLASS D COMMON SHARES

CLASS S COMMON SHARES

The Fund. Cadre Horizon Fund, Inc., a Maryland corporation (the “Fund,” “we,” “us,” or “our”), is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund intends to invest primarily in private real estate in the United States. The Fund also intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a REIT, the Fund must meet certain requirements including distributing at least 90% of its REIT taxable income each year to its stockholders.

CCV LLC (the “Adviser”) will serve as the investment adviser to the Fund. The Fund is a perpetual life real estate investment platform that builds upon Cadre’s successful existing investment strategy.

Investment Objectives. The Fund’s investment objectives are to provide attractive current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed by the Fund’s board of directors (the “Board”) without Fund stockholder approval.

Investment Strategies. The Fund intends, under normal circumstances, to invest primarily in a diverse portfolio of real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies. The Fund will seek to generate consistent annual cash yield and downside protection by investing primarily in stabilized, income-generating commercial real estate. In managing the Fund, the Adviser employs an active approach to allocation among multiple strategies based on, among other things, market conditions, valuation assessments, economic outlook, market trends and other economic factors. Many of these property investments are expected to be structured through privately-owned operating entities that hold whole or partial interests in real properties. In addition, primarily for purposes of maintaining liquidity for quarterly tender offers and cash management, the Fund also intends to invest in traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, exchange traded funds (“ETFs”), as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The derivatives investments may include options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund will not invest more than 15% of its assets in private funds that rely on Section 3(c)(1) or 3(c)(7) of the Investment Company Act.

Securities Offered. The Fund currently intends to offer three classes of its common stock, $0.001 par value per share, on a continuous basis: Class I Common Stock (“Class I Shares”), Class D Common Stock (“Class D Shares”) and Class S Common Stock (“Class S Shares” and, together with the Class I Shares and Class D Shares, the “Common Stock”). The Fund may offer additional classes of its Common Stock in the future.

No secondary market.

•	The Common Stock has no history of public trading, nor is it currently intended that the Common Stock will be listed on a public exchange or any other trading market in the near future.

•

No organized secondary market is expected to develop for the Common Stock, and liquidity for the Common Stock is expected to be provided only through quarterly tender offers to repurchase Common Stock at the net asset value (“NAV”) per share.

•

There is no guarantee that tender offers will occur, or that an investor will be able to sell all the Common Stock that the investor desires to sell in a tender offer. Due to these restrictions, an investor should consider an investment in the Fund to be illiquid. Investing in the Common Stock may be speculative and involves a high degree of risk, including the risks associated with leverage.

•	An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

Sales Load.

•

An investor in Class S Shares will pay a sales load of up to 3.25% on the amounts it invests. If you pay the maximum aggregate 3.25% sales load, you must experience a total return on your net investment of    % in order to recover such sales charges.

Investing in the Common Stock involves certain risks. See “Risks” beginning on page 71 of this prospectus.

	Offering Price(1)	Maximum Sales Load		Proceeds to Fund(2)
Class I Common Stock, par value $0.001 per share	$		—	$
Class D Common Stock, par value $0.001 per share	$		—	$
Class S Common Stock, par value $0.001 per share	$		3.25%	$
Maximum Offering(3)	$	$		$

(1)

Each class of Common Stock will be continuously offered at NAV per share, plus, in the case of Class S Shares, a maximum sales load of up to 3.25% of the offering price. Class I Shares and Class D Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of such shares to their selling agents. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Common Stock. A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s shares at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the Common Stock (on a “first in-first out” basis). Information in the table above reflects the initial offering price.

(2)

Offering and organizational expenses prior to the Fund commencing its offering of the Common Stock are estimated to be approximately $        . The Adviser has agreed to pay the Fund’s organizational and offering expenses relating to the initial sale of Common Stock in this offering. The Fund will reimburse these expenses, subject to a specified expense cap and reimbursement limitations. Following the launch of the Fund, the Fund will bear its ongoing offering expenses, subject to a specified expense cap and reimbursement limitations. Through                , the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed        % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than        % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the date the Adviser waived or reimbursed such fees or expenses; provided, however, that the Adviser is entitled to recapture a Specified Expense in the same year it is incurred.

(3)	Assumes an offering of 100% Class S Shares at the maximum sales load.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated                 , 2022.

Repurchases. The Fund intends, but is not obligated, to conduct quarterly tender offers (also referred to as “repurchases” or “repurchase offers”) for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the board of directors (the “Board”) of the Fund, in its sole discretion. No assurance can be given that repurchases will occur, or that any Common Stock properly tendered will be repurchased by the Fund.

Leverage. The Fund may seek to enhance the level of its current distributions to common stockholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund may use entity level debt (i.e., non-mortgage debt at the Fund level), including unsecured and secured credit facilities from certain financial institutions, and other forms of borrowing (collectively, “Borrowings”), which Borrowings are limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings.

The Fund also expects that its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances). Property level debt will be incurred by operating entities held by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property, and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries. See “Leverage” and “Risks—Leverage Risk.” When such property level debt is not recourse to the Fund, and the entity holding such debt was not formed for the purpose of avoiding the Investment Company Act limitations on leverage, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the entity holding such debt is an entity that primarily engages in investment activities in securities or other assets and is primarily controlled by the Fund, including a subsidiary in which the Fund owns all or a majority of the voting securities of the subsidiary (“Controlled Subsidiary”), or (ii) the financial statements of the entity or joint venture holding such debt would be consolidated in the Fund’s financial statements. In certain limited cases, property level debt may be recourse to the Fund. See “Risks—Recourse Financings Risk.” In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation if effected in compliance with applicable SEC rules and guidance.

Investment Adviser. CCV LLC, the Fund’s investment adviser and a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), will provide administrative and management services to the Fund, subject to the supervision of the Board. CCV LLC is a wholly-owned subsidiary of Quadro Partners, Inc. (together with its subsidiaries, “Cadre”). As of June 30, 2022, the Adviser’s total assets under management were approximately $1.2 billion.

Initial Portfolio Transaction. On or around the time of commencement of the Fund’s operations, [Cadre Horizon Fund REIT Holdings, Inc.] (the “Predecessor REIT”), intends to merge with and transfer substantially all its assets and other portfolio securities into the Fund. The Predecessor REIT is a wholly-owned subsidiary of Cadre Horizon Fund, L.P. (the “Predecessor Fund”) and holds all of the assets of the Predecessor Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor REIT also intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Code. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. The Predecessor Fund was not subject to the Investment Company Act and therefore was managed differently than the Fund will be managed. See “The Fund’s Investments” for a more detailed discussion of our investments and investments currently held by the Predecessor REIT.

Investing in the Fund involves certain risks, and is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity. The Common Stock should be viewed as a long-term investment within a multi-asset personal portfolio, and should not be viewed individually as a complete investment program. Because of the risks associated with investing in private real estate and using leverage, an investment in the Fund may be considered speculative. You could lose some or all of your investment. See “Risks” below in this prospectus.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. A Statement of Additional Information, dated                , 2022, as it may be amended (the “SAI”), containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. You may also obtain the SAI and other information regarding the Fund on the SEC’s website at http://www.sec.gov. For a free copy of the Fund’s SAI, annual report or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at 315 Park Avenue South, New York, NY 10010, or call at (646) 661-1144 or visit the Fund’s website at                 . This reference to the website does not incorporate the contents of the website into this prospectus.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual stockholder reports will not be sent by mail, except to investors that specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at                , and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 451-6788 to let the Fund know you wish to receive paper copies of your stockholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Fund complex if you invest directly with the Fund.

The Fund’s Common Stock does not represent a deposit or obligation of and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

Website Disclosure

The Fund’s website at                when available, will contain additional information about the Fund, but the contents of the website are not incorporated by reference in or otherwise a part of this prospectus. From time to time, the Fund may use its website as a distribution channel for material Fund information.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), specifically the information under the heading “Risks.”

The Fund	Cadre Horizon Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund currently intends to offer shares of its common stock pursuant to an offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is a Maryland corporation and intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a REIT, the Fund must meet certain requirements including distributing at least 90% of its REIT taxable income each year to its stockholders.

The Fund is sponsored by affiliates of Quadro Partners, Inc. (together with its subsidiaries, “Cadre”). CCV LLC (the “Adviser”), a wholly-owned subsidiary of Cadre, will serve as the investment adviser to the Fund. The Fund is a perpetual life real estate investment platform that builds upon Cadre’s successful existing investment strategy. See “The Fund.”

Market Opportunity	Cadre believes that real estate is a critical part of a sound investment portfolio due to the following characteristics:

•	Attractive risk-adjusted returns and portfolio diversification. Private real estate may offer higher risk-adjusted returns, lower volatility, and lower correlations relative to public markets.

•	Tax-efficient income. Investors may benefit from the unique treatment of a REIT, which can be structured and operated in a manner that avoids entity level taxation at the REIT level.

•	Stable cash flow. Investors may benefit from the long term, contractual nature of lease payments, providing a relatively stable source of recurring cash flow.

•	Historical inflation hedge. Increasing income due to rent growth can allow real estate investors to keep pace with rising inflation.

Who May Want to Invest	Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

Barriers to investing in real estate can be high, which has in the past curbed broad-based participation in the asset class. These include high capital requirements and complex, relatively illiquid transactions. The Fund may be an appropriate investment for long-term investors who are seeking:

•

access to a high quality private real estate portfolio professionally managed by the Adviser, including access to Cadre’s leading technology-driven real estate investment platform with the enhanced transparency of a registered fund under the Investment Company Act;

•	the operating cash flow, capital appreciation and portfolio diversification benefits that real estate can offer; and

•	the opportunity for attractive current distributions through a tax-efficient structure and the potential for long-term capital appreciation.

Initial Portfolio Transaction	On or around the time of the commencement of the Fund’s operations, [Cadre Horizon Fund REIT Holdings, Inc.] (the “Predecessor REIT”), intends to merge with and transfer substantially all its assets and other portfolio securities into the Fund. The Predecessor REIT is a wholly-owned subsidiary of Cadre Horizon Fund, L.P. (the “Predecessor Fund”) and holds all of the assets of the Predecessor Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor REIT also intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Code. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. The Predecessor Fund was not subject to the Investment Company Act and therefore was managed differently than the Fund will be managed. See “Initial Portfolio Transaction” for a more detailed discussion of our investments and investments currently held by the Predecessor REIT.

Investment Objective	The Fund’s investment objective is to provide attractive current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the board of directors (the “Board”) without stockholder approval.

Investment Strategies	The Fund intends, under normal circumstances, to invest primarily in a diverse portfolio of real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies.

The Fund will seek to generate consistent annual cash yield and downside protection by investing primarily in stabilized, income-generating commercial real estate.

Cadre’s focused investment strategies (in order of composition) are in the following areas of high conviction:

•

Multifamily Strategy: The Fund will identify idiosyncratic, middle-market opportunities within Cadre’s proprietary data science methodologies for their potential to outperform markets (the “Cadre MVP”), with attractive fundamentals being driven by limited housing supply and out-of-reach home ownership. The Fund may pursue middle-market, single-asset investments that benefit from strong, in-place cashflow with the ability to enhance cash flow through a capital improvement program, additional lease-up, and/or optimizing operations.

•

Industrial Strategy: The Fund will selectively target acquisition and build-to-core opportunities that benefit from continued e-commerce demand that is driving record occupancy levels and elevated rent growth. To the extent the Fund pursues development opportunities, the Fund expects to focus on projects that are close to breaking ground, with no entitlement risk and limited pre-development work remaining. To the extent the Fund pursues acquisition opportunities, the Fund expects to focus on high-quality assets with rents below market and may seek to enhance value through a limited capital improvement program, additional lease-up, and/or optimizing operations.

•

Hotel Strategy: The Fund will selectively target high-quality assets within a sector that Cadre believes should rebound alongside a shift to service spending post-Pandemic, and offer upside potential in an inflationary environment via daily re-pricing of room rates. The Fund expects to focus on investing high-quality select- and limited-service branded properties that require little capital expenditures and can operate more efficiently in an inflationary environment.

•

Office Strategy: The Fund will selectively target dislocations in office markets within the Cadre MVP that benefit from steep discounts to replacement cost, in-place cashflow driven by strong occupancy, high-quality construction, a long weighted average lease term, and strong credit tenancy. The Fund may further seek to enhance value through a limited capital improvement program, additional lease-up, and/or optimizing operations.

•

Select Specialty Sectors: The Fund may endeavor to acquire assets in single-family residential properties and/ or select specialty sectors including sub-segments of the real estate industry, such as life science, medical office, student housing or self-storage.

In managing the Fund, the Adviser employs an active approach to allocation among multiple strategies based on, among other things, market conditions, valuation assessments, economic outlook, market trends and other economic factors. The Adviser may choose to focus on particular strategies to the exclusion of others at any time and from time to time based on market conditions and other factors. The Fund’s investment strategies may evolve or change over time as market, economic, political, tax and other factors change.

The Fund plans to own all or substantially all of our property investments through its wholly-owned operating partnership. The property investments of each primary strategy are expected to be structured through privately-owned operating entities, joint ventures or private real estate operating companies which hold whole or partial interests in real properties. The Fund expects to pursue these investments through various transaction types, such as large single asset purchases, portfolio purchases, platform build-ups and public to private transactions. The Fund’s private real estate investments may also include mortgage debt, mezzanine debt, and preferred equity or common equity issued by or in connection with real estate related operators or investments companies.

All investments will be located in the continental U.S. or its territories.

In addition, primarily for purposes of maintaining liquidity for quarterly tender offers and cash management, the Fund also intends to invest in traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, ETFs, as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The derivatives investments may include options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund will not invest more than 15% of its assets in private funds that rely on Section 3(c)(1) or 3(c)(7) of the Investment Company Act.

For a more complete discussion of the Fund’s portfolio composition, see “Investment Objective and Strategies.”

The Offering

The Fund currently intends to offer three classes of its common stock, $0.001 par value per share, on a continuous basis: Class I Common Stock (“Class I Shares”), Class D Common Stock (“Class D Shares”) and Class S Common Stock (“Class S Shares” and, together with the Class I Shares and Class D Shares, the “Common Stock”). The Fund may offer additional classes of its Common Stock in the future. The Fund has applied for exemptive relief from the SEC that, if granted, will permit the Fund to issue multiple classes of Common Stock and to, among other things, impose asset-based distribution fees and early redemption fees; there is no assurance, however, that the relief will be granted. If such relief has not been granted when the Fund commences its offering, the Fund expects to offer only Class [I] Shares until any such relief is granted.

Class I Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class S Shares, a maximum sales load of up to 3.25%, of the offering price. Holders of Class I Shares, Class D Shares and Class S Shares have equal rights and privileges with each other, except that Class I Shares and Class D Shares do not pay a sales load, the Fund does not pay distribution fees with respect to its Class D Shares and the Fund does not pay any servicing or distribution fees with respect to Class I Shares. See “—Ongoing Distribution and Servicing Fees” and “Summary of Fund Expenses” for information on servicing and distribution fees. Class I Shares and Class D Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class D Shares to their selling agents. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Common Stock. The Board is authorized to establish one or more additional classes of Common Stock of the Fund.

Proceeds from the offering will be held by the Fund’s custodian and available to fund investments. No arrangements have been made to place such proceeds in an escrow, trust or similar account. The Fund generally expects to invest the proceeds from the offering within three months from receipt thereof.

The Fund reserves the right to reject a purchase order for any reason.

Investment Adviser	CCV LLC (previously defined as the “Adviser”), a wholly-owned subsidiary of Cadre and a registered investment adviser with the SEC, is the Fund’s investment adviser. The Adviser’s principal address is 315 Park Avenue South, New York, New York, 10010. As of June 30, 2022, the Adviser’ total assets under management were approximately $1.2 billion.

Cadre History	Cadre was founded in 2014 as an innovative commercial real estate investing platform. Cadre leverages an experienced, institutional private equity real estate investments team alongside data science and software engineering teams to deliver superior risk-adjusted returns to investors. Cadre is a fiduciary that is singularly focused on generating strong investment performance for its investors.

Cadre’s acquisitions, asset management, data science, and software engineering teams seek to add value throughout the lifecycle of a real estate investment, including sourcing, underwriting, diligence, and active ongoing asset and portfolio management.

Cadre Teams	Cadre is a fully integrated real estate management company with approximately 100 professionals in multiple offices within the U.S.

across acquisitions, asset management, investor relations, legal and compliance, finance and operations, product and software engineering teams. Cadre’s combination of real estate and finance professionals alongside data scientists, software engineers, and product managers, has resulted in an innovative and collaborative company culture that we believe provides a differentiated edge to investing and servicing our investors.

Investment Committee

Cadre’s Investment Committee members average over 25 years’ experience. The committee’s investment professionals hail from a variety of top-tier institutions during their careers, such as Blackstone, Vornado Realty Trust (former CEO), Goldman Sachs, Prudential Real Estate (former CEO), Four Seasons (former CEO), and GEM Realty Capital (former Investment Committee member).

The Investment Committee sets investment strategy and formally approves each transaction for Cadre. The Investment Committee monitors trends in capital markets flows, demographics, real estate fundamentals, interest rates, and other factors that drive the real estate market. The Investment Committee identifies certain investment strategies and targets particular asset classes, markets, and risk profiles where it believes attractive risk adjusted returns are available. Ultimately, the Investment Committee must formally approve all acquisitions, dispositions, refinancings, and major decisions for each asset in which the Cadre invests.

Acquisitions Team

Cadre’s experienced acquisitions team includes the Investment Committee and professionals with backgrounds from other institutional platforms such as GEM Realty Capital, Fortress Investment Group, Morgan Stanley, Greystar, JOSS Realty Partners, and Heitman. Cadre’s acquisitions team sources, structures, finances, and executes on Cadre’s transactions, working alongside Cadre’s legal, finance, and asset management teams.

Cadre’s acquisitions team maintains a vast network of relationships across markets and asset classes, including operating partners, investment sales and debt brokers, lenders, property managers, leasing brokers, law firms, and third party vendors. These relationships are critical for sourcing differentiated, frequently off-market opportunities, and appropriately diligencing each transaction in which it invests.

Asset Management Team

Cadre’s national asset management team is responsible for working with Cadre’s operating partners to implement operating, leasing,

capital improvement, and repositioning strategies. The asset management team includes dedicated investment professionals with backgrounds from institutional platforms such as Tishman Speyer, Greystar, PGIM Real Estate, and Carlyle.

The asset management team works closely with the acquisitions team prior to closing each transaction to ease the transition to ownership. Following closing, asset managers closely track asset performance—including through the use of Cadre’s proprietary asset management system called Phoenix—approve annual budgets, regularly visit each property, prepare quarterly investor reporting materials, and present refinancing, disposition, and valuation proposals to the Investment Committee.

See “Management of the Fund—Management.”

Investment Philosophy	Cadre’s investing philosophy is predicated upon certain core tenets:

Patience, Rigor, and Conviction, Augmented by Data Science and Technology

Cadre employs a value investing approach that combines best practices of institutional real estate investing—namely experienced, proven acquisitions and asset management teams—alongside cutting-edge data science techniques.

Cadre’s investments team reviews hundreds of transactions across multiple asset classes, markets, and risk profiles annually, of which approximately 2% have been historically approved by the investment committee and closed. Cadre closes on an investment only after hundreds of hours of underwriting, diligence, and structuring for each closed transaction. This includes proactive sourcing, and in-depth underwriting and analysis, which is regularly challenged by Cadre’s experienced investment committee in a multi-step approval process. Additional diligence includes legal structuring, loan structuring, and physical and environmental diligence, as part of a 125+ point diligence checklist. After acquisition, Cadre’s asset management team works proactively to add value to each asset it acquires.

To identify sectors and specific investments Cadre believes will outperform the market, Cadre focuses on rigorous, data-driven, and conservative underwriting and diligence.

Cadre’s data science and data engineering teams work closely with Cadre’s acquisitions and asset management teams to:

1.	Improve investment decisions to generate outsized returns

2.	Enhance decision-making velocity to more effectively compete in a fast-paced market environment

Cadre’s data science and software engineering teams have created three proprietary systems that augment Cadre’s investments team’s approach:

1.	Cadre’s proprietary data science models monitor commercial real estate (“CRE”) markets at the market level to create forward-looking, differentiated views on acquisition opportunities by solving for key considerations: ingesting and extracting market insights from a large variety of demographic, fundamental, macroeconomic, and microlocation data streams, creating asset-class-specific local price indices, and forecasting price indices

2.	Proprietary acquisition team software that instantly surfaces dozens of relevant market charts and over 75 transaction-specific metrics for every underwritten transaction

3.	Proprietary asset management software that standardizes and synthesizes asset performance in real-time at a line item level, and includes thousands of data points per owned investment

Stewards of Investor Capital

Cadre’s primary goal is to generate attractive risk-adjusted returns for investors. Cadre seeks to make investments designed to protect and grow investor capital.

Cadre takes its role as a fiduciary seriously, proven by Cadre and its senior investments team members’ investments in the Fund to align interests. In addition to Cadre’s own co-investment of up to $500,000 in the Predecessor Fund, Cadre also ensures operating partners are aligned via meaningful co-investment and performance incentives. Each operating partner is economically incentivized to create value over the life of the investment by certain fees and promoted interest, but also structurally incentivized through highly negotiated joint venture agreements.

Single-Asset, Middle Market Investing

Cadre believes that rigorously sourcing, underwriting, and diligencing individual assets in the middle-market sector—as opposed to large transactions or portfolios—offers the benefit of uncovering attractive, idiosyncratic opportunities that will outperform the market. Cadre can often find unique off-market, narrowly marketed, or recapitalization opportunities on a one-off basis that can provide compelling value propositions from a pricing and/or business plan perspective. Additionally, Cadre can acquire assets too small for larger institutions that are forced to deploy large sums of capital and pay premium pricing.

The ability to diligence individual assets—with insights and efficiencies generated by Cadre’s proprietary acquisitions software—

allows Cadre to more easily uncover risks and opportunities embedded in a specific asset at the time of acquisition or during our hold period, thereby offering the opportunity to more easily maximize the asset’s value.

Active Asset and Portfolio Management

As a fiduciary aligned with its investors, Cadre is focused on creating value for each individual asset it owns in order to generate attractive risk-adjusted returns for the Fund broadly and the Fund’s investors.

Cadre’s asset management team, in conjunction with the investment committee, is active throughout all stages of ownership, seeking to increase property level cash flow, and capitalize on areas of upside, while also mitigating risks. Cadre interests in its investments allow Cadre to retain at least joint control over major decisions—such as refinancing, sale, or amending the budget and/or business plan—as well as numerous other structural and legal protections, for its investors.

Cadre’s asset management team monitors asset performance in real-time, with a goal of optimizing value for investors. Cadre’s proprietary asset management product, Phoenix, processes over 500 custom metrics in real-time for each one of Cadre’s assets, allowing the team to proactively recognize opportunities to enhance revenue, trim operating expenses, alter capital expenditure or leasing plans, and/or refinance or dispose of assets.

Acquisition Process	Cadre has an experienced acquisitions team responsible for sourcing, underwriting, structuring, and executing on investment opportunities across target geographies and property types.

Proprietary Sourcing

Cadre’s investment committee, acquisitions team, and data science team work cohesively to drive focus on specific themes—asset class, markets (e.g. the Cadre MVP), and risk profiles.

Cadre is contacted about thousands of potential investments annually, which allows it to understand relative value across markets, property types, and risk profiles. This breadth of sourcing allows Cadre to identify and move more heavily into sectors that offer compelling growth potential. This is augmented by Cadre’s in-house data science team, which focuses on identifying certain favorable investment dynamics at both the market, asset class, and microlocation level. Cadre uses this top-down approach to direct Cadre’s sourcing efforts through two primary channels: (i) internally through Cadre’s acquisitions team and (ii) externally through Cadre’s operating partners.

By directing the team’s focus on specific themes, Cadre’s acquisitions team can then utilize a bottom-up approach to target the most attractive single-asset, middle-market acquisition opportunities. Our operating partners serve as the primary source for finding opportunities, which are often off-market or have been presented to a limited audience. Operating partners have the advantage of specializing in certain markets and/or asset classes, and can therefore have certain relationships locally to generate compelling real estate transactions. These groups typically bring opportunities to Cadre once they have secured exclusivity or are in the advanced stages of a negotiation or bidding process.

Our acquisitions team consists of seasoned professionals from premier institutions and private equity firms who have cultivated deep relationships over multiple real estate cycles with brokers, lenders, investment banks, private equity firms, insurance companies, lawyers, and former partners who provide access to high-quality commercial real estate transaction opportunities.

Of the thousands of principal investments Cadre is contacted about annually, as of , 2022 Cadre reviewed several hundred, underwrites fewer than 100, and closes on just 10-15. Overall, approximately 2% of transactions Cadre reviews are eventually approved by the Investment Committee and closed.

Initial Underwriting and Due Diligence

Cadre’s acquisitions team, in collaboration with its legal, finance, and asset management teams, completes a comprehensive due diligence process for each investment opportunity it pursues, including, but not limited to:

•

Investment Committee memorandum, summarizing all diligence including transaction dynamics, business plan, risks and mitigants, underwriting and returns, market fundamentals, sponsor quality, and legal, financing, and joint venture structure;

•

Underwriting model that projects asset cash flows and returns, driven by hundreds of underlying operating, financing, and disposition assumptions, each of which are rigorously vetted by the deal team and investment committee;

•	Site visit(s) that includes diligence of property condition and rent and sale comparables, in addition to speaking to numerous market contacts for further market color;

•

Due diligence checklist containing over [125] points to be confirmed or completed prior to closing a transaction. This can include reviews of the title commitment, survey, environmental and property condition reports, capital expenditures, and operating budget, among numerous other diligence items; and

•

Legal structuring includes the negotiation of a purchase and sale agreement, joint venture agreement, and loan agreement by Cadre’s acquisitions team, its internal legal team, and nationally-recognized outside legal counsel. Such documents are heavily negotiated by Cadre, with an ultimate goal of achieving the most attractive terms, control rights, and structural protections for Cadre’s investors.

Each investment closes following hundreds of hours of underwriting, diligence, and structuring per transaction.

Transaction Approval

Throughout the transaction process, the acquisitions team reviews and discusses each investment with Cadre’s Investment Committee during weekly meetings. Before formally voting on an investment, the Investment Committee reviews an investment memorandum, which addresses a over 125 point due diligence checklist and presents findings from site visits performed by the deal team and at least one Investment Committee member. Investment Committee approval is required prior to any binding commitment. This process ensures every committed transaction undergoes multiple layers of review and is vetted by multiple senior investment professionals, all of whom possess a distinct expertise in real estate investing.

Asset Management Approach	Asset management is a key component of Cadre’s business model. The direct involvement of acquisition and asset management principals in the planning and implementation of the business plan is critical to the ultimate success of each investment. For this reason, Cadre has fully integrated its acquisition and asset management functions such that the asset management team is involved in the underwriting process and the acquisitions team is consulted throughout the life-cycle of the asset. This overlapping structure not only provides additional rigor in the underwriting process but also facilitates successful execution of the business plan.

With the help of “Phoenix”, Cadre’s proprietary asset management system, and alongside its operating partners, Cadre reviews in real time the performance and progress of each asset, allowing the team to proactively address immediate action items. As part of its quarterly valuation process and reporting to investors, Cadre performs a quarterly re-underwriting of each asset. This includes, among other things, a comparison of budget vs. actual performance, assessment of projected leasing assumptions and capital requirements, review of debt covenants and potential refinancing opportunities, evaluation of market conditions, and a recommendation of any potential changes to the business plan, including disposition. Cadre’s investment committee is consulted weekly on asset performance and business plan recommendations, and on major decisions such as refinancing and disposition. This review process aims to keep Cadre accountable to prior projections and provides an ongoing, structured framework for addressing and managing risks. The investment committee has authority to direct Cadre on all major decisions for each asset in which Cadre invests, ensuring that Cadre’s investment strategy has been reviewed by seasoned veterans of the real estate industry.

Cadre’s approach to asset management can be divided into four parts:

1.	Adherence to Business Plan

Cadre’s primary objective from an asset management standpoint is to ensure that each individual asset is performing in accordance with the business plan. Frequent communication with operating partners, in addition to monthly financial updates that feed via technology integration directly into Cadre’s proprietary asset management system, allows Cadre to maintain a well-informed view of asset performance.

2.	Risk Management

Cadre typically maintains joint control over major business plan decisions through a highly structured joint venture agreement with the operating partner, allowing Cadre to implement measures needed to operate the asset in an optimal manner, including major decisions on leasing, capital expenditures, distributions, operating reserves, refinancings, and dispositions. Cadre also structures various investor protections into its agreements that help Cadre protect investments in adverse situations.

Cadre’s dedicated asset management team focuses on normal course asset management, as well as risk identification, risk management and loss mitigation. Real-time conversations and context with the operating partner and third-party vendors allows us to identify and flag potential issues sooner. To further monitor and mitigate risks affecting the Fund, the asset management team holds a weekly meeting, during which the team addresses multiple aspects of the portfolio’s performance, including leasing activity, market trends, upcoming lease expiries, ongoing capital improvement projects, and revenue and operating expense performance. This detailed, consistent, and collective evaluation of the portfolio focuses the combined expertise of the asset management team on maintaining the most appropriate course of business plan strategy for each asset.

3.	Value Creation

Given the constantly changing macroeconomic environment and evolving asset-level dynamics, Cadre is constantly looking to capitalize on opportunities to maximize value for each investment. Business plans are reviewed on a property-by-property basis each month in conjunction with a macroeconomic analysis in order to identify value creation opportunities.

The decision to exit an investment, subject to Cadre’s investment committee approval, will incorporate multiple analyses, including evaluating in-place and projected future cash flows, current market capitalization rates, future required capital investment, and remaining business plan execution risk, leveraging Cadre’s in-house data science insight on real-time investment dynamics at both the market and microlocation level, submarket specific trends and transactions, and overall macroeconomic conditions. The Fund will always seek opportune exits to maximize returns and profitability for its investors.

4.	Reporting and Analytics

Cadre’s use of proprietary reporting tools allows Cadre to gather timely financial information from operating partners in a highly efficient and structured manner. Cadre’s portfolio analytics platform Phoenix provides real-time visibility into Cadre’s portfolio. Cadre’s engineering team has built Application Programming Interface (API) integrations, which enables the asset management team to ingest and analyze daily data from Cadre’s assets. As a result, Cadre is able to provide clear, informative, and transparent reporting to investors for each asset on a consistent basis, at least quarterly. Further, Cadre’s in-house database and analytics software allows the investments team to track and analyze market and deal-specific metrics over time, providing additional insight throughout the acquisitions and asset management processes.

Investment Management Agreement	The Fund and the Adviser have entered into a management agreement (the “Management Agreement”) pursuant to which the Adviser is entitled to receive a base management fee (the “Management Fee”) payable at the end of each month by the Fund at the annual rate of % of the average daily value of the Fund’s net assets.

See “Management of the Fund—Investment Management Agreements and Fees.”

Repurchases	The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date in the sole discretion of the Board. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock without amending or extending the tender offer.

Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. However, no assurance can be given that repurchases will occur or that any

Common Stock properly tendered will be repurchased by the Fund. The Fund expects to conduct such repurchases in accordance with Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that the Fund deliver an offer to purchase and file a Schedule TO with the SEC.

The Fund may but does not expect to make a tender offer for its Common Stock during the first six months of operations following effectiveness of the Fund’s registration statement.

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the shares (on a “first in-first out” basis). An early repurchase fee payable by a stockholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any stockholder.

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. For example, if adverse market conditions cause the Fund’s investments to become more illiquid or trade at depressed prices or if the Adviser believes that conducting a tender offer for 5.0% of the aggregate NAV of the Fund’s outstanding Common Stock would impose an undue burden on stockholders who do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Common Stock at NAV, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 5.0% of the aggregate NAV of its outstanding Common Stock. Regardless of the recommendation of the Adviser, the Board may or may not determine to cause the Fund to conduct a tender offer for any given quarter.

The Fund intends to comply with an exemption under FINRA Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no tender offers will be conducted by the Fund at all. If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, stockholders may be able to sell their Common Stock only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to fund the purchase of shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses as a percent of assets. Further, such sales may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common

Stock should be considered illiquid. For more information concerning repurchases, see “Risks—Liquidity Risk” and “Repurchase of Common Stock.”

Leverage	The Fund may seek to enhance the level of its current distributions to its common stockholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund expects to use entity level debt (non-mortgage debt at the Fund level). The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) which Borrowings are limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings.

The Fund also expects its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances). Property level debt will be incurred by operating entities held by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries. When such property level debt is not recourse to the Fund, and the entity holding such debt was not formed for the purpose of avoiding the Investment Company Act limitations on leverage, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the entity holding such debt is an entity that primarily engages in investment activities in securities or other assets and is primarily controlled by the Fund, including a Controlled Subsidiary, or (ii) the financial statements of the entity or joint venture holding such debt would be consolidated in the Fund’s financial statements. In certain limited cases, property level debt may be recourse to the Fund.

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares (“Preferred Stock”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance. See “Leverage” and “Risks—Leverage Risk.”

Borrowings (and any Preferred Stock) have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) leverage investments in Common Stock. Holders of Common Stock bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, holders of Common Stock bear the offering costs of the Preferred Stock issuance. The Board may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the holders of Common Stock.

The Fund may choose not to use leverage at all times, and the amount of leverage used by the Fund may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.

Distributions	Beginning , the Fund will seek to pay periodic distributions at an attractive distribution yield to stockholders of record, subject to Board approval. The Fund intends to accrue and declare distributions daily and distribute them on a periodic basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to stockholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently. The Fund intends to make distributions necessary to maintain its qualification as a REIT. See “Distributions.”

Cash distributions to holders of the Fund’s Common Stock will automatically be reinvested under the Fund’s Distribution Reinvestment Plan (the “DRIP”) in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, stockholders’ distributions are reinvested in Common Stock of the same class of Common Stock owned by the stockholder for a purchase price equal to the NAV per share (for the class of Common Stock being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

Expenses and Reimbursement	Subject to the terms and conditions outlined in this prospectus, the Fund will reimburse the Adviser or its affiliates for any actual third-party expenses incurred on behalf of the Fund. Such expenses will include, but are not limited to, costs related to valuation, audit, reporting, regulatory, administration, compliance, directors fees, filing fees and financing as well as legal services. The Fund will also reimburse the Adviser or its affiliates for actual operating and property expenses incurred on behalf of the Fund for property management, acquisitions, dispositions and financings. The Adviser has and expects in the future to hire third-party property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s real estate investments. These property managers may be affiliates of partners in joint ventures that the Fund enters into.

The Adviser and its affiliates have agreed to fund the Fund’s organizational and offering expenses until the initial sale of Common Stock in this offering. The Fund will reimburse these expenses, subject to a specified expense cap and reimbursement limitations (as detailed below).

Pursuant to an Expense Limitation and Reimbursement Agreement, through , the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to without the consent of the Fund’s Board. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Servicing Fee, (iii) the Distribution Fee, (iv) property level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser).

For a more complete discussion of the Fund’s expenses and reimbursement arrangements, see “Summary of Fund Expenses.”

Independent Valuation Advisor	, an independent valuation services firm, will periodically review third party appraisal reports and update valuations with respect to each of the Fund’s properties in accordance with valuation guidelines approved by the Board. will assist the Adviser in determining the estimated values of the Fund’s real estate investments and the Adviser will use the estimated values provided as well as inputs from other sources in its calculation of the Fund’s daily NAV per share.

Custodian and Transfer Agent	will serve as the Fund’s custodian. will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Distributor	RealCadre LLC (the “Distributor”) is the principal underwriter and distributor of the Class I Shares, Class D Shares and Class S Shares and serves in that capacity on a best efforts basis, subject to various conditions. Other broker-dealers (“Selling Agents”) may be appointed by the Distributor to assist in the sale of the Fund’s Common Stock on a best efforts basis. See “Plan of Distribution.”

Sales Loads	Class S Shares are subject to a sales load of up to 3.25%, of the total offering price (including sales load). Class I Shares and Class D Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class D Shares to their selling agents. No sales load will be paid with respect to any Common Stock sold pursuant to the DRIP.

The Distributor may reallow sales loads to participating broker-dealers. Selling Agents typically receive the sales load with respect to the Class S Shares purchased by their stockholders. Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. The Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. Different Selling Agents may impose different sales loads or additional fees or offer different ways to reduce sales loads or additional fees. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Common Stock.

Ongoing Distribution and Servicing Fees	Participating broker-dealers will receive ongoing distribution and servicing fees (a) of 1.00% of NAV per annum for Class S Shares only (consisting of a 0.75% distribution fee (the “Distribution Fee”) and a 0.25% stockholder servicing fee (the “Servicing Fee”)), accrued daily and payable monthly and (b) of 0.25% for Class D Shares (all of which constitutes payment for stockholder services, with no payment for distribution services) in each case as accrued daily, and payable monthly. Class I Shares do not incur Distribution or Servicing Fees.

Unlisted Closed-End Fund Structure; Limited Liquidity	The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Stock and the Fund does not expect any secondary market to develop for its Common Stock. Stockholders of the Fund are not able to have their Common Stock redeemed or otherwise sell their Common Stock on a daily basis because the Fund is an unlisted closed-end fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Common Stock as described in “Repurchases” above.

Minimum Investment; Share Class Availability

Generally, the minimum initial investment is $1,000 for Class S Shares and Class D Shares and $1,000,000 for Class I Shares. The minimum subsequent investment is $500 for each class of Common Stock, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. The minimum investment for each class of Common Stock can be modified or waived in the sole discretion of the Fund or the Distributor, including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and directors and certain employees of Cadre, including its affiliates, vehicles controlled by such employees and their extended family members. Each of the Fund or the Distributor may modify or waive minimum investment amounts in their sole discretion and subject to applicable law. See “Plan of Distribution— Minimum Investment and Share Class Availability.”

Class S Shares are available to the general public through Selling Agents and other financial intermediaries that offer such stock class. Class D Shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through investment advisers that are registered under the Investment Advisers Act of 1940 or applicable state law and direct clients to trade with a broker-dealer that offers Class D Shares, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) other categories of investors that are named in an amendment or supplement to this prospectus. Class I Shares are available only (1) through fee-based programs, known as wrap accounts, of investment dealers that provide access to Class I Shares, (2) to participating broker-dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130 and through participating broker-dealers that have alternative fee arrangements with their clients, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, (5) to endowments, foundations, pension funds and other institutional investors for purchase in this offering, (6) to other categories of investors that are named in an amendment or supplement to this prospectus (7) to certain directors or trustees, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Cadre and its affiliates or the Fund; provided, however, that former employees (including their spouses, children and parents) must have an existing investment in the Fund, and (8) if approved by the Board, joint venture partners, consultants and other service providers.

Summary of Risks

Investing in the Fund involves risks, including the risk that a stockholder may receive little or no return on his or her investment or that a stockholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks.”

Stockholders should consider carefully the following principal risks before investing in the Fund:

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

General, Market and Economic Risks. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with coronavirus (“COVID-19”) or other infectious disease outbreaks). International wars or conflicts (including Russia’s military invasion of Ukraine) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the COVID-19 pandemic, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The current domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the NAV of the Common Stock will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the NAV of the Common Stock decreases. As with any security, a complete loss of your investment is possible.

Real Estate Investment Risk. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to:

•	local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;

•	lack of liquidity inherent in the nature of the asset;

•	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

•	ability and cost to replace a tenant/operator/manager upon default;

•	property management decisions;

•	property location and conditions, including changes in the relative popularity of the property;

•	property operating costs, including insurance premiums, real estate taxes, energy prices and maintenance costs;

•	competition from comparable properties;

•	the occupancy rate of, and the rental rates charged at, the properties;

•	leasing market activity;

•	the ability to collect on a timely basis all rent;

•	the effects of any bankruptcies or insolvencies;

•	changes in interest rates and in the availability, cost and terms of mortgage financing;

•	changes in governmental rules, regulations and fiscal policies;

•	cost of compliance with applicable federal, state, and local laws and regulations;

•	acts of nature, including earthquakes, hurricanes and other natural disasters;

•	climate change and regulations intended to control its impact;

•	the potential for uninsured or underinsured property losses; and

•	other factors which are beyond the Fund’s control.

Commercial Real Estate Industry Risk. The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operation.

Residential Real Estate Industry Risk. Investments in apartment and residential real estate are subject to various changes in real estate conditions, and any negative trends in real estate conditions may adversely affect the Fund’s investments through decreased revenues or increased costs. These conditions include:

•

changes in national, regional and local economic conditions, which may be negatively impacted by concerns about inflation, deflation, government deficits, high unemployment rates, decreased consumer confidence and liquidity concerns;

•	fluctuations in interest rates;

•	the inability of residents and tenants to pay rent;

•	the existence and quality of the competition, including the attractiveness of properties based on considerations such as convenience of location, rental rates, amenities and safety record;

•	increased operating costs, including increased real property taxes, maintenance, insurance and utilities costs;

•	oversupply of apartments, commercial space or single-family housing or a reduction in demand for real estate; and

•	changes in, or increased costs of compliance with, laws and/or governmental regulations, including those governing usage, zoning, the environment and taxes.

Risks Related to the Hospitality Industry. The Fund may invest in hospitality properties, which could subject the Fund to particular economic and operating risks. Hospitality properties are particularly exposed to short-term economic conditions in the global and local markets, as their space is let on a short-term basis. Furthermore, upon acquisition of a hotel, the owner generally has limited visibility into future bookings. Certain hotels acquired by the Fund may be managed by third-party hotel management companies pursuant to management agreements that may not be terminable for a period of time. In these cases, the hotel’s business and operating results would depend in large part upon the performance of a third party, not originally retained by the Fund. While the Fund will seek to invest in hotel properties with quality management, there is no guarantee that the third party management company for any given hotel property will meet the Fund’s performance objectives.

Risks Associated with Shared Workspace Investments. The Fund may invest in shared workspace assets and/or operators, as well as other assets that employ a membership-based business model in which revenues are derived primarily from the sale and renewal of memberships that can be terminated by members on short notice. Such members are often small and medium sized start-up or venture capital-backed companies focused in technology-related fields. In many cases, the companies have not yet achieved profitability and generally lack significant financial reserves or access to credit. Because of the foregoing factors, the members of shared workspace properties are subject to many of the same risks, such as availability of financing. Any adverse economic conditions affecting one member may be expected to also affect other members and could result in sudden and material losses in overall membership revenues due to terminations or defaults by existing members, decreases in sales to new members and other factors.

Risks Related to the Lodging Industry. The performance of investments in hotel and resort properties is subject to many of the risks associated with owning and operating other types of real estate. Whether or not guests, tenants or buyers are willing to enter into agreements on the terms and conditions that the Fund projects and on the timetable the Fund expects will depend on a number of factors, many of which are outside of the Fund’s control, such as local real estate conditions, including the supply of and demand for comparable lodging in the area in which a property in which the Fund invests is located. If the demand for hotel and resort properties is reduced, or if competitors develop and/or acquire competing properties on a more cost-effective basis, income generated from the Fund’s investments and the underlying value of a property in which the Fund invests may be adversely affected.

Risks Related to Franchise Agreements. Properties in which the Fund invests may operate under a franchise agreement. Negative publicity related to the franchise brand or the general decline of the brand may adversely affect the value of the applicable Investments or result in a reduction in business. In addition, the maintenance of franchise licenses for branded hotel and resort properties is subject to franchisors’ operating standards and other terms and conditions including the requirement to make certain capital improvements. Franchisors periodically inspect hotel and resort properties to ensure compliance with their standards. Any failure to maintain such standards or comply with other terms and conditions could result in a franchise license being canceled. If a franchise license is canceled due to noncompliance, the franchisor may be entitled to a termination payment, the amount of which may be substantial. The loss of a franchise license could materially and adversely affect the operations and the underlying value of the properties in which the Fund invests because of the loss of associated name recognition, marketing support and centralized reservation system provided by the franchisor and adversely affect the performance of the Fund’s investments.

Illiquid Investment Risk. Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without stockholder approval.

Liquidity Risk. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Reliance on Investment Professionals. As of the date of this prospectus, the Fund has not made any investments and the success of the Fund will therefore depend on the ability of the Adviser and its respective affiliates to identify and consummate suitable investments and to, when relevant, exit investments of the Fund prudently.

Selection Risk. Selection risk is the risk that the investments selected by the Adviser will underperform the broader real estate market, relevant indices, or other funds with similar investment objective and investment strategies.

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Stock offered hereby generally within three months from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

Risks Related to Uncertain Timing for Assets Sale and Financing. Although the investments held by the Fund may generate current cash flow, it is possible that cash flow will occur only after the partial or complete financing, refinancing or sale of the investments, delaying the return to the investors. It is possible that the Fund may not encounter favorable financing, refinancing or sale terms for the Investments, thereby reducing or eliminating the return.

When selling the investments or properties, the Fund or a joint venture may find it necessary or desirable to provide secondary financing to purchasers. In the event the Fund or a joint venture finds it necessary or desirable to provide such secondary financing, a liquidation of the Fund or an investment may be delayed beyond the anticipated term of the Fund until the proceeds are collected. In addition, the Fund will be subject to the risk of a default by the buyer with respect to any such secondary financing, and will be subordinated to any primary financing obtained by the buyer.

Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by the Adviser), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions.

Risks Related to Construction and Entitlements. Properties in which the Fund invests may require significant capital improvements. The construction process includes a number of risk factors including many that are outside the control of the Adviser. These include but are not limited to severe disruption in the financial industry, cost overruns, the availability of qualified contractors, subcontractors or suppliers, insolvency of such companies during the construction process, other legal disputes with contractors, the availability of construction materials, local or national strikes in the construction trades or supply industries and the availability of fuel or other forms of energy. The modification of existing entitlements, zoning or general plan designation inevitably involves multiple public hearings, negotiations with public officials and community groups, preparation of additional reports and studies or other significant administrative requirements and a positive outcome is not assured.

Risks Related to Investments in Land; Development. The Fund may acquire direct or indirect interests in undeveloped land or underdeveloped real estate, which may be non-income producing. To the extent the Fund seeks to develop real estate, it will be subject to various related risks, including those associated with obtaining zoning, environmental and other regulatory requirements, the cost and time of completing construction (including risks beyond the control of the Fund, such as weather, labor conditions and material shortages) and the availability of both construction and permanent financing on favorable terms. Development is also more susceptible to irregular accounting or other fraudulent practices. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities. Additionally, development or redevelopment projects can carry an increased risk of litigation with contractors, subcontractors, suppliers, partners and others. Assets under development or assets acquired for development may receive little or no cash flow from the date of acquisition through the date of completion of development and may experience operating deficits after the date of completion. In addition, market conditions may change during the course of development that make such development less profitable than anticipated.

Non-Diversification Risk. The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act, the Fund intends to qualify as a REIT that is accorded favorable tax treatment under the Code, which imposes its own diversification requirements.

Real Estate Joint Venture Risk. The Fund may in the future enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

•	the real estate joint venture partner in an investment could become insolvent or bankrupt;

•

the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be subject to joint approval. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner; under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

•	the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

•	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

•

the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

•

the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

•	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;

•

the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

•

the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

•	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments. Any of the above risks and conflicts of interest might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.

Environmental Risk. Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems, such as in cases where there are unforeseen conditions beyond a reasonable standard for performing customary due diligence or where doing an exhaustive environmental assessment would be far too costly and time-consuming to be practical. There can be no assurance:

•	as to the degree of environmental testing conducted at the properties in which the Fund invests;

•	that the environmental testing (if any) has identified all adverse environmental conditions and risks at the properties in which the fund invests;

•	that the results of the environmental testing were accurately evaluated in all cases;

•	that all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing will be implemented; or

•	that any such recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

The Fund may be exposed to claims and losses arising from undisclosed or unknown environmental contamination from pollutants or other hazardous materials, or health or occupational safety matters. The Fund could also suffer losses if reserves or insurance proceeds prove inadequate to cover any such matters. Under the laws, rules and regulations of various jurisdictions, an owner of real property can be liable for the costs of removal or remediation of certain hazardous or toxic substances, including asbestos, on or in the asset. Liability can be joint and several, which can result in a party being held liable without regard to whether the party knew of, or was responsible for, the contamination. The presence of environmental contamination on a property, whether known or latent, could result in personal injury to persons removing such materials, as well as contamination and damage to other property, which could give rise to liability to third parties. The cost to perform any remediation, and the cost to defend against any related claims, could exceed the value of the relevant Investment, and in such cases the Fund could be forced to satisfy the claims from other assets and Investments. The failure to properly remediate contamination may adversely affect the owner’s ability to develop, use or sell the real estate or to borrow funds using such asset as collateral and may result in fines and other sanctions. The Fund may have an indemnity from a third party purporting to cover these liabilities, but there can be no assurance as to the financial viability of any indemnifying party at the time a claim arises. In addition, some environmental laws create a lien on a contaminated asset in favor of governments or government agencies for costs they may incur in connection with the contamination.

Recourse Financings Risk. In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Lenders customarily require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by lender. The Fund’s “bad boy” guarantees could apply to actions of the joint venture partners associated with the Fund’s investments. While the Adviser expects to negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Fund under such guarantees.

Valuation Risk. Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Adviser and the Fund’s independent valuation advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of stockholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Adviser and the Fund’s independent valuation advisor with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. See “Net Asset Value.”

Prime Single Tenant Risk. The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. The Fund’s reliance on single tenants in prime single tenant properties may decrease its ability to lease vacated space and could adversely affect its income, performance, operations and ability to pay distributions. Certain of the Fund’s investments in properties will be leased out to single tenants that the Adviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, businesses or operators, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results.

Mortgage Loan Risk. The Fund may originate and selectively acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.

Mezzanine Loan Risk. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, the Fund may not recover some or all of its investment.

CMBS Risk. Commercial mortgage-backed securities (“CMBS”) are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.

RMBS Risk. The Fund’s investments in residential mortgage-backed securities (“RMBS”) are subject to the risks of defaults, foreclosure timeline extension, fraud, home price depreciation and unfavorable modification of loan principal amount, interest rate and amortization of principal accompanying the underlying residential mortgage loans.

In the event of defaults on the residential mortgage loans that underlie the Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, the Fund may not realize an anticipated return on investments and may incur a loss on these investments. The Fund may also acquire non-agency RMBS, which are backed by residential property but, in contrast to agency RMBS, their principal and interest are not guaranteed by federally chartered entities such as Fannie Mae and Freddie Mac and, in the case of the Government National Mortgage Association.

Preferred Equity Risk. The Fund may invest in preferred equity interests by or in connection with real estate-related operators or investments companies. The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

•

Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•

Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. Interest rates are at or near historical lows, which may increase the risks associated with rising interest rates in the future. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Adviser. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

•

Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

•

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

•

Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•

Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

•

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

•

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

•

Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

•

Refinancing Risk. This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such instruments.

Capital Markets Risk. The Fund expects to fund a portion of its private real estate investments with property-level financing. There can be no assurance that any financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.

LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Derivatives Risk. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

•

Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. See “Leverage” for more information.

•

Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

•

Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Adviser to predict pertinent market movements, which cannot be assured.

•

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased in through September 1, 2022. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. In addition, the Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in certain derivatives, or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Adviser to claim this exclusion with respect to the Fund, the Fund will limit its use of such derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions, or (ii) the aggregate net notional value of its derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

Property level debt will be incurred by operating entities held by the Fund or by joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. Such operating entities would own real estate assets and would borrow from a lender using the owned property as mortgage collateral. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries. There are no limits under the Investment Company Act on the amount of leverage an operating entity may incur. When such property level debt is not recourse to the Fund, and the entity holding such debt was not formed for the purpose of avoiding the Investment Company Act limitations on leverage, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the entity holding such debt is an entity that primarily engages in investment activities in securities or other assets and is primarily controlled by the Fund, including a Controlled Subsidiary, or (ii) the financial statements of the entity or joint venture holding such debt would be consolidated in the Fund’s financial statements. Property level debt may include covenants restricting when an operating entity held by the Fund can make distributions to the Fund. Defaults on the property level debt may result in the Fund losing its investment in the applicable property. Defaults on entity level debt may result in limits or restrictions on the Fund’s operations, including the Fund’s ability to make distributions.

There can be no assurance that any property-level financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including

•	the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

•

magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged; and

•	leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund’s NAV and the total return to common stockholders.

Potential Conflicts of Interest Risk. The Adviser serves as adviser to other vehicles that have the same or similar investment objective and investment strategies to those of the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts. Conflicts of interest exist or could arise in the future as a result of the relationships between the Fund and its affiliates, on the one hand, and the Fund’s wholly-owned operating partnership or any partner thereof, on the other. For further information on potential conflicts of interest, see “Conflicts of Interest.”

Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by the Adviser and its affiliates and Cadre affiliated proprietary entities invest in securities, properties and other assets in which the Fund seeks to invest. Allocation of identified investment opportunities among the Fund, the Adviser and other Cadre affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. The Fund’s stock of investment opportunities may be materially affected by competition from other Cadre affiliated investment vehicles and Cadre affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund. The results of the Fund’s investment activities may differ significantly from the results achieved by such other managed investment vehicles or accounts. It is possible that one or more of such vehicles or accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

See “Investment Objective and Strategies—Allocation of Investment Opportunities” and “Conflicts of Interest.”

Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell shares and have no firm commitment or obligation to sell any of the shares. Even though the Fund has acquired the initial portfolio, such portfolio by itself is not diversified. Further, if the Distributor is unable to raise substantial funds in this offering, the Fund’s Board may seek the approval of the Fund’s stockholders to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, stockholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s stockholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.

Periodic Tender Offer Risk. The Fund intends, but is not obligated, to conduct quarterly tender offers to repurchase up to 5.0% of the Common Stock then outstanding in the sole discretion of the Board. In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer, and even if the Adviser does recommend to the Board that the Fund conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Fund’s traded securities to become illiquid or trade at depressed prices or if the Adviser and/or Board believe that conducting a tender offer for 5.0% of the Common Stock then outstanding would impose an undue burden on common stockholders who do not tender compared to the benefits of giving common stockholders the opportunity to sell all or a portion of their Common Stock at net asset value, the Adviser may choose not to recommend a tender offer or may recommend a tender offer for less than 5.0% of the Common Stock then outstanding. Accordingly, there may be periods during which no tender offer is made.

If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality traded securities to purchase the shares of Common Stock that are tendered, which may increase risks for remaining common stockholders and increase Fund expenses as a percent of assets. Further, such sales may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of Common Stock pursuant to any tender offers. There can be no assurance, however, that the Fund will be able to obtain such financing for tender offers if it attempts to do so. The use of leverage to finance the repurchase of Common Stock will further increase the Fund’s expenses borne by stockholders of the Fund, in addition to the increase in expenses per share that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. The Fund is designed primarily for long-term investors and an investment in the Common Stock should be considered illiquid. While the Fund intends to conduct quarterly tender offers, the Fund is not required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Fund to redeem their Common Stock.

The exchange of shares of Common Stock for cash pursuant to a tender offer will generally be a taxable transaction for U.S. federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock” and “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock.”

Reliance on Third-Party Management Companies Risk. The Fund may rely on third-party managers to operate the properties in which the Fund invests pursuant to one or more management contracts. The performance of the investments may be adversely affected if such third-party property managers fail to provide quality services and amenities or if they or their affiliates fail to maintain a quality brand name. In addition, such third-party managers or their affiliates may manage, and in some cases may own, invest in or provide credit support or operating guarantees, to hotel and resort properties that compete with the properties in which the Fund invests, which may result in conflicts of interest and decisions regarding the properties in which the Fund invests that are not in the best interests of the Fund.

Risks Related to the Fund’s REIT Status. The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.

Tax Risks of Investing in the Fund. Even if the Fund qualifies and maintains its status as a REIT, it may become subject to U.S. federal income taxes and related state and local taxes.

Key Features of a REIT	The Fund intends to elect to be taxed as a REIT beginning with the Fund’s taxable year ended December 31, . In general, a REIT is a company that:

•	acquires or provides financing for real estate assets;

•	offers the benefits of a professionally managed real estate portfolio;

•	satisfies the various requirements of the Code, including a requirement to distribute at least 90% of its REIT taxable income each year to its stockholders; and

•

is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its stockholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and stockholder levels) that generally results from investments in a C corporation.

Limitation on Ownership Level	The Fund’s charter contains restrictions on the number of shares any one person or group may own. Specifically, the Fund’s charter will not permit any person or group to own more than 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Common Stock or of the outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Common Stock or the Fund’s capital stock of all other classes or series in excess of these 9.8% limits would not be effective without an exemption from these limits (prospectively or retroactively) by the Board. These limits may be further reduced if the Board waives these limits for certain holders. See “Certain Provisions of the Charter—Transfer Restrictions.” These restrictions are designed, among other purposes, to enable us to comply with ownership restrictions imposed on REITs by the Code. Attempted acquisitions in excess of the restrictions described above will, pursuant to the charter, be void from the outset.

U.S. Federal Income Tax Considerations	The Fund intends to elect and qualify to be taxed as a REIT.

The Fund’s qualification and taxation as a REIT depends upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of shares, and the percentage of the Fund’s taxable income that it distributes. See “Material U.S. Federal Income Tax Considerations.” No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year.

If the Fund qualifies as a REIT, it generally will be allowed to deduct dividends paid to stockholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to stockholders, as long as the Fund meets the minimum distribution requirements under the Code and does not engage in a “prohibited transaction”. The Fund intends to make distributions to stockholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

In the case of certain U.S. stockholders, the Fund expects IRS Form 1099-DIV tax information, if required, to be sent to stockholders following the end of each year.

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand all fees and expenses common stockholders would bear directly or indirectly. This table illustrates the fees and expenses of the Fund that you will incur if you buy and hold shares of the Fund’s Common Stock. Because the Fund has a limited operating history, many of these expenses are estimates.

	Class I Shares		Class D Shares		Class S Shares
Stockholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)[1]	None		None		3.25%
Redemption Fee (on shares purchased and held for less than twelve months) (as a percentage of amount redeemed, if applicable)[2]	2.0%		2.0%		2.0%
Annual Expenses (Percentage of Net Assets Attributable to Shares)
Management Fee[3]		%		%	%
Servicing Fee[4]	None		0.25%		0.25%
Distribution Fee[5]	None		None		0.75%
Interest Payments on Borrowed Funds[6]		%		%	%
Property Level Expenses[7]		%		%	%
Other Expenses[8]		%		%	%
Total Annual Fund Operating Expenses		%		%	%
Fees Waived and/or Expenses Reimbursed[9]		%		%	%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		%		%	%

1

RealCadre LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s Common Stock and serves in that capacity on a best efforts basis, subject to various conditions. Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to Class S Shares purchased by their clients. Class S Shares are subject to a sales load of up to 3.25%, of the total offering price (including sales load). The Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. Class I Shares and Class D Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class D Shares to their Selling Agents. Investors should consult with their Selling Agents about the sale load and any additional fees or charges their Selling Agents might impose on each class of Common Stock. See “Purchase of Stock—Sales Loads.”

2

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s shares at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the shares (on a “first in-first out” basis). An early repurchase fee payable by a stockholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any stockholder.

3

Pursuant to an investment management agreement, the Adviser receives a Management Fee, payable at the end of each month by the Fund, at an annual rate equal to    % of the average daily value of the Fund’s net assets.

4

The Fund pays the Distributor a Servicing Fee that is payable monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class S Shares and Class D Shares. The Servicing Fee is for personal services provided to stockholders and/or the maintenance of stockholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Servicing Fee to the Selling Agents that sell Class S Shares and Class D Shares. The Servicing Fee is governed by the Fund’s Distribution and Service Plan.

5

The Fund pays the Distributor a Distribution Fee that is payable monthly and accrued daily at an annualized rate of 0.75% of the net assets of the Fund attributable to Class S Shares. The Distribution Fee is for the sale and marketing of the Class S Shares and to reimburse the Distributor for related expenses incurred. All or a portion of the Distribution Fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a service fee under Financial Industry Regulatory Authority (“FINRA”) rules. The Distributor may pay all or a portion of the Distribution Fee to the Selling Agents that sell Class S Shares. Payment of the Distribution Fee is governed by the Fund’s Distribution and Service Plan.

6

The table assumes the average use of leverage by the Fund (including by the Fund’s consolidated subsidiaries) in an amount equal to     % of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) and assumes the annual interest rate on borrowings is     %. The Fund’s actual interest costs associated with leverage may differ from the estimates above. In addition, the Fund also expects that its unconsolidated operating entities will use borrowings, the costs of which will be indirectly borne by stockholders.

7

Represents estimated fees and expenses related to property management, including real estate/property taxes, disposition expenses, any other expenses related to investments in real property by the Fund’s consolidated subsidiaries for the first year of the Fund’s operations. In addition, the Fund also expects that its unconsolidated operating entities will incur property management, disposition and other expenses related to investments in real property, the costs of which will be indirectly borne by stockholders. The Fund’s real estate operating subsidiaries may in the future to hire affiliated loan servicing managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s loan investments.

8

“Other Expenses” are estimated based on average Fund net assets of $         and anticipated expenses for the first year of the Fund’s operations after the commencement of this offering (assuming that the Fund has $         of net assets from the Predecessor REIT). “Other Expenses” include professional fees, preferred stock dividends, offering expenses and other expenses, including, without limitation, filing fees, printing fees, administration fees, custody fees, director fees, insurance costs and financing costs. Any offering expenses will be amortized over a twelve-month period.

9

Pursuant to an Expense Limitation and Reimbursement Agreement, through                 , the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than     % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to                 without the consent of the Fund’s Board. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Servicing Fee, (iii) the Distribution Fee, (iv) property level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser).

Class I Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class I Shares and assuming (i) that during the first year of the Fund’s operations, after the commencement of this offering, the Fund raises $         and issues an aggregate offering amount of approximately $         of Class I Shares, (ii) total annual expenses of net assets attributable to the Class I Shares remains the same, (iii) a 5% annual return,

(iv) reinvestment of all dividends and distributions at net asset value and (v) application of the Expense Limitation and Reimbursement Agreement through                 :

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class D Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class D Shares and assuming (i) that during the first year of the Fund’s operations, after the commencement of this offering, the Fund raises $                 and issues an aggregate offering amount of approximately $                 of Class D Shares, (ii) total annual expenses of net assets attributable to the Class D Shares remains the same, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at net asset value and (v) application of the Expense Limitation and Reimbursement Agreement through                 :

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class S Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class S Shares and assuming (i) the maximum sales load, (ii) the Fund issues an aggregate offering amount of approximately $         of Class S Shares each year, (iii) total annual expenses of net assets attributable to the Class S Shares remains the same, (iv) a 5% annual return, (v) reinvestment of all dividends and distributions at net asset value and (vi) application of the Expense Limitation and Reimbursement Agreement through                 :

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company that continuously offers its Common Stock. The Fund intends to invest primarily in private real estate in the United States. The Fund was organized as a Maryland corporation on October 20, 2022 and intends to elect to be taxed as a REIT for U.S. federal income tax purposes under the Code. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 315 Park Avenue South, New York, NY 10010 and its telephone number is 646-661-1144.

Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not redeem their securities at the option of the stockholder, whereas open-end management investment companies issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end management investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Although the common stock of closed-end management investment companies is often listed on a securities exchange, the Fund does not currently intend to list its common stock for trading on any securities exchange or any other trading market in the near future.

CCV LLC will serve as the investment adviser to the Fund.

The Fund’s investment objective and policies are non-fundamental and may be changed without stockholder approval. The Board may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by the Adviser with similar investment objective and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board and, to the extent required by applicable law and the Fund’s Articles of Incorporation, the stockholders of the Fund. See “Description of Shares” and “Certain Provisions in the Charter and Bylaws.”

USE OF PROCEEDS

The Fund will invest the net proceeds from the sale of its Common Stock in accordance with the Fund’s investment objective and policies as stated below. The Fund generally expects to invest the proceeds from the offering as soon as practicable; which in the ordinary course is expected to be within three months from receipt thereof. However, in certain limited circumstances, such as in the case of unusually large cash inflows, the Fund may take up to six months or longer to fully invest the proceeds from the offering. Pending investment pursuant to the Fund’s investment objective and policies, the net proceeds of the offering may be invested in permitted temporary investments, including, without limitation, short-term U.S. government securities, bank certificates of deposits and other short-term liquid investments. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to provide attractive current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board without Fund stockholder approval.

Market Opportunity

Cadre believes that real estate is a critical part of a sound investment portfolio due to the following characteristics:

•	Attractive risk-adjusted returns and portfolio diversification. Private real estate may offer higher risk-adjusted returns, lower volatility, and lower correlations relative to public markets.
•	Tax-efficient income. Investors may benefit from the unique treatment of a REIT, which can be structured and operated in a manner that avoids entity level taxation at the REIT level.
•	Stable cash flow. Investors may benefit from the long term, contractual nature of lease payments, providing a relatively stable source of recurring cash flow.
•	Historical inflation hedge. Increasing income due to rent growth can allow real estate investors to keep pace with rising inflation.

Investment Strategies

The Fund intends, under normal circumstances, to invest primarily in a diverse portfolio of real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies.

The Fund will seek to generate consistent annual cash yield and downside protection by investing primarily in stabilized, income-generating commercial real estate.

Cadre’s focused investment strategies (in order of composition) are in the following areas of high conviction:

•

Multifamily Strategy: The Fund will identify idiosyncratic, middle-market opportunities within the Cadre MVP, with attractive fundamentals being driven by limited housing supply and out-of-reach home ownership. The Fund may pursue middle-market, single-asset investments that benefit from strong, in-place cashflow with the ability to enhance cash flow through a capital improvement program, additional lease-up, and/or optimizing operations.

•

Industrial Strategy: The Fund will selectively target acquisition and build-to-core opportunities that benefit from continued e-commerce demand that is driving record occupancy levels and elevated rent growth. To the extent the Fund pursues development opportunities, the Fund expects to focus on projects that are close to breaking ground, with no entitlement risk and limited pre-development work remaining. To the extent the Fund pursues acquisition opportunities, the Fund expects to focus on high-quality assets with rents below market and may seek to enhance value through a limited capital improvement program, additional lease-up, and/or optimizing operations.

•

Hotel Strategy: The Fund will selectively target high-quality assets within a sector that Cadre believes should rebound alongside a shift to service spending post-Pandemic, and offer upside potential in an inflationary environment via daily re-pricing of room rates. The Fund expects to focus on investing high-quality select- and limited-service branded properties that require little capital expenditures and can operate more efficiently in an inflationary environment.

•

Office Strategy: The Fund will selectively target dislocations in office markets within the Cadre MVP that benefit from steep discounts to replacement cost, in-place cashflow driven by strong occupancy, high-quality construction, a long weighted average lease term, and strong credit tenancy. The Fund may further seek to enhance value through a limited capital improvement program, additional lease-up, and/or optimizing operations.

•

Select Specialty Sectors: The Fund may endeavor to acquire assets in single-family residential properties and/ or select specialty sectors including sub-segments of the real estate industry, such as life science, medical office, student housing or self-storage.

In managing the Fund, the Adviser employs an active approach to allocation among multiple strategies based on, among other things, market conditions, valuation assessments, economic outlook, market trends and other economic factors. The Adviser may choose to focus on particular strategies to the exclusion of others at any time and from time to time based on market conditions and other factors. The Fund’s investment strategies may evolve or change over time as market, economic, political, tax and other factors change.

The Fund plans to own all or substantially all of our property investments through its wholly-owned operating partnership. The property investments of each primary strategy are expected to be structured through privately-owned operating entities, joint ventures or private real estate operating companies which hold whole or partial interests in real properties. The Fund expects to pursue these investments through various transaction types, such as large single asset purchases, portfolio purchases, platform build-ups and public to private transactions. The Fund’s private real estate investments may also include mortgage debt, mezzanine debt, and preferred equity or common equity issued by or in connection with real estate related operators or investments companies.

All investments will be located in the continental U.S. or its territories.

In addition, primarily for purposes of maintaining liquidity for quarterly tender offers and cash management, the Fund also intends to invest in traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, ETFs, as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The derivatives investments may include options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund will not invest more than 15% of its assets in private funds that rely on Section 3(c)(1) or 3(c)(7) of the Investment Company Act.

Investment Process

Investment Philosophy

Cadre’s investing philosophy is predicated upon certain core tenets:

Patience, Rigor, and Conviction, Augmented by Data Science Technology

Cadre employs a value investing approach that combines best practices of institutional real estate investing—namely experienced, proven acquisitions and asset management teams—alongside cutting-edge data science techniques.

Cadre’s investments team reviews hundreds of transactions across multiple asset classes, markets, and risk profiles annually, of which approximately 2% have been historically approved by the investment committee and closed. Cadre closes on an investment only after hundreds of hours of underwriting, diligence, and structuring for each closed transaction. This includes proactive sourcing, and in-depth underwriting and analysis, which is regularly challenged by Cadre’s experienced investment committee in a multi-step approval process. Additional diligence includes legal structuring, loan structuring, and physical and environmental diligence, as part of a 125+ point diligence checklist. After acquisition, Cadre’s asset management team works proactively to add value to each asset it acquires.

To identify sectors and specific investments Cadre believes will outperform the market, Cadre focuses on rigorous, data-driven, and conservative underwriting and diligence.

Cadre’s data science and data engineering teams work closely with Cadre’s acquisitions and asset management teams to:

1.	Improve investment decisions to generate outsized returns

2.	Enhance decision-making velocity to more effectively compete in a fast-paced market environment

Cadre’s data science and software engineering teams have created three proprietary systems that augment Cadre’s investments team’s approach:

1.

Cadre’s proprietary data science models monitor CRE markets at the market level to create forward-looking, differentiated views on acquisition opportunities by solving for key considerations: ingesting and extracting market insights from a large variety of demographic, fundamental, macroeconomic, and microlocation data streams, creating asset-class-specific local price indices, and forecasting price indices

2.	Proprietary acquisition team software that instantly surfaces dozens of relevant market charts and over 75 transaction-specific metrics for every underwritten transaction

3.	Proprietary asset management software that standardizes and synthesizes asset performance in real-time at a line item level, and includes thousands of data points per owned investment

Stewards of Investor Capital

Cadre’s primary goal is to generate attractive risk-adjusted returns for investors. Cadre seeks to make investments designed to protect and grow investor capital.

Cadre takes its role as a fiduciary seriously, proven by Cadre and its senior investments team members’ investments in the Fund to align interests. In addition to Cadre’s own investment into the fund, Cadre also ensures operating partners are aligned via meaningful co-investment and performance incentives. Each operating partner is economically incentivized to create value over the life of the investment by certain fees and promoted interest, but also structurally incentivized through highly negotiated joint venture agreements.

Single-Asset, Middle Market Investing

Cadre believes that rigorously sourcing, underwriting, and diligencing individual assets in the middle-market sector—as opposed to large transactions or portfolios—offers the benefit of uncovering attractive, idiosyncratic opportunities that will outperform the market. Cadre can often find unique off-market, narrowly marketed, or recapitalization opportunities on a one-off basis that can provide compelling value propositions from a pricing and/or business plan perspective. Additionally, Cadre can acquire assets too small for larger institutions that are forced to deploy large sums of capital and pay premium pricing.

The ability to diligence individual assets—with insights and efficiencies generated by Cadre’s proprietary acquisitions software—allows Cadre to more easily uncover risks and opportunities embedded in a specific asset at the time of acquisition or during our hold period, thereby offering the opportunity to more easily maximize the asset’s value.

Active Asset and Portfolio Management

As a fiduciary aligned with its investors, Cadre is focused on creating value for each individual asset it owns in order to generate attractive risk-adjusted returns for the Fund broadly and the Fund’s investors.

Cadre’s asset management team, in conjunction with the investment committee, is active throughout all stages of ownership, seeking to increase property level cash flow, and capitalize on areas of upside, while also mitigating risks. Cadre interests in its investments allow Cadre to retain at least joint control over major decisions—such as refinancing, sale, or amending the budget and/or business plan—as well as numerous other structural and legal protections, for its investors.

Cadre’s asset management team monitors asset performance in real-time, with a goal of optimizing value for investors. Cadre’s proprietary asset management product, Phoenix, processes over 500 custom metrics in real-time for each one of Cadre’s assets, allowing the team to proactively recognize opportunities to enhance revenue, trim operating expenses, alter capital expenditure or leasing plans, and/or refinance or dispose of assets.

Acquisition Process

Cadre has an experienced acquisitions team responsible for sourcing, underwriting, structuring, and executing on investment opportunities across target geographies and property types.

Key Principle	Overview
Prospecting	Cadre’s approach to sourcing is driven by an investment thesis that is informed by the investment committee in conjunction with data science insights
Diligencing	Cadre completes a comprehensive due diligence process for each investment with each sourced transaction inputted into Cadre’s proprietary deal management system
Reviewing	The diligence will culminate in a review committee memo and underwriting model, which is sent to and discussed with the investment committee
Execution	Upon completion of diligence, the investment committee reviews, discusses, and formally votes on the transaction

Proprietary Sourcing

Cadre’s investment committee, acquisitions team, and data science team work cohesively to drive focus on specific themes—asset class, markets (e.g. the Cadre MVP), and risk profiles.

Cadre is contacted about thousands of potential investments annually, which allows it to understand relative value across markets, property types, and risk profiles. This breadth of sourcing allows Cadre to identify and move more heavily into sectors that offer compelling growth potential. This is augmented by Cadre’s in-house data science team, which focuses on identifying certain favorable investment dynamics at both the market, asset class, and microlocation level. Cadre uses this top-down approach to direct Cadre’s sourcing efforts through two primary channels: (i) internally through Cadre’s acquisitions team and (ii) externally through Cadre’s operating partners.

By directing the team’s focus on specific themes, Cadre’s acquisitions team can then utilize a bottom-up approach to target the most attractive single-asset, middle-market acquisition opportunities. Our operating partners serve as the primary source for finding opportunities, which are often off-market or have been presented to a limited audience. Operating partners have the advantage of specializing in certain markets and/or asset classes, and can therefore have certain relationships locally to generate compelling real estate transactions. These groups typically bring opportunities to Cadre once they have secured exclusivity or are in the advanced stages of a negotiation or bidding process.

Our acquisitions team consists of seasoned professionals from premier institutions and private equity firms who have cultivated deep relationships over multiple real estate cycles with brokers, lenders, investment banks, private equity firms, insurance companies, lawyers, and former partners who provide access to high-quality commercial real estate transaction opportunities.

Of the thousands of principal investments Cadre is contacted about annually, as of                , 2022 Cadre reviewed several hundred, underwrites fewer than 100, and closes on just 10-15. Overall, 2% of transactions Cadre reviews are eventually approved by the Investment Committee and closed.

Initial Underwriting and Due Diligence

Cadre’s acquisitions team, in collaboration with its legal, finance, and asset management teams, completes a comprehensive due diligence process for each investment opportunity it pursues, including, but not limited to:

•

Investment Committee memorandum, summarizing all diligence including transaction dynamics, business plan, risks and mitigants, underwriting and returns, market fundamentals, sponsor quality, and legal, financing, and joint venture structure;

•

Underwriting model that projects asset cash flows and returns, driven by hundreds of underlying operating, financing, and disposition assumptions, each of which are rigorously vetted by the deal team and investment committee;

•	Site visit(s) that includes diligence of property condition and rent and sale comparables, in addition to speaking to numerous market contacts for further market color;

•

Due diligence checklist containing over 125 points to be confirmed or completed prior to closing a transaction. This can include reviews of the title commitment, survey, environmental and property condition reports, capital expenditures, and operating budget, among numerous other diligence items; and

•

Legal structuring includes the negotiation of a purchase and sale agreement, joint venture agreement, and loan agreement by Cadre’s acquisitions team, its internal legal team, and nationally-recognized outside legal counsel. Such documents are heavily negotiated by Cadre, with an ultimate goal of achieving the most attractive terms, control rights, and structural protections for Cadre’s investors.

Each investment closes following hundreds of hours of underwriting, diligence, and structuring per transaction.

Transaction Approval

Throughout the transaction process, the acquisitions team reviews and discusses each investment with Cadre’s Investment Committee during weekly meetings. Before formally voting on an investment, the Investment Committee reviews an investment memorandum, which addresses a over 125 point due diligence checklist and presents findings from site visits performed by the deal team and at least one Investment Committee member. Investment Committee approval is required prior to any binding commitment. This process ensures every committed transaction undergoes multiple layers of review and is vetted by multiple senior investment professionals, all of whom possess a distinct expertise in real estate investing.

Asset Management Approach

Asset management is a key component of Cadre’s business model. The direct involvement of acquisition and asset management principals in the planning and implementation of the business plan is critical to the ultimate success of each investment. For this reason, Cadre has fully integrated its acquisition and asset management functions such that the asset management team is involved in the underwriting process and the acquisitions team is consulted throughout the life-cycle of the asset. This overlapping structure not only provides additional rigor in the underwriting process but also facilitates successful execution of the business plan.

With the help of “Phoenix”, Cadre’s proprietary asset management system, and alongside its operating partners, Cadre reviews in real time the performance and progress of each asset, allowing the team to proactively address immediate action items. As part of its quarterly valuation process and reporting to investors, Cadre performs a quarterly re-underwriting of each asset. This includes, among other things, a comparison of budget vs. actual performance, assessment of projected leasing assumptions and capital requirements, review of debt covenants and potential refinancing opportunities, evaluation of market conditions, and a recommendation of any potential changes to the business plan, including disposition. Cadre’s investment committee is consulted weekly on asset performance and business plan recommendations, and on major decisions such as refinancing and disposition. This review process aims to keep Cadre accountable to prior projections and provides an ongoing, structured framework for addressing and managing risks. The investment committee has authority to direct Cadre on all major decisions for each asset in which Cadre invests, ensuring that Cadre’s investment strategy has been reviewed by seasoned veterans of the real estate industry.

Cadre’s approach to asset management can be divided into four parts:

1.	Adherence to Business Plan

Cadre’s primary objective from an asset management standpoint is to ensure that each individual asset is performing in accordance with the business plan. Frequent communication with operating partners, in addition to monthly financial updates that feed via technology integration directly into Cadre’s proprietary asset management system, allows Cadre to maintain a well-informed view of asset performance.

2.	Risk Management

Cadre typically maintains joint control over major business plan decisions through a highly structured joint venture agreement with the operating partner, allowing Cadre to implement measures needed to operate the asset in an optimal manner, including major decisions on leasing, capital expenditures, distributions, operating reserves, refinancings, and dispositions. Cadre also structures various investor protections into its agreements that help Cadre protect investments in adverse situations.

Cadre’s dedicated asset management team focuses on normal course asset management, as well as risk identification, risk management and loss mitigation. Real-time conversations and context with the operating partner and third-party vendors allows us to identify and flag potential issues sooner. To further monitor and mitigate risks affecting the Fund, the asset management team holds a weekly meeting, during which the team addresses multiple aspects of the portfolio’s performance, including leasing activity, market trends, upcoming lease expiries, ongoing capital improvement projects, and revenue and operating expense performance. This detailed, consistent, and collective evaluation of the portfolio focuses the combined expertise of the asset management team on maintaining the most appropriate course of business plan strategy for each asset.

3.	Value Creation

Given the constantly changing macroeconomic environment and evolving asset-level dynamics, Cadre is constantly looking to capitalize on opportunities to maximize value for each investment. Business plans are reviewed on a property-by-property basis each month in conjunction with a macroeconomic analysis in order to identify value creation opportunities.

The decision to exit an investment, subject to Cadre’s investment committee approval, will incorporate multiple analyses, including evaluating in-place and projected future cash flows, current market capitalization rates, future required capital investment, and remaining business plan execution risk, leveraging Cadre’s in-house data science insight on real-time investment dynamics at both the market and microlocation level, submarket specific trends and transactions, and overall macroeconomic conditions. The Fund will always seek opportune exits to maximize returns and profitability for its investors.

4.	Reporting and Analytics

Cadre’s use of proprietary reporting tools allows Cadre to gather timely financial information from operating partners in a highly efficient and structured manner. Cadre’s portfolio analytics platform Phoenix provides real-time visibility into Cadre’s portfolio. Cadre’s engineering team has built Application Programming

Interface (API) integrations, which enables the asset management team to ingest and analyze daily data from Cadre’s assets. As a result, Cadre is able to provide clear, informative, and transparent reporting to investors for each asset on a consistent basis, at least quarterly. Further, Cadre’s in-house database and analytics software allows the investments team to track and analyze market and deal-specific metrics over time, providing additional insight throughout the acquisitions and asset management processes.

Portfolio Composition

The Fund’s portfolio will principally comprise the following types of investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Investments in Properties

The Fund intends to make equity investments in stabilized, income-generating commercial real estate asset classes. The Fund may from time to time invest in other property instruments on a non-principal basis.

Cadre’s focused investment strategies (in order of composition) are in the following areas of high conviction:

•

Multifamily Strategy: The Fund will identify idiosyncratic, middle-market opportunities within the Cadre MVP, with attractive fundamentals being driven by limited housing supply and out-of-reach home ownership. The Fund may pursue middle-market, single-asset investments that benefit from strong, in-place cashflow with the ability to enhance cash flow through a capital improvement program, additional lease-up, and/or optimizing operations.

•

Industrial Strategy: The Fund will selectively target acquisition and build-to-core opportunities that benefit from continued e-commerce demand that is driving record occupancy levels and elevated rent growth. To the extent the Fund pursues development opportunities, the Fund expects to focus on projects that are close to breaking ground, with no entitlement risk and limited pre-development work remaining. To the extent the Fund pursues acquisition opportunities, the Fund expects to focus on high-quality assets with rents below market and may seek to enhance value through a limited capital improvement program, additional lease-up, and/or optimizing operations.

•

Hotel Strategy: The Fund will selectively target high-quality assets within a sector that Cadre believes should rebound alongside a shift to service spending post-Pandemic, and offer upside potential in an inflationary environment via daily re-pricing of room rates. The Fund expects to focus on investing high-quality select- and limited-service branded properties that require little capital expenditures and can operate more efficiently in an inflationary environment.

•

Office Strategy: The Fund will selectively target dislocations in office markets within the Cadre MVP that benefit from steep discounts to replacement cost, in-place cashflow driven by strong occupancy, high-quality construction, a long weighted average lease term, and strong credit tenancy. The Fund may further seek to enhance value through a limited capital improvement program, additional lease-up, and/or optimizing operations.

•

Select Specialty Sectors: The Fund may endeavor to acquire assets in single-family residential properties and/ or select specialty sectors including sub-segments of the real estate industry, such as life science, medical office, student housing or self-storage.

Investments in Private Real Estate Debt and Preferred Equity

In addition to equity investments in the property types listed above, the Fund may also invest in privately sourced debt and preferred equity interests that offer current income secured or are backed by high quality real estate. The Fund intends to originate and/or selectively acquire mezzanine loans, preferred equity, and to a lesser extent, senior mortgage loans.

The loans may vary in duration, bear interest at fixed or floating rates and amortize, if at all, over varying periods, often with a balloon payment of principal at maturity and in the case of mezzanine and preferred equity may allow for interest to accrue and be added to the principal amount rather than paid on a current basis and may include equity participation rights. There are no limits on the amount of loans the Fund may originate; provided such transactions do not impact the Fund’s ability to maintain its status as a REIT. The Fund will only make loans to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

Mezzanine Loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Preferred Equity. Preferred equity is a type of interest in an entity that owns real estate or real estate-related investments. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. Investors in preferred equity are typically compensated for their increased credit risk from a pricing perspective with fixed payments but may also participate in capital appreciation. Upon a default by a general partner of a preferred equity issuer, there typically is a change of control event and the limited partner assumes control of the entity. Rights of holders of preferred equity are usually governed by partnership agreements.

Senior Mortgage Loans. Senior mortgage loans are generally loans secured by a first mortgage lien on a commercial property. Senior mortgage loans generally provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s favorable control features which at times may mean control of the entire capital structure.

Subordinate Mortgage Loans. Subordinate mortgage loans are loans that have a lower priority to collateral claims. Investors in subordinate mortgages are generally compensated for the increased risk from a pricing perspective as compared to first mortgage loans but still benefit from a direct lien on the related property or a security interest in the entity that owns the real estate. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full. The rights of holders of subordinate mortgages are usually governed by participation and other agreements.

Investments in Traded Real Estate-Related Securities

The Fund intends to invest a portion of its portfolio in traded real estate-related securities, which includes CMBS, RMBS, other equity or debt securities issued by REITs or real estate-related investment companies, ETFs and other pooled investment vehicles.

The Fund expects that its investments in traded real estate-related securities will primarily be in U.S. securities, but it may also invest in non-U.S. securities.

The Fund plans to primarily invest in the following traded real estate-related securities:

CMBS. CMBS are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

Agency RMBS. Agency RMBS are residential mortgage-backed securities for which a U.S. government agency such as Government National Mortgage Association (“Ginnie Mae”), or a federally chartered corporation such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) guarantees payments of principal and interest on the securities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some agency RMBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government in the past has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Agency RMBS differ from other forms of traditional debt securities, which normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or on specified call dates. Instead, agency RMBS provide for monthly payments, which consist of both principal and interest. In effect, these payments are a “pass-through” of scheduled and prepaid principal payments and the monthly interest made by the individual borrowers on the mortgage loans, net of any fees paid to the issuers, servicers or guarantors of the securities. The principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

The Fund’s allocation of agency RMBS collateralized by fixed-rate mortgages (“FRMs”), adjustable rate mortgages (“ARMs”), or hybrid adjustable-rate mortgages (“hybrid ARMs”) will depend on various factors including, but not limited to, relative value, expected future prepayment trends, supply and demand, costs of hedging, costs of financing, expected future interest rate volatility and the overall shape of the Treasury and interest rate swap yield curves. The Manager intends to take these factors into account when making investments on behalf of the Fund. The Fund may also make investments in debentures that are issued and guaranteed by Freddie Mac or Fannie Mae or mortgage-backed securities the collateral of which is guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae or another federally chartered corporation.

Non-Agency RMBS. Non-agency RMBS are residential mortgage-backed securities that are collateralized by pools of mortgage loans assembled for sale to investors by commercial banks, savings and loan associations and specialty finance companies. Non-agency RMBS are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Like agency RMBS, non-agency RMBS represent interests in pools of mortgage loans secured by residential real property.

The mortgage loan collateral for non-agency RMBS consists of residential mortgage loans that do not generally conform to underwriting guidelines issued by a federally chartered corporation, such as Fannie Mae or Freddie Mac, or an agency of the U.S. government, such as Ginnie Mae, due to certain factors, including mortgage balances in excess of agency underwriting guidelines, borrower characteristics, loan characteristics and level of documentation, and therefore are not issued or guaranteed by an agency. The Fund may also invest in credit risk transfer notes that, while not structured products, face similar risks as structured products because they are debt securities issued by governmental agencies but their value depends in part on a pool of mortgage loans.

The non-agency and agency RMBS acquired by the Fund could be secured by FRMs, ARMs, hybrid ARMs or interest only mortgages. FRMs have interest rates that are fixed for the term of the loan and do not adjust. The interest rates on ARMs generally adjust annually (although some may adjust more frequently) to an increment over a specified interest rate index. Hybrid ARMs have interest rates that are fixed for a specified period of time (typically three, five, seven or ten years) and, thereafter, adjust to an increment over a specified interest rate index. ARMs and hybrid ARMs generally have periodic and lifetime constraints on how much the loan interest rate can change on any predetermined interest rate reset date. Interest only securities are backed by mortgages where the borrower pays interest only. Relative value analysis, including consideration of current market conditions, will determine the Fund’s allocation to FRMs, ARMs, hybrid ARMs and interest only mortgages.

The Fund’s allocation of non-agency RMBS collateralized by FRMs, ARMs, hybrid ARMs or interest only mortgages will depend on various factors including, but not limited to, relative value, expected future prepayment trends, home price appreciation trends, supply and demand, availability of financing, expected future interest rate volatility and the overall state of the non-agency RMBS secondary market. Borrowers of the underlying loans that secure the non-agency RMBS assets which the Fund may purchase can be divided into prime, Alternative-A (“Alt-A”) and subprime borrowers based on their credit rating.

Other Fixed-Income Instruments. The Fund may invest in fixed-income instruments, such as investment grade and high-yield corporate debt securities, or junk bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds as creditors have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds is generated by payments of interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk. The types of mortgage-backed securities in which the Fund may invest include interest-only, inverse-interest only, or principal only residential MBS, commercial MBS, collateralized mortgage obligations (“CMOs”), securities issued by Real Estate Mortgage Investment Conduits (“REMICs”), Re-securitized Real Estate Mortgage Investment Conduits (“Re-REMICs”), pass-through certificates, credit linked notes, mortgage forwards or “to be announced” transactions, collateralized loan obligations backed by commercial loans and mortgage servicing rights securities. The Fund may invest in a Re-REMIC in order to obtain exposure to mortgages with a specific risk profile that could not otherwise be obtained through the purchase of existing REMICs. Pass-through certificates are fixed income securities whereby certificates are issued representing interests in a pool of mortgages or mortgage-backed securities. The Fund may invest in various tranches or classes of MBS.

Publicly Traded REITs. The Fund may invest in publicly traded REITs. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests.

Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss. They typically pay out all of their taxable income as dividends to stockholders. In turn, stockholders pay the income taxes on those dividends.

ETFs and Other Pooled Investment Vehicles. The Fund may invest in ETFs, mutual funds, private funds or other investment vehicles that in turn provide exposure to REITs, direct real estate or real estate-related companies.

Ratings of Securities. The Fund may invest in debt securities that are rated investment grade, debt securities rated below investment grade, and unrated debt securities. The Fund is not required to hold any minimum percentage of its NAV in debt securities rated investment grade.

Derivatives

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. The Fund and Adviser may use various derivative strategies to try to improve the Fund’s returns by managing risks, such as by using hedging techniques to try to protect the Fund’s assets. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives).

Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). Under Rule 18f-4, “Derivatives Transaction” include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) reverse repurchase agreements and similar financing transactions if the fund has elected to treat all such transactions as derivatives transactions under the rule.

The Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and to comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). However, funds relying upon the Limited Derivatives User Exception must adopt and implement written policies and procedures reasonably designed to manage the fund’s derivatives risks. The Fund intends to adopt a Limited Derivatives User Policy, which is designed to manage the Fund’s derivatives risk and tailored to the extent and nature of each Fund’s derivatives use.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates or to enhance returns. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Options on Securities and Financial Indices. The Fund may purchase and sell put and call options on securities, and financial indices traded on US or non-US securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only options that are secured either by the Fund’s ownership of the underlying security or by cash or other liquid assets segregated or earmarked within the Fund’s account at the custodian or in a separate account at the custodian.

Temporary Strategies

At times the Manager may judge that conditions in the markets make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. During temporary periods or in order to keep the Fund’s cash fully invested until the net proceeds of this offering of Common Stock can be invested in accordance with the Fund’s primary investment strategies, including during the initial ramp-up of the Fund’s portfolio, the Fund may deviate from its investment policies and objectives. At such times the Manager may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary position, it may be unable to achieve its investment objective. While the Fund would seek to continue to qualify as a REIT during such a period, there can be no guarantee it will be able to do so.

In implementing these temporary strategies, the Fund may invest all or a portion of its assets in fixed income securities; traded real estate-related securities; U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; securities issued or guaranteed by the federal government or any of its agencies, or any state or local government; repurchase agreements with respect to any of the foregoing; or any other securities or cash equivalents that the Manager considers consistent with this strategy.

It is impossible to predict when, or for how long, the Fund will use these temporary strategies. There can be no assurance that such strategies will be successful.

Other Investments and Strategies

In addition to its principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Variable- and Floating-Rate Securities. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Foreign Currency Transactions. Based on market conditions, the Fund expects to enter into foreign currency forward contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign instruments. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of transactions that otherwise might require untimely dispositions of Fund investments.

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. Presently, these contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, but may be required to be traded on an exchange and cleared through a central counterparty. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency that is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. A dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions by the Code requirements relating to qualification as a REIT.

High Yield Instruments or “Junk” Bonds. High yield fixed income instruments that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield instruments typically entail greater potential price volatility and may be less liquid than higher-rated instruments. High yield instruments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated instruments. Fixed income instruments in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more NRSROs (as defined below). The market values of high yield instruments tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower quality fixed income instruments tend to be more sensitive to general economic conditions.

Securitized Credit, Structured Product and Related-Investments. The Fund is permitted to invest up to 10% of its total managed assets in secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”)), asset-backed securities (“ABS”) (including collateralized debt obligations (“CDOs”) such as collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”)), and other similar securities and related instruments. Such investments may include private, unregistered fixed income investments. Such investments generally are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund’s investments in unregistered or privately issued structured product securities (excluding structured products offered and sold in the United States in reliance on Rule 144A or Regulation S under the Securities Act) include investments that, at the time of purchase, (i) are classified as illiquid and (ii) for which there is no current market price.

Preferred Securities. Preferred securities, like common stock or other equity securities, represents an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common stock or other equity securities, preferred securities do not usually have voting rights.

Although they are equity securities, preferred securities have characteristics of both debt and common stock or other equity securities. Like debt, their promised income is contractually fixed. Like common stock or other equity securities, they do not have rights to participate in bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities are also subject to deferral risk, which refers to provisions typically contained in preferred securities that allow an issuer, under certain conditions, to skip (in the case of non-cumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments.

Distributions on preferred securities are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although the Adviser will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, as described below, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed- and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Private Placements and Restricted Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act, or that are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. Offerings of Regulation S securities may be conducted outside of the United States. However, investing in Rule 144A securities or Regulation S securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

LEVERAGE

The Fund may seek to enhance the level of its current distributions to its common stockholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”), which is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings. The Fund also expects its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances). Property level debt will be incurred by operating entities held by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries. When such property level debt is not recourse to the Fund, and the entity holding such debt was not formed for the purpose of avoiding the Investment Company Act limitations on leverage, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the entity holding such debt is an entity that primarily engages in investment activities in securities or other assets and is primarily controlled by the Fund, including a Controlled Subsidiary, or (ii) the financial statements of the entity or joint venture holding such debt would be consolidated in the Fund’s financial statements. There is no guarantee that the Fund’s operating entities will be able to obtain mortgage loans on attractive terms or at all. In certain limited cases, property level debt may be recourse to the Fund. See “Risks—Recourse Financings Risk.”

In addition, the Fund may use investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Stock in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance. See “Leverage” and “Risks—Leverage Risk.”

Borrowings (and any Preferred Stock) have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) leverage investments in Common Stock. Holders of Common Stock bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, holders of Common Stock bear the offering costs of the Preferred Stock issuance. The Board may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the holders of Common Stock.

The Fund may choose not to use leverage at all times, and the amount of leverage used by the Fund may vary depending upon a number of factors, including the Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.

There can be no assurance, however, that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. The Fund generally will utilize leverage only if it anticipates that the Fund’s leveraged capital structure would result in a higher return to the common stockholders than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund also may borrow in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Adviser, as permitted by applicable law.

The Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred shares. Such difference in return may result from the short term nature of the Fund’s borrowing compared to the longer term nature of its investments. If the assets of the Fund are invested in higher yielding portfolio investments, the common stockholders will be the beneficiaries of the incremental return. Should the differential between the return on underlying assets and cost of leverage narrow, any incremental return will be reduced or eliminated. Furthermore, if long term interest rates rise, the NAV of the Common Stock is expected to decline in value.

Leverage creates risks for the common stockholders, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred shares may affect the return to the common stockholders and increased operating costs, which may reduce the Fund’s total return. To the extent the income or capital appreciation derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional series of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred shares create an opportunity for greater return per share of Common Stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the Common Stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Adviser otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs that may issue ratings for any short term debt instruments or Preferred Stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may engage in leverage through the issuance of notes or other debt securities or Preferred Stock . Under the Investment Company Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the Preferred Stock . The involuntary liquidation preference refers to the amount to which the Preferred Stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock or purchase its Common Stock unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable. Under the Investment Company Act, holders of the Preferred Stock would be entitled to elect two Directors of the Fund at all times and to elect a majority of the Directors if at any time dividends on the Preferred Stock are unpaid in an amount equal to two full years’ dividends. Holders of the Preferred Stock would continue to have the right to elect a majority of the Directors until all dividends in arrears have been paid. In addition, holders of the Preferred Stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of Preferred Stock disproportionate influence over the Fund’s affairs.

Under the Investment Company Act, the Fund generally is not permitted to incur indebtedness, including through borrowings and the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The Investment Company Act contains an exception, however, that permits dividends to be declared upon any Preferred Stock issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Further, the Investment Company Act requires (in certain circumstances) that holders of the Fund’s senior securities representing indebtedness be provided with certain voting rights or that an event of default be deemed to have occurred in the event certain asset coverage requirements specified in Section 18(a) of the Investment Company Act are not met.

The Fund’s willingness to borrow money and issue Preferred Stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund is designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. At any point in time your investment in the Fund may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable. For a more complete discussion of the risks of investing in the Fund, see “Risks.”

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. An investment in the Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable.

Investing in the Fund involves risks, including the risk that a stockholder may receive little or no return on his or her investment or that a stockholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund.

Stockholders should consider carefully the following principal risks before investing in the Fund:

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

General, Market and Economic Risks. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with coronavirus (“COVID-19”) or other infectious disease outbreaks). International wars or conflicts (including Russia’s military invasion of Ukraine) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the COVID-19 pandemic, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The current domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the NAV of the Common Stock will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the NAV of the Common Stock decreases. As with any security, a complete loss of your investment is possible.

Real Estate Investment Risk. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to:

•	local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;

•	lack of liquidity inherent in the nature of the asset;

•	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

•	ability and cost to replace a tenant/operator/manager upon default;

•	property management decisions;

•	property location and conditions, including changes in the relative popularity of the property;

•	property operating costs, including insurance premiums, real estate taxes, energy prices and maintenance costs;

•	competition from comparable properties;

•	the occupancy rate of, and the rental rates charged at, the properties;

•	leasing market activity;

•	the ability to collect on a timely basis all rent;

•	the effects of any bankruptcies or insolvencies;

•	changes in interest rates and in the availability, cost and terms of mortgage financing;

•	changes in governmental rules, regulations and fiscal policies;

•	cost of compliance with applicable federal, state, and local laws and regulations;

•	acts of nature, including earthquakes, hurricanes and other natural disasters;

•	climate change and regulations intended to control its impact;

•	the potential for uninsured or underinsured property losses; and

•	other factors which are beyond the Fund’s control.

Commercial Real Estate Industry Risk. The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Residential Real Estate Industry Risk. Investments in apartment and residential real estate are subject to various changes in real estate conditions, and any negative trends in real estate conditions may adversely affect the Fund’s investments through decreased revenues or increased costs.

These conditions include:

•

changes in national, regional and local economic conditions, which may be negatively impacted by concerns about inflation, deflation, government deficits, high unemployment rates, decreased consumer confidence and liquidity concerns;

•	fluctuations in interest rates;

•	the inability of residents and tenants to pay rent;

•	the existence and quality of the competition, including the attractiveness of properties based on considerations such as convenience of location, rental rates, amenities and safety record;

•	increased operating costs, including increased real property taxes, maintenance, insurance and utilities costs;

•	oversupply of apartments, commercial space or single-family housing or a reduction in demand for real estate; and

•	changes in, or increased costs of compliance with, laws and/or governmental regulations, including those governing usage, zoning, the environment and taxes.

Risks Related to the Hospitality Industry. The Fund may invest in hospitality properties, which could subject the Fund to particular economic and operating risks. Hospitality properties are particularly exposed to short-term economic conditions in the global and local markets, as their space is let on a short-term basis. Furthermore, upon acquisition of a hotel, the owner generally has limited visibility into future bookings. Certain hotels acquired by the Fund may be managed by third-party hotel management companies pursuant to management agreements that may not be terminable for a period of time. In these cases, the hotel’s business and operating results would depend in large part upon the performance of a third party, not originally retained by the Fund. While the Fund will seek to invest in hotel properties with quality management, there is no guarantee that the third party management company for any given hotel property will meet the Fund’s performance objectives.

Risks Associated with Shared Workspace Investments. The Fund may invest in shared workspace assets and/or operators, as well as other assets that employ a membership-based business model in which revenues are derived primarily from the sale and renewal of memberships that can be terminated by members on short notice. Such members are often small and medium sized start-up or venture capital-backed companies focused in technology-related fields. In many cases, the companies have not yet achieved profitability and generally lack significant financial reserves or access to credit. Because of the foregoing factors, the members of shared workspace properties are subject to many of the same risks, such as availability of financing. Any adverse economic conditions affecting one member may be expected to also affect other members and could result in sudden and material losses in overall membership revenues due to terminations or defaults by existing members, decreases in sales to new members and other factors.

Risks Related to the Lodging Industry. The performance of investments in hotel and resort properties is subject to many of the risks associated with owning and operating other types of real estate. Whether or not guests, tenants or buyers are willing to enter into agreements on the terms and conditions that the Fund projects and on the timetable the Fund expects will depend on a number of factors, many of which are outside of the Fund’s control, such as local real estate conditions, including the supply of and demand for comparable lodging in the area in which a property in which the Fund invests is located. If the demand for hotel and resort properties is reduced, or if competitors develop and/or acquire competing properties on a more cost-effective basis, income generated from the Fund’s investments and the underlying value of a property in which the Fund invests may be adversely affected.

Risks Related to Franchise Agreements. Properties in which the Fund invests may operate under a franchise agreement. Negative publicity related to the franchise brand or the general decline of the brand may adversely affect the value of the applicable Investments or result in a reduction in business. In addition, the maintenance of franchise licenses for branded hotel and resort properties is subject to franchisors’ operating standards and other terms and conditions including the requirement to make certain capital improvements. Franchisors periodically inspect hotel and resort properties to ensure compliance with their standards. Any failure to maintain such standards or comply with other terms and conditions could result in a franchise license being canceled. If a franchise license is canceled due to noncompliance, the franchisor may be entitled to a termination payment, the amount of which may be substantial. The loss of a franchise license could materially and adversely affect the operations and the underlying value of the properties in which the Fund invests because of the loss of associated name recognition, marketing support and centralized reservation system provided by the franchisor and adversely affect the performance of the Fund’s investments.

Illiquid Investment Risk. Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without stockholder approval.

Liquidity Risk. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Reliance on Investment Professionals. As of the date of this prospectus, the Fund has not made any investments and the success of the Fund will therefore depend on the ability of the Adviser and its respective affiliates to identify and consummate suitable investments and to, when relevant, exit investments of the Fund prudently.

Selection Risk. Selection risk is the risk that the investments selected by the Adviser will underperform the broader real estate market, relevant indices, or other funds with similar investment objective and investment strategies.

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Stock offered hereby generally within three months from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

Risks Related to Uncertain Timing for Assets Sale and Financing. Although the investments held by the Fund may generate current cash flow, it is possible that cash flow will occur only after the partial or complete financing, refinancing or sale of the investments, delaying the return to the investors. It is possible that the Fund may not encounter favorable financing, refinancing or sale terms for the Investments, thereby reducing or eliminating the return.

When selling the investments or properties, the Fund or a joint venture may find it necessary or desirable to provide secondary financing to purchasers. In the event the Fund or a joint venture finds it necessary or desirable to provide such secondary financing, a liquidation of the Fund or an investment may be delayed beyond the anticipated term of the Fund until the proceeds are collected. In addition, the Fund will be subject to the risk of a default by the buyer with respect to any such secondary financing, and will be subordinated to any primary financing obtained by the buyer.

Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by the Adviser), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions.

Risks Related to Construction and Entitlements. Properties in which the Fund invests may require significant capital improvements. The construction process includes a number of risk factors including many that are outside the control of the Adviser. These include but are not limited to severe disruption in the financial industry, cost overruns, the availability of qualified contractors, subcontractors or suppliers, insolvency of such companies during the construction process, other legal disputes with contractors, the availability of construction materials, local or national strikes in the construction trades or supply industries and the availability of fuel or other forms of energy. The modification of existing entitlements, zoning or general plan designation inevitably involves multiple public hearings, negotiations with public officials and community groups, preparation of additional reports and studies or other significant administrative requirements and a positive outcome is not assured.

Risks Related to Investments in Land; Development. The Fund may acquire direct or indirect interests in undeveloped land or underdeveloped real estate, which may be non-income producing. To the extent the Fund seeks to develop real estate, it will be subject to various related risks, including those associated with obtaining zoning, environmental and other regulatory requirements, the cost and time of completing construction (including risks beyond the control of the Fund, such as weather, labor conditions and material shortages) and the availability of both construction and permanent financing on favorable terms. Development is also more susceptible to irregular accounting or other fraudulent practices. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities. Additionally, development or redevelopment projects can carry an increased risk of litigation with contractors, subcontractors, suppliers, partners and others. Assets under development or assets acquired for development may receive little or no cash flow from the date of acquisition through the date of completion of development and may experience operating deficits after the date of completion. In addition, market conditions may change during the course of development that make such development less profitable than anticipated.

Non-Diversification Risk. The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act, the Fund intends to qualify as a REIT that is accorded favorable tax treatment under the Code, which imposes its own diversification requirements.

Real Estate Joint Venture Risk. The Fund may in the future enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

•	the real estate joint venture partner in an investment could become insolvent or bankrupt;

•

the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be subject to joint approval. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner; under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

•

the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

•	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

•

the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

•

the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

•	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;

•

the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

•

the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

•	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments. Any of the above risks and conflicts of interest might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.

Environmental Risk. Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems, such as in cases where there are unforeseen conditions beyond a reasonable standard for performing customary due diligence or where doing an exhaustive environmental assessment would be far too costly and time-consuming to be practical. There can be no assurance:

•	as to the degree of environmental testing conducted at the properties in which the Fund invests;

•	that the environmental testing (if any) has identified all adverse environmental conditions and risks at the properties in which the fund invests;

•	that the results of the environmental testing were accurately evaluated in all cases;

•	that all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing will be implemented; or

•	that any such recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

The Fund may be exposed to claims and losses arising from undisclosed or unknown environmental contamination from pollutants or other hazardous materials, or health or occupational safety matters. The Fund could also suffer losses if reserves or insurance proceeds prove inadequate to cover any such matters. Under the laws, rules and regulations of various jurisdictions, an owner of real property can be liable for the costs of removal or remediation of certain hazardous or toxic substances, including asbestos, on or in the asset. Liability can be joint and several, which can result in a party being held liable without regard to whether the party knew of, or was responsible for, the contamination. The presence of environmental contamination on a property, whether known or latent, could result in personal injury to persons removing such materials, as well as contamination and damage to other property, which could give rise to liability to third parties. The cost to perform any remediation, and the cost to defend against any related claims, could exceed the value of the relevant Investment, and in such cases the Fund could be forced to satisfy the claims from other assets and Investments. The failure to properly remediate contamination may adversely affect the owner’s ability to develop, use or sell the real estate or to borrow funds using such asset as collateral and may result in fines and other sanctions. The Fund may have an indemnity from a third party purporting to cover these liabilities, but there can be no assurance as to the financial viability of any indemnifying party at the time a claim arises. In addition, some environmental laws create a lien on a contaminated asset in favor of governments or government agencies for costs they may incur in connection with the contamination.

Recourse Financings Risk. In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Lenders customarily require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by lender. The Fund’s “bad boy” guarantees could apply to actions of the joint venture partners associated with the Fund’s investments. While the Adviser expects to negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Fund under such guarantees.

Valuation Risk. Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Adviser and the Fund’s independent valuation advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of stockholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Adviser and the Fund’s independent valuation advisor with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. See “Net Asset Value.”

Prime Single Tenant Risk. The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. The Fund’s reliance on single tenants in prime single tenant properties may decrease its ability to lease vacated space and could adversely affect its income, performance, operations and ability to pay distributions. Certain of the Fund’s investments in properties will be leased out to single tenants that the Adviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, businesses or operators, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results.

Mortgage Loan Risk. The Fund may originate and selectively acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.

Mezzanine Loan Risk. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, the Fund may not recover some or all of its investment.

CMBS Risk. Commercial mortgage-backed securities (“CMBS”) are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.

RMBS Risk. The Fund’s investments in residential mortgage-backed securities (“RMBS”) are subject to the risks of defaults, foreclosure timeline extension, fraud, home price depreciation and unfavorable modification of loan principal amount, interest rate and amortization of principal accompanying the underlying residential mortgage loans. In the event of defaults on the residential mortgage loans that underlie the Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, the Fund may not realize an anticipated return on investments and may incur a loss on these investments. The Fund may also acquire non-agency RMBS, which are backed by residential property but, in contrast to agency RMBS, their principal and interest are not guaranteed by federally chartered entities such as Fannie Mae and Freddie Mac and, in the case of the Government National Mortgage Association.

Preferred Equity Risk. The Fund may invest in preferred equity interests by or in connection with real estate-related operators or investments companies. The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

•

Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•

Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. Interest rates are at or near historical lows, which may increase the risks associated with rising interest rates in the future. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Adviser. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

•

Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

•

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

•

Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•

Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

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Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

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Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

•

Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

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Refinancing Risk. This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such instruments.

Capital Markets Risk. The Fund expects to fund a portion of its private real estate investments with property-level financing. There can be no assurance that any financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.

LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Derivatives Risk. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

•

Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•

Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

•

Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Adviser to predict pertinent market movements, which cannot be assured.

•

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•

Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased in through September 1, 2022. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. In addition, the Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in certain derivatives, or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Adviser to claim this exclusion with respect to the Fund, the Fund will limit its use of such derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions, or (ii) the aggregate net notional value of its derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

Property level debt will be incurred by operating entities held by the Fund or by joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. Such operating entities would own real estate assets and would borrow from a lender using the owned property as mortgage collateral. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries. There are no limits under the Investment Company Act on the amount of leverage an operating entity may incur. When such property level debt is not recourse to the Fund, and the entity holding such debt was not formed for the purpose of avoiding the Investment Company Act limitations on leverage, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the entity holding such debt is an entity that primarily engages in investment activities in securities or other assets and is primarily controlled by the Fund, including a Controlled Subsidiary, or (ii) the financial statements of the entity or joint venture holding such debt would be consolidated in the Fund’s financial statements. Property level debt may include covenants restricting when an operating entity held by the Fund can make distributions to the Fund. Defaults on the property level debt may result in the Fund losing its investment in the applicable property. Defaults on entity level debt may result in limits or restrictions on the Fund’s operations, including the Fund’s ability to make distributions.

There can be no assurance that any property-level financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

•

magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged; and

•	leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund’s NAV and the total return to common stockholders.

Potential Conflicts of Interest Risk. The Adviser serves as adviser to other vehicles that have the same or similar investment objective and investment strategies to those of the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts. Conflicts of interest exist or could arise in the future as a result of the relationships between the Fund and its affiliates, on the one hand, and the Fund’s wholly-owned operating partnership or any partner thereof, on the other. For further information on potential conflicts of interest, see “Conflicts of Interest.”

Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by the Adviser and its affiliates and Cadre affiliated proprietary entities invest in securities, properties and other assets in which the Fund seeks to invest. Allocation of identified investment opportunities among the Fund, the Adviser and other Cadre affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. The Fund’s stock of investment opportunities may be materially affected by competition from other Cadre affiliated investment vehicles and Cadre affiliated proprietary entities.

Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund. The results of the Fund’s investment activities may differ significantly from the results achieved by such other managed investment vehicles or accounts. It is possible that one or more of such vehicles or accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. See “Investment Objective and Strategies—Allocation of Investment Opportunities” and “Conflicts of Interest.”

Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell shares and have no firm commitment or obligation to sell any of the shares. Even though the Fund has acquired the initial portfolio, such portfolio by itself is not diversified. Further, if the Distributor is unable to raise substantial funds in this offering, the Fund’s Board may seek the approval of the Fund’s stockholders to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, stockholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s stockholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.

Periodic Tender Offer Risk. The Fund intends, but is not obligated, to conduct quarterly tender offers to repurchase up to 5.0% of the Common Stock then outstanding in the sole discretion of the Board. In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer, and even if the Adviser does recommend to the Board that the Fund conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Fund’s traded securities to become illiquid or trade at depressed prices or if the Adviser and/or Board believe that conducting a tender offer for 5.0% of the Common Stock then outstanding would impose an undue burden on common stockholders who do not tender compared to the benefits of giving common stockholders the opportunity to sell all or a portion of their Common Stock at net asset value, the Adviser may choose not to recommend a tender offer or may recommend a tender offer for less than 5.0% of the Common Stock then outstanding. Accordingly, there may be periods during which no tender offer is made.

If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality traded securities to purchase the shares of Common Stock that are tendered, which may increase risks for remaining common stockholders and increase Fund expenses as a percent of assets. Further, such sales may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of Common Stock pursuant to any tender offers. There can be no assurance, however, that the Fund will be able to obtain such financing for tender offers if it attempts to do so. The use of leverage to finance the repurchase of Common Stock will further increase the Fund’s expenses borne by stockholders of the Fund, in addition to the increase in expenses per share that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. The Fund is designed primarily for long-term investors and an investment in the Common Stock should be considered illiquid. While the Fund intends to conduct quarterly tender offers, the Fund is not required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Fund to redeem their Common Stock.

The exchange of shares of Common Stock for cash pursuant to a tender offer will generally be a taxable transaction for U.S. federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock” and “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock.”

Reliance on Third-Party Management Companies Risk. The Fund may rely on third-party managers to operate the properties in which the Fund invests pursuant to one or more management contracts. The performance of the investments may be adversely affected if such third-party property managers fail to provide quality services and amenities or if they or their affiliates fail to maintain a quality brand name. In addition, such third-party managers or their affiliates may manage, and in some cases may own, invest in or provide credit support or operating guarantees, to hotel and resort properties that compete with the properties in which the Fund invests, which may result in conflicts of interest and decisions regarding the properties in which the Fund invests that are not in the best interests of the Fund.

Risks Related to the Fund’s REIT Status. The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.

Tax Risks of Investing in the Fund. Even if the Fund qualifies and maintains its status as a REIT, it may become subject to U.S. federal income taxes and related state and local taxes.

Risks Related to the Fund’s REIT Status

If the Fund does not qualify as a REIT, it will be subject to tax as a regular corporation and could face a substantial tax liability.

The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status. Furthermore, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for us to qualify as a REIT. If the Fund fails to qualify as a REIT in any tax year, then:

•

the Fund would be taxed as a regular domestic corporation, which under current laws, among other things, means being unable to deduct distributions to stockholders in computing taxable income and being subject to federal income tax on our taxable income at regular corporate income tax rates;

•	any resulting tax liability could be substantial and could have a material adverse effect on the Fund’s book value;

•

unless the Fund were entitled to relief under applicable statutory provisions, it would be required to pay taxes, and therefore, our cash available for distribution to stockholders would be reduced for each of the years during which the Fund does not qualify as a REIT and for which it had taxable income; and

•	the Fund generally would not be eligible to requalify as a REIT for the subsequent four full taxable years.

To maintain the Fund’s REIT status, the Fund may have to borrow funds on a short-term basis during unfavorable market conditions.

To qualify as a REIT, the Fund generally must distribute annually to stockholders a minimum of 90% of our net taxable income, determined without regard to the dividends-paid deduction and excluding net capital gains. The Fund will be subject to regular corporate income taxes on any undistributed REIT taxable income each year. Additionally, the Fund will be subject to a 4% nondeductible excise tax on any amount by which distributions paid by the Fund in any calendar year are less than the sum of 85% of our ordinary income, 95% of capital gain net income and 100% of undistributed income from previous years. Payments the Fund makes to stockholders under the share repurchase plan will not be taken into account for purposes of these distribution requirements. If the Fund does not have sufficient cash to make distributions necessary to preserve our REIT status for any year or to avoid taxation, the Fund may be forced to borrow funds or sell assets even if the market conditions at that time are not favorable for these borrowings or sales. These options could increase our costs or reduce the Fund’s equity.

Compliance with REIT requirements may cause the Fund to forego otherwise attractive opportunities, which may hinder or delay the Fund’s ability to meet its investment objective and reduce overall return.

To qualify as a REIT, the Fund is required at all times to satisfy tests relating to, among other things, the sources of the Fund’s, the nature and diversification of assets, the ownership of stock and the amounts distributed to stockholders. Compliance with the REIT requirements may impair our ability to operate solely on the basis of maximizing profits. For example, the Fund may be required to make distributions to stockholders at disadvantageous times or when the Fund does not have funds readily available for distribution.

Compliance with REIT requirements may force the Fund to liquidate or restructure otherwise attractive investments.

To qualify as a REIT, at the end of each calendar quarter, at least 75% of the value of the Fund’s assets must consist of cash, cash items, government securities and qualified real estate assets. The remainder of the Fund’s investments in securities (other than qualified real estate assets and government securities) generally cannot include more than 10% of the voting securities (other than securities that qualify for the straight debt safe harbor) of any one issuer or more than 10% of the value of the outstanding securities of more than any one issuer unless the Fund and such issuer jointly elect for such issuer to be treated as a “taxable REIT subsidiary” under the Code. Debt will generally meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a certain sum of money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits, the borrower’s discretion, or similar factors. Additionally, no more than 5% of the value of the Fund’s assets (other than government securities and qualified real estate assets) can consist of the securities of any one issuer, and no more than 20% of the value of the Fund’s assets may be represented by securities of one or more taxable REIT subsidiaries. If the Fund fails to comply with these requirements at the end of any calendar quarter, the Fund must dispose of a portion of the Fund’s assets within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions in order to avoid losing its REIT qualification and suffering adverse tax consequences. In order to satisfy these requirements and maintain its qualification as a REIT, the Fund may be forced to liquidate assets from our portfolio or not make otherwise attractive investments. These actions could have the effect of reducing the Fund’s and amounts available for distribution to stockholders.

The Fund’s charter does not permit any person or group to own more than 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Common Stock or of the outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Common Stock or the Fund’s capital stock of all other classes or series in excess of these 9.8% limits would not be effective without an exemption (prospectively or retroactively) from these limits by our board of directors.

For the Fund to qualify as a REIT under the Code, not more than 50% of the value of its outstanding stock may be owned, directly or indirectly, by five or fewer individuals (including certain entities treated as individuals for this purpose) during the last half of a taxable year. For the purpose of assisting the Fund’s qualification as a REIT for U.S. federal income tax purposes, among other purposes, the Fund’s charter prohibits beneficial or constructive ownership by any person or group of more than 9.8%, in value or number of shares, whichever is more restrictive, of the outstanding shares of the Fund’s outstanding Common Stock, or 9.8% in value or number of shares, whichever is more restrictive, of the outstanding capital stock of all classes or series, which we refer to as the “Ownership Limit.” The constructive ownership rules under the Code and the Fund’s charter are complex and may cause shares of the outstanding Common Stock owned by a group of related persons to be deemed to be constructively owned by one person. As a result, the acquisition of less than 9.8% of the Fund’s outstanding Common Stock or the Fund’s capital stock by a person could cause another person to constructively own in excess of 9.8% of our outstanding Common Stock or the Fund’s capital stock, respectively, and thus violate the Ownership Limit. There can be no assurance that the Fund’s board of directors, as permitted in the charter, will not decrease this Ownership Limit in the future. Any attempt to own or transfer shares of the Fund’s Common Stock or capital stock in excess of the Ownership Limit without the consent of our board of directors will result in the transfer being void.

The Ownership Limit may have the effect of precluding a change in control of us by a third party, even if such change in control would be in the best interests of stockholders or would result in receipt of a premium to the price of the Fund’s Common Stock (and even if such change in control would not reasonably jeopardize our REIT status). The exemptions to the Ownership Limit granted to date may limit our board of directors’ power to increase the Ownership Limit or grant further exemptions in the future.

Our board of directors is authorized to revoke our REIT election without stockholder approval, which may cause adverse consequences to stockholders.

The Fund’s charter authorizes our board of directors to revoke or otherwise terminate our REIT election, without the approval of stockholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no longer in our best interests to qualify, or attempt to qualify, as a REIT. Our board of directors has certain statutory duties to the Fund and could only cause such changes in our tax treatment if it determines in good faith that such changes are in our best interests. In this event, the Fund would become subject to U.S. federal income tax on our taxable income and the Fund would no longer be required to distribute most of the Fund’s net income to stockholders, which may cause a reduction in the total return to stockholders.

Tax Risks of Investing in the Fund

Non-U.S. holders may be subject to U.S. federal income tax upon their disposition of shares of the Fund’s Common Stock or upon their receipt of certain distributions from us.

In addition to any potential withholding tax on ordinary dividends, a non-U.S. holder (as such term is defined below under “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of Our Common Stock”), other than a “qualified shareholder” or a “qualified foreign pension fund,” that disposes of a “U.S. real property interest” (“USRPI”) (which includes shares of stock of a U.S. corporation whose assets consist principally of USRPIs), is generally subject to U.S. federal income tax under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), on the amount received from such disposition. Such tax does not apply, however, to the disposition of stock in a REIT that is “domestically controlled.” Generally, a REIT is domestically controlled if less than 50% of its stock, by value, has been owned directly or indirectly by non-U.S. persons during a continuous five-year period ending on the date of disposition or, if shorter, during the entire period of the REIT’s existence. The Fund cannot assure you that it will qualify as a domestically controlled REIT. If the Fund were to fail to so qualify, amounts received by a non-U.S. holder on certain dispositions of shares of the Fund’s Common Stock (including a redemption) would be subject to tax under FIRPTA, unless (i) shares of Common Stock were regularly traded on an established securities market and (ii) the non-U.S. holder did not, at any time during a specified testing period, hold more than 10% of the Fund’s Common Stock. See “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of Our Common Stock—Sales of Our Common Stock.”

A non-U.S. holder other than a “qualified shareholder” or a “qualified foreign pension fund,” that receives a distribution from a REIT that is attributable to gains from the disposition of a USRPI as described above, including in connection with a repurchase of the Fund’s Common Stock, is generally subject to U.S. federal income tax under FIRPTA to the extent such distribution is attributable to gains from such disposition, regardless of whether the difference between the fair market value and the tax basis of the USRPI giving rise to such gains is attributable to periods prior to or during such non-U.S. holder’s ownership of the Fund’s Common Stock. In addition, a repurchase of the Fund’s Common Stock, to the extent not treated as a sale or exchange, may be subject to withholding as an ordinary dividend. See “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of The Fund’s Common Stock—Distributions, and—Repurchases of the Fund’s Common Stock.”

The Adviser seeks to act in the best interests of the Fund as a whole and not in consideration of the particular tax consequences to any specific holder of our stock. Potential non-U.S. holders should inform themselves as to the U.S. tax consequences, and the tax consequences within the countries of their citizenship, residence, domicile, and place of business, with respect to the purchase, ownership and disposition of shares of the Fund’s Common Stock.

Investments outside the United States may subject us to additional taxes and could present additional complications to our ability to satisfy the REIT qualification requirements.

Non-U.S. investments may subject us to various non-U.S. tax liabilities, including withholding taxes. In addition, operating in functional currencies other than the U.S. dollar and in environments in which real estate transactions are typically structured differently than they are in the United States or are subject to different legal rules may present complications to our ability to structure non-U.S. investments in a manner that enables us to satisfy the REIT qualification requirements.

The Fund may incur tax liabilities that would reduce our cash available for distribution to you.

Even if the Fund qualifies and maintain our status as a REIT, the Fund may become subject to U.S. federal income taxes and related state and local taxes. For example, net income from the sale of properties that are “dealer” properties sold by a REIT (a “prohibited transaction” under the Code) will be subject to a 100% tax. Additionally, the Fund may not make sufficient distributions to avoid excise taxes applicable to REITs. Similarly, if the Fund were to fail an income test (and did not lose our REIT status because such failure was due to reasonable cause and not willful neglect) the Fund would be subject to tax on the income that does not meet the income test requirements. The Fund also may decide to retain net capital gain the Fund earns from the sale or other disposition of the Fund’s investments and pay income tax directly on such income. In that event, stockholders would be treated as if they earned that income and paid the tax on it directly. However, stockholders that are tax-exempt, such as charities or qualified pension plans, would have no benefit from their deemed payment of such tax liability unless they file U.S. federal income tax returns and thereon seek a refund of such tax. The Fund also may be subject to state and local taxes on the Fund’s or property, including franchise, payroll, mortgage recording and transfer taxes, either directly or at the level of the other companies through which we indirectly own the Fund’s assets, such as our taxable REIT subsidiaries, which are subject to full U.S. federal, state, local and foreign corporate-level income taxes. Any taxes the Fund pays directly or indirectly will reduce our cash available for distribution to you.

You may have current tax liability on distributions you elect to reinvest in the Fund’s Common Stock.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in shares of the Fund’s Common Stock to the extent the amount reinvested was not a tax-free return of capital. Therefore, unless you are a tax-exempt entity, you may be forced to use funds from other sources to pay your tax liability on the reinvested dividends.

Generally, ordinary dividends payable by REITs do not qualify for reduced U.S. federal income tax rates.

Currently, the maximum tax rate applicable to qualified dividend income payable to certain non-corporate U.S. stockholders is 20%. Dividends payable by REITs, however, generally are not eligible for the reduced rate. Although this does not adversely affect the taxation of REITs or dividends payable by REITs, the more favorable rates applicable to regular corporate qualified dividends could cause certain non-corporate investors to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the shares of REITs, including the Fund’s Common Stock. However, under tax reform legislation under the Tax Cuts and Jobs Act (the “Tax Reform Bill”), for taxable years through 2025, individual taxpayers may be entitled to claim a deduction in determining their taxable income of 20% of ordinary REIT dividends (dividends other than capital gain dividends and dividends attributable to certain qualified dividend income received by us), which temporarily reduces the effective tax rate on such dividends. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of The Fund’s Common Stock—Distributions Generally.” You are urged to consult with your tax advisor regarding the effect of this change on your effective tax rate with respect to REIT dividends.

The Fund may be subject to adverse legislative or regulatory tax changes that could increase our tax liability, reduce our operating flexibility and reduce the price of the Fund’s Common Stock.

In recent years, numerous legislative, judicial and administrative changes have been made in the provisions of U.S. federal income tax laws applicable to investments similar to an investment in shares of the Fund’s Common Stock. Additional changes to the tax laws are likely to continue to occur, and the Fund cannot assure you that any such changes will not adversely affect the taxation of stockholders. Any such changes could have an adverse effect on an investment in shares or on the market value or the resale potential of the Fund’s assets. You are urged to consult with your tax advisor with respect to the impact of recent legislation on your investment in shares and the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in shares. Although REITs generally receive certain tax advantages compared to entities taxed as regular corporations, it is possible that future legislation would result in a REIT having fewer tax advantages, and it could become more advantageous for a company that invests in real estate to elect to be treated for U.S. federal income tax purposes as a corporation. As a result, the Fund’s charter authorizes our board of directors to revoke or otherwise terminate our REIT election, without the approval of stockholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no longer in our best interests to qualify as a REIT. The impact of tax reform on an investment in shares is uncertain. Prospective investors should consult their own tax advisors regarding changes in tax laws.

The failure of a mezzanine loan to qualify as a real estate asset could adversely affect our ability to qualify as a REIT.

The Fund may acquire mezzanine loans, for which the United States Internal Revenue Service (the “IRS”) has provided a safe harbor but not rules of substantive law. Pursuant to the safe harbor, if a mezzanine loan meets certain requirements, it will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the REIT 75% income test. The Fund may acquire mezzanine loans that do not meet all of the requirements of this safe harbor. In the event the Fund owns a mezzanine loan that does not meet the safe harbor, the IRS could challenge such loan’s treatment as a real estate asset for purposes of the REIT asset and income tests and, if such a challenge were sustained, the Fund could fail to qualify as a REIT.

If our operating partnership failed to qualify as a partnership or is not otherwise disregarded for U.S. federal income tax purposes, the Fund would cease to qualify as a REIT.

If the IRS were to successfully challenge the status of our operating partnership as a partnership or disregarded entity for U.S. federal income tax purposes, it would be taxable as a corporation. In the event that this occurs, it would reduce the amount of distributions that the Fund’s operating partnership could make to the Fund. This would also result in our failing to qualify as a REIT and becoming subject to a corporate-level tax on the Fund’s, which would substantially reduce our cash available to pay distributions and the yield on your investment.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Board of Directors

The responsibilities of the Board include, among other things, the oversight of the Adviser’s investment activities, oversight of the Adviser’s financing arrangements and corporate governance activities. As is the case with virtually all registered investment companies, the Fund’s service providers, primarily the Adviser and its affiliates, have responsibility for the Fund’s day-to-day management, subject to the investment objective, restrictions and policies of the Fund and to the general oversight of the Board.

The Board of Directors is currently comprised of                directors. A majority of the directors are not “interested persons” of the Fund (as defined in the Investment Company Act). The name and business address of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

CCV LLC serves as the Fund’s Adviser, subject to the ultimate oversight of, and any policies established by, the Board, pursuant to the terms of an investment management agreement with the Fund. Under the terms of the Management Agreement, the Adviser allocates the Fund’s assets in accordance with the Fund’s investment objective. The Adviser may reallocate the Fund’s assets subject to the ultimate oversight of, and any policies established by, the Board. The Adviser, pursuant to the policies adopted by our Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s valuation policies, overseeing the calculation of the NAV per share for each class of shares and reporting to the Board and the Valuation Committee of the Board. As of June 30, 2022, the Adviser’s total assets under management were approximately $1.2 billion.

The Adviser is a subsidiary of our sponsor, Cadre. The Adviser is located at 315 Park Avenue South, New York, NY 10010, and its telephone number is 646-661-1144.

Cadre was founded in 2014 as an innovative commercial real estate investing platform. Cadre leverages an experienced, institutional private equity real estate investments team alongside data science and software engineering teams to deliver superior risk-adjusted returns to investors. Cadre is a fiduciary that is singularly focused on generating strong investment performance for its investors.

Cadre’s acquisitions, asset management, data science, and software engineering teams seek to add value throughout the lifecycle of a real estate investment, including sourcing, underwriting, diligence, and active ongoing asset and portfolio management.

About Cadre

Cadre is a fully integrated real estate management company with approximately 90 professionals in multiple offices within the U.S. across acquisitions, asset management, investor relations, legal and compliance, finance and operations, product and software engineering teams.

Cadre acts as a fiduciary for its investors, with one goal in mind—achieve attractive risk-adjusted returns for its investors alongside a superior user experience that includes elevated transparency, an investor-friendly fee structure, and liquidity potential. Cadre’s combination of real estate and finance professionals alongside data scientists, software engineers, and product managers, has resulted in an innovative and collaborative company culture that we believe provides a differentiated edge to investing and servicing its investors.

Cadre Teams

Investment Committee

Cadre’s Investment Committee (the “Investment Committee”) members average over 25 years experience and have invested tens of billions of dollars of capital across real estate cycles, asset classes, and risk profiles. The committee’s investment professionals hail from a variety of top-tier institutions during their careers, such as Blackstone, Vornado Realty Trust (former CEO), Goldman Sachs, Prudential Real Estate Investors (former CEO), Four Seasons (former CEO), and GEM Realty Capital (former investment committee member).

The Investment Committee sets the investment strategy and formally approves each transaction for Cadre. The Investment Committee monitors trends in capital markets flows, demographics, real estate fundamentals, interest rates, and other factors that drive the real estate market. The Investment Committee identifies certain investment strategies and targets particular asset classes, markets, and risk profiles where it believes attractive risk adjusted returns are available. Ultimately, the investment committee must formally approve all acquisitions, dispositions, refinancings, and major decisions for each asset in which Cadre invests.

Acquisitions Team

Cadre’s experienced Acquisitions team (the “Acquisitions team”) includes the Investment Committee and professionals with backgrounds from institutional platforms such as GEM Realty Capital, Fortress Investment Group, Morgan Stanley, Greystar, and Heitman. Cadre’s Acquisitions team sources, structures, finances, and executes on Cadre’s transactions, working alongside Cadre’s Legal, Finance, and Asset Management teams.

Cadre’s Acquisitions team maintains a vast network of relationships across markets and asset classes, including operating partners, investment sales, debt brokers, lenders, property managers, leasing brokers, law firms, and third party vendors. These relationships are critical for sourcing differentiated, frequently off-market opportunities, and appropriately diligencing each transaction in which it invests.

Cadre’s Acquisitions team sources hundreds of opportunities annually, of which ~2% are ultimately closed following hundreds of hours of underwriting, diligence, and structuring per transaction. Senior acquisitions team principals will be personally investing in the Fund, aligning interests with investors. Further information may be found in Section VIII: Investment Philosophy & Process.

Asset Management Team

Cadre’s Asset Management team (the “Asset Management team”) is responsible for working with Cadre’s operating partners to implement operating, leasing, capital improvement, and repositioning strategies. The Asset Management team includes dedicated investment professionals with backgrounds from Avenue Capital, Tishman Speyer, Greystar, PGIM, and Carlyle.

The Asset Management team works closely with the Acquisitions team prior to closing each transaction to ease the transition to ownership. Following closing, asset managers closely track asset performance–including through the use of Cadre’s proprietary asset management system called Phoenix–approve annual budgets, regularly visit each property, prepare quarterly investor reporting materials, and present refinancing, disposition, and valuation proposals to the Investment Committee.

Investor Relations

Cadre’s Investor Relations team (the “Investor Relations team”) is committed to high quality client service, investor reporting, and transparency. Working closely with the Acquisitions and Asset Management teams, the team provides a high level of attention to Cadre’s sophisticated investor base. Because of Cadre’s culture of collaboration and transparency, the Investor Relations team is constantly informed of developments at each asset and provides asset-specific reporting on a quarterly basis.

Quarterly reporting contains a combination of qualitative and quantitative analysis, including dozens of financial metrics for each asset, asset and market commentary, and detailed capital statement information for each investor. Cadre’s Investor Relations team maintains a constant dialogue with investors with respect to asset performance and other partnership matters in the normal course of business.

Technology Product and Software Engineering

Cadre’s ~25-person Product and Engineering organization (the “Product and Engineering organization”) is responsible for technology solutions that permeate all aspects of Cadre. Working closely with Acquisitions, Asset Management, Fund Operations, and Investor Relations, the team has built technology that enables scale, efficiency, and insight across all aspects and phases of the investment management process.

The Product and Engineering organization is also responsible for Cadre’s core platform, cadre.com, which facilitates distribution at scale to Cadre’s growing investor base, as well as secondary trading across Cadre’s current portfolio.

Fund Management & Operations

Cadre’s Fund Management and Operations team (the “Fund Management team”) is responsible for tracking all investment and investor information at the most granular level, aided by the internally-created software tool named “The Capital.” This system brings together mechanics and data in a simple, user-friendly platform where the Fund Management team can easily carry out automated workflows and consume an abundance of investment data. The team is also responsible for overseeing Cadre’s third party fund administrator who is responsible for the maintenance of the Fund’s financial records and calculation of net asset values. Additionally, the team is responsible for coordinating the annual audit and tax compliance of the Fund as well as for the Fund’s underlying investments. The Fund Operations team also works closely with Cadre’s Investor Relations team in ensuring the highest quality client service.

Legal & Compliance

Led by Cadre’s general counsel, Cadre’s Legal and Compliance team (the “Legal and Compliance team”) is responsible for providing strategic, well-reasoned, and commercially-focused legal advice to Cadre’s various business lines. Working closely with key stakeholders across the organization with the support of nationally recognized external legal counsel, Cadre’s in-house Legal and Compliance team balances business goals, regulatory requirements, and risk management to drive the vast array of legal, compliance, and regulatory needs that the firm encounters on a day-to-day basis. Cadre’s compliance program is designed to comply in all respects with SEC and FINRA rules and regulations applicable to registered investment advisors and broker-dealers.

Investment Management Team

Cadre’s investments team is largely comprised of professionals who formerly worked at leading real estate private equity and investment companies, and employ the same rigorous underwriting, diligence, and structuring standards as found in those institutions. The team includes professionals across acquisitions, asset management, legal, finance, and operations, all dedicated to sourcing, underwriting, executing on, and actively asset managing real estate investments.

The product and engineering teams collaborate with the investments team to enhance all aspects of the organization through the creation of proprietary technology and data analysis used in identifying and underwriting transactions. The acquisitions, asset management, finance, and investor relations teams each have specific product and engineering resources dedicated to serving their functional needs and finding ways to enhance business productivity, investment performance, and investor experience.

The investment professionals of the Adviser who have primary responsibility for day-to-day management and oversight of the Fund are                ,                 ,                 and                 .

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Investment Management Agreement

Pursuant to an investment management agreement, the Adviser is entitled to receive a base management fee. The base management fee (the “Management Fee”) is calculated and payable monthly in arrears at an annual rate of    % of the average daily value of the Fund’s net assets.

A discussion regarding the basis for the approval of the Management Agreement by the Board will be available in the Fund’s initial stockholder report. The basis for any subsequent continuation of the Fund’s Management Agreement will be provided in the annual or semi-annual reports to stockholders for the periods during which such continuations occur.

In addition to the fees paid to the Adviser, the Fund will pay all other costs and expenses of its operations, including compensation of its directors (other than those affiliated with the Adviser), custodial expenses, leveraging expenses, transfer agent expenses, legal fees, expenses of independent auditors, expenses of its periodic repurchases, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Administrator

                (the “Administrator”), located at                , will serve as the Fund’s administrator and accounting agent. Pursuant to the administration agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Fund will bear all other costs and expenses of our operations, administration and transactions, including, the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its duties, including the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund.

Expense Limitation and Reimbursement Agreement

Pursuant to an Expense Limitation and Reimbursement Agreement, through                 , the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s Specified Expenses will not exceed     % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than     % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the fiscal year in which the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense

in the same year it is incurred. This arrangement cannot be terminated prior to                 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Servicing Fee, (iii) the Distribution Fee, (iv) property level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser).

Control Persons

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. The Fund has not yet commenced operations, therefore no Shares of the Fund are currently owned. Cadre may be considered a controlling person of the Fund under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

Allocation of Investment Opportunities

[To be provided by amendment.]

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day implementation of the Fund’s investment strategy.

Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

INITIAL PORTFOLIO TRANSACTION

On or around the time of the commencement of the Fund’s operations, the Predecessor REIT, intends to merge with and transfer approximately substantially all its assets and other portfolio securities into the Fund (the “Initial Portfolio Transaction”).

The Initial Portfolio Transaction will be effected in a manner consistent with applicable SEC relief regarding certain seeding transactions with affiliates. Among other things, the portfolio of investments held by the Predecessor REIT (the “Seed Assets”) will be purchased at a price reflecting their net asset value as of the date of the Initial Portfolio Transaction, as determined in accordance with valuation procedures approved by the Board, which will include the preparation of a report by an independent evaluator in assessing the fair value of the Seed Assets. In addition, the Predecessor Fund, and not the Fund, will bear the costs associated with the Seed Transaction.

The Predecessor REIT is a wholly-owned subsidiary of Cadre Horizon Fund, L.P. (the “Predecessor Fund”) and holds all of the assets of the Predecessor Fund. The Predecessor Fund commenced operations on                and has been managed by the Adviser for all periods shown below. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor REIT also intends to elect to be taxed as a REIT for U.S. federal income tax purposes under the Code. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. The Predecessor Fund was not subject to the Investment Company Act and therefore was managed differently than the Fund will be managed.

The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. Because the Predecessor Fund had less than one full calendar year of performance, the average annual total return table has been omitted. After-tax performance returns are not included for the Predecessor Fund.

The performance of the Predecessor Fund presented below is not the performance record of the Fund and should not be considered a substitute for the Fund’s own performance. Past returns are not indicative of future performance.

MONTHLY PERFORMANCE (%) NET OF FEES

	Jan	Feb	Mar	Apr	May	June	Jul	Aug	Sept	Oct	Nov	Dec	Year
2023

Predecessor Fund Holdings

As of the date of this prospectus, the Predecessor Fund holds the below investments in real estate operating companies.

Investment	Location	Type	Acquisition Date	Ownership Percentage	Purchase Price	The Predecessor Fund’s Basis	Square Feet

CONTROL PERSONS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Cadre provided the initial capitalization of the Fund. For so long as Cadre has a greater than 25% interest in the Fund, Cadre will be deemed be a “control person” of the Fund for purposes of the Investment Company Act. However, it is anticipated that once the Initial Portfolio Transaction occurs and the Fund commences the offering of Common Stock, Cadre’s control will be diluted until such time as it is no longer deemed a control person of the Fund.

NET ASSET VALUE

Calculation of NAV

The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). The Fund determines the NAV per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding Preferred Stock, if any, and dividends payable) by the total number of shares of Common Stock outstanding.

The Fund’s portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under valuation policies and procedures established by the Board. These valuation policies and procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities or investments and other market factors. The Fund expects that a significant portion of its portfolio will consist of interests in properties required to be valued at fair value under these procedures.

Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.

It is expected that the Board will designate the Adviser as the “valuation designee” pursuant to the provisions of Rule 2a-5 under the Investment Company Act (the “Valuation Designee”). If the Valuation Designee determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee made up of representation from the Valuation Designee. Specifically, representation from                  (“Valuation Committee”). In addition, the Fund may use fair value pricing determined by the Valuation Committee if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Valuation Designee, does not represent fair value. Securities or other assets that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor.

Different valuation methods may result in differing values for the same investment. The fair value of a portfolio investment that the Fund uses to determine its NAV may differ from the investment’s quoted or published price of the investment.

Each month, the Valuation Designee and the Independent Valuation Adviser will determine an accrual schedule for the daily value of each real property, based on an estimated month-end value. The Fund will use the daily values determined in such accrual schedule for purposes of calculating its NAV. For real estate debt and other debt investments for which reliable market quotes are not readily available, the most recent monthly or interim valuation will be used for purposes of calculating the Fund’s daily NAV. Any material changes to the valuation of real property investments and real estate and other debt investments, and related changes to the daily accrual schedule for any real property investment, will be reflected as soon as possible in the Fund’s NAV calculation once deemed appropriate by the Valuation Designee and Independent Valuation Adviser.

Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment.

At least annually, the Board, including a majority of the independent directors, reviews the appropriateness of the Fund’s valuation policies and procedures.

Independent Valuation Advisor

With the approval of the Board, including a majority of the independent directors, the valuation process of the Fund’s real property investments is managed by the Independent Valuation Advisor,                , subject to the oversight of the Valuation Designee and the Board. The Independent Valuation Advisor is engaged in the business of rendering opinions regarding the value of commercial real estate properties, and is not affiliated with the Fund or the Valuation Designee. The Fund and/or the Valuation Designee, with the approval of the Board, including a majority of the independent directors, may engage additional independent valuation firms in the future as the Fund’s portfolio grows and diversifies globally. In addition, the Independent Valuation Advisor intends to engage third party valuation firms to perform annual properties appraisals for the Fund’s properties. While the Independent Valuation Advisor provides valuations of the Fund’s real property investments, and will engage third party valuation firms to perform annual property appraisals, it is not responsible for, and does not calculate, the Fund’s daily NAV. Further, the Adviser is ultimately responsible for determining the fair value of our assets, subject to the oversight of the Board.

Valuation of Investments

Investments with Reliable Readily Available Market Prices

Securities for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation, which must be a day on which the New York Stock Exchange is open for trading (“Valuation Day”) or, if there was no sale on such day, at the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price or if the mean price does not represent fair value, in the judgment of the Valuation Designee.

Securities for which its primary exchange designates an official closing price (“Official Closing Price”) (e.g., securities traded on the London Stock Exchange) shall be valued at the Official Closing Price on the Valuation Day.

Investments in open-end, non-exchange-traded mutual funds will be valued at their net asset value as determined as of the close of the NYSE on the Valuation Day.

Debt securities and “over the counter” securities will generally be valued at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer. These securities include i) debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, for which market quotations are readily available, as well as ii) other securities that are traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the Valuation Designee to be over-the-counter.

Any other securities and investments with readily available market prices will be valued in accordance with the Fund’s valuation policies and procedures.

If the prices described above, in the judgment of the Valuation Designee do not represent fair value, they may be valued as “fair value” securities pursuant to the Fund’s valuation policies and procedures.

Investments without Reliable Readily Available Market Prices

Fair value of the Fund’s investments that do not have reliable readily available market prices will be determined as described below.

Real Property Investments

Subject to the oversight of the Valuation Designee and the Board, the Independent Valuation Advisor will administer the real property valuation process for the Fund on a monthly basis and will select (subject to the Valuation Designee’s approval) and manage the process associated with third-party appraisal firms with respect to the annual valuation of the Fund’s real property investments.

Investments in newly acquired properties may initially be valued at cost. Each property will then be valued by an independent third-party appraisal firm within the first three months of acquisition and no less than annually thereafter. Upon conclusion of the appraisal, the independent third-party appraisal firm prepares a written report.

Each third-party appraisal and review by the Independent Valuation Advisor is performed in accordance with the Code of Ethics & Standards of Professional Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice, or the similar industry standard for the country where the property appraisal is conducted. Any appraisal provided by an independent third-party appraisal firm will not be used in the valuation of the applicable property until the Independent Valuation Advisor has reviewed and confirmed for reasonableness such appraisal.

The Independent Valuation Advisor will cause approximately 1/12th of the Fund’s real property investments to be appraised by third-party appraisers each month. Each asset will be appraised by a third-party appraiser other than the Independent Valuation Advisor once per year. Each month the Independent Valuation Advisor will analyze the remaining approximately 11/12ths of the Fund’s real properties for value changes that are not being appraised by a third-party appraiser that month.

In addition, the Valuation Designee will monitor the Fund’s properties for events that it believes may have a material impact on the most recent estimated values of such property. Possible examples of such a material change include an unexpected termination or renewal of a material lease, a material change in vacancies, an unanticipated structural or environmental event at a property, capital market events, recent financial results or changes in the capital structure of the property, material changes in cap rates or discount rates, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of a property to change materially. Upon the occurrence of such a material event and provided that the Valuation Designee is aware that such event has occurred, the Valuation Designee will promptly notify the Independent Valuation Advisor and request that the Independent Valuation Advisor promptly provide an estimate of the change in value of the property.

The Independent Valuation Advisor will also monitor overall market conditions and communicate to the Valuation Designee any conditions that it believes could materially impact any of the Fund’s appraisal values, and may perform an appraisal for any real property outside the monthly valuation cycle if the Valuation Designee notifies it of a property-specific material event, as a result of certain capital market material events, or if necessary to confirm any valuation previously communicated to the Valuation Designee.

The Independent Valuation Advisor will value the Fund’s real properties using the valuation methodology it deems most appropriate and consistent with and in accordance with industry best practices and market conditions. The Valuation Designee expects the primary methodology used to value the real properties will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Income related to each property will be accrued on the basis of data extracted from (1) the annual budget for such property and (2) material, unbudgeted non-recurring income and expense events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to the Fund’s properties when the Valuation Designee becomes aware of such events and the relevant information is available. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include market and cost approaches.

Real estate appraisals are reported on a free and clear basis, excluding any property-level indebtedness that may be in place. Fund level and property level debt will be valued separately in accordance with GAAP.

Properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a property held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Valuation Designee using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.

As described above, each month, the Valuation Designee and the Independent Valuation Adviser will determine an accrual schedule for the daily value of each real property, based on an estimated month-end value. The Fund will use the daily values determined in such accrual schedule for purposes of calculating its NAV.

Private Real Estate Debt

Private real-estate related debt investments, such as debt investments backed by real estate or real estate related companies acquired from private issuers or in private transactions (“Private Realty Debt Investments”), owned directly or indirectly by the Fund will generally be valued as “fair value” securities.

At origination, a Private Realty Debt Investment will be valued at cost until an Independent Appraisal (as described below) is available. The Valuation Designee shall retain an independent appraisal management firm (the “Appraisal Management Firm”) that will provide, or arrange for another independent appraisal firm to provide, at least quarterly an independent appraisal of each Private Realty Debt Investment (the “Quarterly Independent Appraisal”). The value that the Appraisal Management Firm provides, or causes to provide, as noted above, will remain in effect and will be used in each day’s calculation of the Fund’s net asset value until the next such independent appraisal of the Private Realty Debt Investment.

The Valuation Designee will monitor on an ongoing basis the value of Private Realty Debt Investments. On any day, independent of the appraisal process, the Valuation Designee may adjust the value of a Private Realty Debt Investment based on market events or issuer-specific events that have increased or decreased the realizable value of the Private Realty Debt Investment.

Real Estate-Related Securities and Other Securities

Real estate-related securities and other securities that do not have reliable readily available market quotations may be valued by one or more third-party pricing services as fair value securities.

DISTRIBUTIONS

Beginning                , the Fund will seek to pay periodic distributions at an attractive distribution yield to stockholders of record, subject to Board approval. The Fund intends to accrue and declare distributions daily and distribute them on a periodic basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to stockholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently. The Fund intends to make distributions necessary to maintain its qualification as a REIT.

Cash distributions to holders of our Common Stock will automatically be reinvested under the DRIP in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to us. Under the DRIP, stockholders’ distributions are reinvested in Common Stock of the same class of Common Stock owned by the stockholder for a purchase price equal to the NAV per share (for the class of Common Stock being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

If, for any monthly distribution, net investment income and net realized gains were less than the amount of all distributions ever made by the Fund (including the relevant monthly distribution), the difference may be distributed from the Fund’s assets in the form of a return of capital which is applied against and reduces the stockholder’s basis in his or her Common Stock. A “return of capital” merely represents a partial return of your original investment and does not represent a gain on the Fund’s investments. When you sell your Common Stock in the Fund, the amount, if any, by which your sales price exceeds your basis in the Common Stock is gain subject to tax. Because a return of capital reduces your basis in the Common Stock, it will increase the amount of your gain or decrease the amount of your loss when you sell the Common Stock, all other things being equal. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her Common Stock, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

Various factors will affect the level of the Fund’s income, including the asset mix, the leases on the Fund’s real estate investments and the amount of leverage utilized by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV.

In order to qualify as a REIT, the Fund is required to distribute to its stockholders each year an amount equal to at least (a) the sum of (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its dividends-paid deduction and excluding net capital gains) and (ii) the Fund’s after tax net income, if any, from foreclosure property, minus (b) the sum of specified items of non-cash income. To the extent that the Fund distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions sufficient to satisfy the REIT qualification requirements and, when possible, to avoid material income and excise taxes.

Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions. For purposes of declaring and paying distributions, the Fund will determine its net investment income to distribute in accordance with GAAP, which may differ from income tax regulations. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Stockholders will be informed of the tax characteristics of any distributions after the close of the Fund’s fiscal year.

DISTRIBUTION REINVESTMENT PLAN

Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to stockholders will automatically be reinvested in additional shares of Common Stock by                (the “DRIP Administrator”) unless the stockholders elects to receive cash. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing to                . Stockholders whose shares of Common Stock are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to stockholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Board declares a distribution.

The DRIP Administrator maintains all stockholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes Common Stock purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Stock held under the DRIP in accordance with the instructions of the participants

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Common Stock issued directly by us as a result of regular distributions or capital gains distributions payable either in Common Stock or in cash.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Certain U.S. Federal Income Tax Considerations” in the SAI.

The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to                .

For direct stockholders, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. Stockholders that are investor through a financial intermediary should contact their Selling Agent directly.

DESCRIPTION OF SHARES

The following description of the terms of the stock of the Fund is only a summary. For a complete description, please refer to the Maryland General Corporation Law (the “MGCL”), and the Fund’s charter and bylaws. The Fund’s charter and bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

The Fund’s authorized stock consists of 1,000,000,000 shares of capital stock, par value $0.001 per share. Of the total shares of stock authorized,                are designated as Class I,                are designated as Class D and                are designated as Class S.

There is currently no market for the Fund’s Common Stock, and the Fund does not expect that a market for its Common Stock will develop in the foreseeable future, if ever. A majority of the entire Board may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of Common Stock or the number of shares of Common Stock of any class or series that the Fund has authority to issue. Under Maryland law, the Fund’s stockholders generally will not be personally liable for the Fund’s debts or obligations.

Shares of Common Stock

General

All shares of Common Stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. The Fund expects to offer three different classes of shares: Class I, Class D and Class S Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. Each share class has different fees, as set forth in “Summary of Fund Expenses.” Certain share class details are set forth in “Plan of Distribution.” Common stockholders are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Common stockholders have no preference, conversion, exchange, sinking fund or redemption rights, have no preemptive rights to subscribe for any of the Fund’s securities and have no appraisal rights unless the Board determines that appraisal rights apply, with respect to all or any classes of Common Stock, to one or more transactions occurring after the date of such determination in connection with which common stockholders would otherwise be entitled to exercise appraisal rights. All shares of Common Stock have equal earnings, assets, distribution, liquidation and other rights except as provided in the charter and any multiple class plan adopted by the Fund. Stockholders are subject to transfer restrictions and there is no guarantee that they will be able to sell their shares. See “Certain Provisions in the Charter and Bylaws—Transfer Restrictions” below.

Distributions

Distributions may be paid to common stockholders if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor. The amount of dividends and other distributions may vary among the classes of Common Stock based on their NAV per share and differing fees and other expenses.

If any shares of Preferred Stock are outstanding, common stockholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the Preferred Stock, (2) the Fund has redeemed the full number of shares of Preferred Stock required to be redeemed by any provision for mandatory redemption of such Preferred Stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable nationally recognized statistical rating organization (“NRSRO”), in each case, after giving effect to such a distribution and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions.

So long as senior securities representing indebtedness of the Fund are outstanding, stockholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable NRSRO, in each case, after giving effect to such a distribution.

Liquidation Rights

The Fund’s stockholders are entitled to the then-current NAV per share of the assets legally available for distribution to the Fund’s stockholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any Preferred Stock.

Voting Rights

Each outstanding share of Common Stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s stockholders, including the election of directors. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast (without regard to class) at a meeting of the Fund’s stockholders constitutes a quorum at the meeting, unless applicable law or regulatory requirements or the Fund’s charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the stockholders entitled to cast a majority of all the votes entitled to be cast by stockholders of each such class of stock on such a matter will constitute a quorum.

There is no cumulative voting in the election of directors. Consequently, at any meeting of the Fund’s stockholders called for the purpose of electing directors, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the nominees for director, except that holders of a majority of the outstanding shares of Preferred Stock, if any, will have the right, voting as a separate class, to elect two directors at all times.

Mandatory Redemptions

Shares of Common Stock are not redeemable at the option of a stockholder. Shares of Common Stock are redeemable at the option of the Fund without consent or other action by the stockholder or other person if the Fund determines that:

•

the Common Stock has been transferred in violation of the Fund’s charter, or has vested in any person other than by operation of law as a result of the death, divorce, dissolution, bankruptcy, insolvency or adjudicated incompetence of the stockholder;

•

ownership of the Common Stock by a stockholder or other person is likely to cause the Fund to be in violation of, or require registration of the Common Stock under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the U.S. or any other relevant jurisdiction;

•

continued ownership of the Common Stock by a stockholder may be harmful or injurious to the business or reputation of the Fund, the Board, the Manager or any of their affiliates, or may subject the Fund or any stockholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a stockholder or other person in connection with the acquisition of Common Stock were not true when made or have ceased to be true; or

•	with respect to a stockholder subject to special laws or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the stockholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Common Stock.

Shares of Common Stock will be redeemed at the NAV per share of the class of Common Stock being redeemed.

Preferred Stock

The Fund’s charter authorizes the Board to classify and reclassify any unissued shares of Common Stock into shares of other classes or series of stock, including Preferred Stock, without the approval of common stockholders. Common stockholders have no preemptive right to purchase any shares of Preferred Stock that the Fund may issue.

Prior to issuance of shares of any class or series, the Board is required by Maryland law and by the Fund’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each such class or series. Thus, the Board could authorize the Fund to issue shares of Preferred Stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interests. Any issuance of Preferred Stock, however, must comply with the requirements of the Investment Company Act. If the Fund elects to issue Preferred Stock (and/or notes or other debt securities), its ability to make distributions to its common stockholders may be limited by the terms of such Preferred Stock or debt securities, the asset coverage requirements and other limitations imposed by the Investment Company Act, Maryland law and the Fund’s lenders.

Under the Investment Company Act, holders of the Preferred Stock would be entitled to elect two directors of the Fund at all times and to elect a majority of the Fund’s directors if at any time dividends on the Preferred Stock are unpaid in an amount equal to two full years’ dividends. Holders of the Preferred Stock would continue to have the right to elect a majority of the Fund’s directors until all dividends in arrears on the Preferred Stock have been paid. In addition, holders of the Preferred Stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of Preferred Stock disproportionate influence over the Fund’s affairs.

Uncertificated Shares; Transfer Agent

The Fund does not issue certificates for shares of its Common Stock. Shares of Common Stock are held in “uncertificated” form, which will eliminate the physical handling and safekeeping responsibilities inherent in owning transferable share certificates and eliminate the need to return a duly executed share certificate to effect a transfer. The Transfer Agent acts as the Fund’s registrar and as the Transfer Agent for shares of Common Stock. With respect to shares held by a financial intermediary on behalf of an investor, the financial intermediary will be responsible for the functions of the registrar and transfer agent. Transfers can be effected simply by mailing a transfer and assignment form, which the Fund will provide to you at no charge, to the Transfer Agent. See “Custodian and Transfer Agent.”

CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS

The MGCL and the Fund’s charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. The summary of the terms of the Fund’s charter and bylaws below is qualified in its entirety by reference to the Fund’s charter and bylaws filed as exhibits to the registration statement of which this prospectus forms a part.

Election of Directors

As permitted by the MGCL, the Fund’s bylaws provide that the Fund is not required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted on under the Investment Company Act. Accordingly, the Fund will not hold an annual meeting of stockholders each year and directors will be elected to serve an indefinite term between annual meetings of stockholders. The Fund’s bylaws provide that a director is elected by a plurality of all the votes cast at a meeting of stockholders at which a quorum is present. Pursuant to the Fund’s charter and bylaws, the Board may amend the bylaws from time to time to alter the vote required to elect a director.

Number of Directors; Vacancies; Removal

The Fund’s charter provides that the number of directors will be set only by the Board in accordance with the Fund’s bylaws. The Fund’s bylaws provide that a majority of the entire Board may at any time increase or decrease the number of directors. However, the number of directors cannot be less than the minimum number required by the MGCL, which is one, or, unless the Fund’s bylaws are amended, more than fifteen.

Except as may be provided by the Board in setting the terms of any class or series of Preferred Stock or required by the Investment Company Act, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum, any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board, and any director elected to fill a vacancy shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

The Fund’s charter provides that, subject to the rights of holders of Preferred Stock, a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which the Fund’s charter does not), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The Fund’s bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as directors and the proposal of other business to be considered by the Fund’s stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the annual meeting, at the time the stockholder provides the notice required by the Fund’s bylaws and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s bylaws. With respect to special meetings of the Fund’s stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting of stockholders at which directors are to be elected may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund’s bylaws for the purpose of electing directors, by any stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the special meeting, at the time the stockholder provides the notice required by the Fund’s bylaws and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s bylaws.

Calling of Special Meetings of Stockholders

The Fund’s bylaws provide that special meetings of the Fund’s stockholders may be called by or at the request of the Board, the chairman of the Board and certain of the Fund’s officers. The Fund’s bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. The Fund’s secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s charter generally provides, except for provisions related to removal of directors, for approval of charter amendments and other extraordinary transactions by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. However, the Fund’s charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast generally in the election of directors:

•

amendments to the provisions of the Fund’s charter relating to the power of the Board to fix the number of directors, remove directors, fill vacancies on the Board, revoke the Fund’s REIT election and amend the bylaws or the restrictions on ownership and transfer of shares of stock;

•

charter amendments or any other proposal that would convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company (under the Investment Company Act) or make the Fund’s common stock a redeemable security (within the meaning of the Investment Company Act);

•	the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•	amendments to the provisions of the Fund’s charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•	any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the MGCL requires be approved by the Fund’s stockholders;

•

any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of assets of the Fund having an aggregate fair market value of $5,000,000 or more except for portfolio transactions (including sales of portfolio investments or pledges of portfolio securities in connection with borrowings) in the ordinary course of business; or

•

any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with any such person, or member of such group, on the other hand.

However, if such amendment, proposal or transaction is approved by at least three-quarters of the Fund’s continuing directors (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by the affirmative vote of the holders of a majority of the votes entitled to be cast on such amendment, proposal or transaction described in this section, except that any amendment, proposal or transaction that would not otherwise require stockholder approval under the MGCL or the Investment Company Act will not require further stockholder approval unless another provision of the Fund’s charter or bylaws requires such approval. The “continuing directors” are defined in the Fund’s charter as its current directors and directors whose nomination for election by the Fund’s stockholders or whose election by the directors to fill a vacancy on the Board is approved by a majority of the continuing directors serving on the Board.

The Fund’s charter and bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of the Fund’s bylaws and to make new bylaws.

Transfer Restrictions

For the Fund to qualify as a REIT, no more than 50% in value of the outstanding shares of the Fund’s stock may be owned, directly or indirectly through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than the Fund’s first taxable year. In addition, the outstanding shares of the Fund’s stock must be owned by 100 or more persons independent of us and each other during at least 335 days of a 12-month taxable year or during a proportionate part of a shorter taxable year, excluding the Fund’s first taxable year for which the Fund elects to be taxed as a REIT. In addition, the Fund must meet requirements regarding the nature of the Fund’s gross income to qualify as a REIT. One of these requirements is that at least 75% of the Fund’s gross income for each calendar year must consist of rents from real property and income from other real property investments.

To assist the Fund in preserving the Fund’s status as a REIT, among other purposes, the Fund’s charter contains limitations on the transfer and ownership of shares of the Fund’s stock which prohibit: (i) any person or group from owning or acquiring, directly, beneficially or constructively, more than 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of the Fund’s then outstanding shares of capital stock of all classes and series or more than 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of the Fund’s then outstanding shares of common stock; (ii) any person or group from owning or acquiring, directly, indirectly or constructively, shares of the Fund’s stock to the extent such ownership would result in the

Fund’s being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT; and (iii) any transfer of or other event or transaction with respect to shares of capital stock that would result in the beneficial ownership of the Fund’s outstanding shares of capital stock by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code). The Fund’s charter provides that any transfer of shares of the Fund’s capital stock that, if effective, would result in a violation of the above restrictions, shall be automatically void and the intended transferee shall acquire no rights in such shares of capital stock.

Any person who acquires or attempts or intends to acquire shares of the Fund’s capital stock in violation of the foregoing restrictions is required to give immediate written notice to the Fund of such event, or, in the case of such a proposed or attempted transaction, 15 days prior written notice prior to such purported transaction. In both cases, such persons must provide to the Fund such other information as the Fund may request to determine the effect, if any, of such event on the Fund’s status as a REIT.

The foregoing restrictions will continue to apply until the Board determines it is no longer in the Fund’s best interest to attempt to, or to continue to, qualify as a REIT or that compliance with the restrictions is no longer required for us to qualify as a REIT.

The ownership limits do not apply to a person or persons that the Board exempts from the ownership limit upon appropriate assurances (including certain representations, covenants and undertakings from the intended transferee) that the Fund’s qualification as a REIT is not jeopardized. In addition, the Fund’s charter exempts Cadre and its affiliates from the Ownership Limit.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) in the number or value of the Fund’s outstanding stock is required, within 30 days after the end of each taxable year, to give the Fund written notice stating his, her or its name and address, the number of shares of each class and series of the Fund’s stock which the stockholder beneficially owns and a description of the manner in which the shares are held. Each such owner shall provide the Fund with such additional information as the Fund may request in order to determine the effect, if any, of the stockholder’s beneficial ownership on the Fund’s qualification as a REIT and to ensure compliance with the restrictions noted above. In addition, each stockholder (including the stockholder of record) shall upon demand be required to provide the Fund with such information as the Fund may request in order to determine the Fund’s qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Exclusive Forum

The Fund’s bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on the Fund’s behalf, other than actions arising under federal securities laws, (b) any action asserting a claim of breach of any duty owed by any director, officer or other employee of the Fund to the Fund or to its stockholders, (c) any action asserting a claim against the Fund or any director, officer or other employee of the Fund arising pursuant to any provision of the MGCL or the Fund’s charter or bylaws, or (d) any other action asserting a claim against the Fund or any director or officer or other employee of the Fund that is governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland or the Supreme Court of New York County, New York, or, if neither such court has jurisdiction, the United States District Court for the District of Maryland, Northern Division or the United States District Court for the Eastern District of New York.

REPURCHASE OF COMMON STOCK

No Right of Redemption

The Fund is a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, the Fund expects to provide liquidity through tender offers. Stockholders have no rights to redeem or transfer their shares, other than limited rights of a stockholder’s descendants or estate to request a repurchase of shares in the event of such stockholder’s death. Such repurchase may be made, at the Fund’s discretion, in a manner consistent with the Fund’s periodic repurchases or in such other manner permitted by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Investment Company Act and the rules thereunder. Documentation for such repurchase request will be required as necessary to confirm the authority of the descendant or estate to make such request on behalf of the deceased stockholder.

Tender Offers

The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. In recognition that a secondary market for the Fund’s Common Stock likely will not exist, the Adviser currently intends to recommend to the Board that the Fund conduct quarterly tender offers to repurchase up to 5.0% of the aggregate NAV of its outstanding Common Stock in the sole discretion of the Board. The Fund expects to set the price of its tender offers using the NAV per share for each applicable class as of the last day of such tender offer. The Fund’s daily NAV per share will be available on the Fund’s website.

In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock without amending or extending the tender offer.

The Fund will conduct its tender offers pursuant to Rule 13e-4 of the Exchange Act and will file a Schedule TO and related exhibits, containing information stockholders should consider in deciding whether or not to participate in the tender offer (including the existence and amount of any repurchase fee that may be charged) and detailed instructions on how to tender shares, on EDGAR and deliver notifications to stockholders as required by Rule 13e-4.

The Fund may but does not expect to make a tender offer for its Common Stock during the first six months of operations following effectiveness of the Fund’s registration statement.

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the Common Stock (on a “first in first out” basis). An early repurchase fee payable by a stockholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any stockholder.

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. For example, if adverse market conditions cause the Fund’s investments to become illiquid or trade at depressed prices or if the Adviser believes that conducting a tender offer for 5.0% or less of the aggregate NAV of the Fund’s Common Stock then outstanding would impose an undue burden on stockholders who do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Common Stock at NAV, the Manager may choose not to recommend a tender offer or may recommend a tender offer for less than 5.0% of the aggregate NAV of its outstanding Common Stock. Regardless of the recommendation of the Adviser, the Board may or may determine not to cause the Fund to conduct a tender offer for any given quarter.

The Fund intends to comply with an exemption under FINRA Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no tender offers will be conducted by the Fund at all. If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, stockholders may be able to sell their Common Stock only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to borrow or sell its more liquid, higher quality portfolio securities to purchase shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses as a percent of assets. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid.

In a tender offer, the Fund repurchases outstanding shares of Common Stock at the NAV per share of each class of Common Stock or at a percentage of such NAV per share on the last day of the offer. The Fund anticipates selling portfolio investments to fund tender offers. However, subject to the Fund’s investment restriction with respect to Borrowings, the Fund may borrow money to finance the repurchase of Common Stock pursuant to any tender offers. However, there can be no assurance that the Fund will be able to obtain such financing for tender offers if it attempts to do so. Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer or choose to pay tendering stockholders with a promissory note, payment on which may be made in cash up to 30 days after the expiration of the tender offer period (as extended). The promissory note will be non-interest bearing, non-transferable and non-negotiable. With respect to the Common Stock tendered, the owner of a promissory note will no longer be a stockholder of the Fund and will not have the rights of a stockholder, including without limitation voting rights.

The promissory note may be prepaid, without premium, penalty or notice, at any time. Although tender offers generally would be beneficial to stockholders by providing them with some ability to sell their Common Stock at NAV, the acquisition of Common stock by the Fund will decrease the total assets of the Fund. Tender offers are, therefore, likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund’s ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund’s investment performance. Furthermore, to the extent the Fund borrows to finance the making of tender offers by the Fund, interest on such borrowings reduces the Fund’s net investment income. In order to fund repurchase requests, the Fund may be required to sell its more liquid, higher quality portfolio securities to purchase shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses. Consummating a tender offer may require the Fund to liquidate portfolio securities, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so.

It is the Board’s policy, which may be changed by the Board, not to purchase Common Stock pursuant to a tender offer if (1) such purchases would impair the Fund’s status as a REIT; (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase shares of Common Stock tendered pursuant to the tender offer; or (3) there is, in the Board’s judgment, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement or escalation of war, armed hostilities, acts of terrorism, natural disasters, public health crises or other international or national calamity directly or indirectly involving the United States that in the sole determination of the Board is material to the Fund, (e) a material decrease in the estimated NAV of the Fund from the estimated NAV of the Fund as of the commencement of the tender offer or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if shares of Common Stock tendered pursuant to the tender offer were purchased. Thus, there can be no assurance that the Board will proceed with any tender offer. The Board may modify these conditions in light of circumstances existing at the time. The Fund may not purchase Common Stock to the extent such purchases would result in the asset coverage with respect to any borrowing being reduced below the asset coverage requirement set forth in the Investment Company Act.

Accordingly, in order to purchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing to maintain the required asset coverage. In addition, the amount of shares of Common Stock for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to the Fund’s portfolio or the impact of the tender offer on those stockholders who do not sell their shares of Common Stock in the tender offer. If a tender offer is oversubscribed by stockholders who tender shares of Common Stock, the Fund will generally repurchase a pro rata portion of the shares of Common Stock tendered by each stockholder. However, the Board, in its discretion, subject to applicable law, may amend a tender offer to include all or part of the oversubscribed amounts. In addition, for any tender offer, third party stockholders may not be given priority over stockholders that are affiliates of Cadre, whose holdings in the Fund may be significant and may have the effect of diluting third party stockholders with respect to any tender offer.

Each tender offer would be made and stockholders would be notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares of Common Stock by the Fund is a taxable event to stockholders. See “Certain U.S. Federal Income Tax Considerations.” Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.

The Fund will assume all fees and expenses related to a repurchase of shares. A stockholder tendering for repurchase less than all of its Common Stock must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $        . If a stockholder tenders a number of Common Stock that would cause the aggregate NAV of the stockholder’s holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the stockholder so that the required minimum balance is maintained. The Fund may also repurchase all of such a stockholder’s Common Stock in the Fund. The Fund or the Adviser may waive the minimum account balance from time to time.

The Fund’s NAV per share may change materially from the date a tender offer is mailed to the Tender Valuation Date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its NAV is discussed under the caption “Net Asset Value.” Additional risks are discussed under “Risk—Liquidity Risk.”

Early Repurchase Fee

A stockholder who tenders its Common Stock with a tender valuation date within 12 months of the original issue date of such Common Stock will be subject to a fee of 2.0% of the NAV of the Common Stock repurchased by the Fund; this reduction is referred to herein as an “Early Repurchase Fee.” The Fund has elected not to impose the repurchase fee on repurchases of Common Stock acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a stockholder account or in cases of redemptions pursuant to death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce.

As set forth above, we will not impose the Early Repurchase Fee in respect of the repurchase of shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a stockholder who is a natural person, including shares held by such stockholder through a trust or an IRA or other retirement or profit-sharing plan, provided that (i) in the case of death, the Fund’s receives written notice from the estate of the stockholder, the recipient of the shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, the Fund receives written notice from such stockholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the stockholder became a stockholder or (iii) in the case of divorce, the Fund receives written notice from the stockholder of the divorce and the stockholder’s instructions to effect a transfer of the shares (through the repurchase of the shares by us and the subsequent purchase by the stockholder) to a different account held by the stockholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the stockholder, the initial determination of the stockholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a stockholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the stockholder. If spouses are joint registered holders of shares, the request to have the shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the stockholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Fee upon death, disability or divorce does not apply.

If applicable, payment of the Early Repurchase Fee will be made by reducing the repurchase proceeds. The Early Repurchase Fee will be retained by the Fund for the benefit of remaining stockholders. Common Stock repurchased will be treated as having been repurchased on a “first-in/first-out” basis. Therefore, the portion of Common Stock repurchased will be deemed to have been taken from the earliest Common Stock purchased by such stockholder. The Adviser may waive the Early Repurchase Fee in its sole discretion under certain circumstances.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain of the material U.S. federal income tax considerations relating to the ownership of our Common Stock as of the date hereof by U.S. holders and non-U.S. holders, each as defined below. Except where noted, this summary deals only with Common Stock held as a capital asset and does not deal with special situations, such as those of dealers in securities or currencies, financial institutions, regulated investment companies, tax-exempt entities (except as described in “—Taxation of Tax-Exempt Holders of Our Common Stock” below), insurance companies, persons holding Common Stock as a part of a hedging, integrated, conversion or constructive sale transaction or a straddle, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, persons liable for alternative minimum tax, persons who are “foreign governments” within the meaning of Section 892 of the Code, investors in pass-through entities or U.S. holders of Common Stock whose “functional currency” is not the U.S. dollar. Furthermore, the discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below. No ruling on the U.S. federal, state, or local tax considerations relevant to our operation or to the purchase, ownership or disposition of our Common Stock has been requested from the IRS or other tax authority. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. The summary is also based upon the assumption that we and our subsidiaries and affiliated entities will operate in accordance with our and their applicable organizational documents.

The U.S. federal income tax treatment of holders of our Common Stock depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. In addition, the tax consequences to any particular stockholder of holding our Common Stock will depend on the stockholder’s particular tax circumstances. You are urged to consult your own tax advisors concerning the U.S. federal income tax consequences in light of your particular situation as well as consequences arising under the laws of any other taxing jurisdiction.

Our Taxation as a REIT

We intend to elect and qualify to be taxed as a REIT under the Code commencing with our taxable year ended December 31, [2023]. Furthermore, we intend to operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code so long as our board of directors determines that REIT qualification remains in our best interest. We have not received, and do not intend to seek, any rulings from the IRS regarding our status as a REIT or our satisfaction of the REIT requirements. The IRS may challenge our status as a REIT, and a court could sustain any such challenge. Our qualification and taxation as a REIT depend upon our ability to meet on a continuing basis, through actual annual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that we earn from specified sources, the percentage of our assets that falls within specified categories, the diversity of the ownership of our shares, and the percentage of our taxable income that we distribute. No assurance can be given that our actual results of operations for any particular taxable year will satisfy such requirements. For a discussion of the tax consequences of our failure to qualify as a REIT, see “—Failure to Qualify.”

The sections of the Code and the corresponding regulations that govern the U.S. federal income tax treatment of a REIT and its stockholders are highly technical and complex. The following discussion is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative interpretations thereof.

Taxation of REITs in General

As indicated above, our qualification and taxation as a REIT depends upon our ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “—Requirements for Qualification as a REIT.” While we intend to operate so that we qualify as a REIT, no assurance can be given that the IRS will not challenge our qualification, or that we will be able to operate in accordance with the REIT requirements in the future. See “—Failure to Qualify.”

Provided that we qualify as a REIT, generally we will be entitled to a deduction for dividends that we pay and therefore will not be subject to U.S. federal corporate income tax on our net taxable income that is currently distributed to our stockholders. This treatment substantially eliminates the “double taxation” at the corporate and stockholder levels that generally results from an investment in a C corporation (i.e., a corporation generally subject to U.S. federal corporate income tax). Double taxation means taxation once at the corporate level when income is earned and once again at the stockholder level when the income is distributed. In general, the income that we generate, to the extent declared as a dividend and subsequently paid to our stockholders, is taxed only at the stockholder level.

If we qualify as a REIT, we will nonetheless be subject to U.S. federal tax in the following circumstances:

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We will pay U.S. federal income tax on our taxable income, including net capital gain, that we do not distribute to stockholders during, or within a specified time after, the calendar year in which the income is earned.

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If we have net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax.

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If we elect to treat property that we acquire in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” we may thereby avoid (a) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (b) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to U.S. corporate income tax at the highest applicable rate.

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If due to reasonable cause and not willful neglect we fail to satisfy either the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintain our qualification as a REIT because other requirements are met, we will be subject to a 100% tax on the greater of the amount by which we fail the 75% gross income test or the 95% gross income test, multiplied in either case by a fraction intended to reflect our profitability.

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If (i) we fail to satisfy the asset tests (other than a de minimis failure of the 5% asset test or the 10% vote or value test, as described below under “—Asset Tests”) due to reasonable cause and not to willful neglect, (ii) we dispose of the assets or otherwise comply with such asset tests within six months after the last day of the quarter in which we identify such failure and (iii) we file a schedule with the IRS describing the assets that caused such failure, we will pay a tax equal to the greater of $50,000 or the net income from the nonqualifying assets during the period in which we failed to satisfy such asset tests multiplied by the highest corporate tax rate.

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If we fail to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and the failure was due to reasonable cause and not to willful neglect, we will be required to pay a penalty of $50,000 for each such failure.

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We may be required to pay monetary penalties to the IRS in certain circumstances, including if we fail to meet recordkeeping requirements intended to monitor our compliance with rules relating to the composition of a REIT’s stockholders, as described below in “—Requirements for Qualification as a REIT.”

•	If we fail to distribute during each calendar year at least the sum of:

•	85% of our ordinary income for such calendar year;

•	95% of our capital gain net income for such calendar year; and

•	any undistributed taxable income from prior taxable years,

we will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount we actually distributed, plus any retained amounts on which income tax has been paid at the corporate level.

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We may elect to retain and pay income tax on our net long-term capital gain. In that case, a U.S. holder would include its proportionate share of our undistributed long-term capital gain (to the extent we make a timely designation of such gain to the stockholder) in its income, and would receive a credit or a refund for its proportionate share of the tax we paid.

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We will be subject to a 100% excise tax on amounts received by us from a taxable REIT subsidiary (or on certain expenses deducted by a taxable REIT subsidiary) if certain arrangements between us and a taxable REIT subsidiary of ours, as further described below, are not comparable to similar arrangements among unrelated parties.

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If we acquire any assets from a non-REIT C corporation in a carry-over basis transaction, we could be liable for specified tax liabilities inherited from that non-REIT C corporation with respect to that corporation’s “built-in gain” in its assets. Built-in gain is the amount by which an asset’s fair market value exceeds its adjusted tax basis at the time we acquire the asset. Applicable Treasury regulations, however, allow us to avoid the recognition of gain and the imposition of corporate-level tax with respect to a built-in gain asset acquired in a carry-over basis transaction from a non-REIT C corporation unless and until we dispose of that built-in gain asset during the 5-year period following its acquisition, at which time we would recognize, and would be subject to tax at the highest regular corporate rate on, the built-in gain.

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In addition, notwithstanding our status as a REIT, we may also have to pay certain state and local income taxes, because not all states and localities treat REITs in the same manner that they are treated for U.S. federal income tax purposes. Moreover, as further described below, any domestic taxable REIT subsidiary in which we own an interest will be subject to U.S. federal corporate income tax on its net income.

Requirements for Qualification as a REIT. The Code defines a REIT as a corporation, trust or association:

(1)	that is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

(3)	that would be taxable as a domestic corporation, but for its election to be subject to tax as a REIT;

(4)	that is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)

of which not more than 50% in value of the outstanding shares are owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) after applying certain attribution rules;

(7)	that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year, which has not been terminated or revoked; and

(8)	that meets other tests described below regarding the nature of its income and assets.

Conditions (1) through (4), inclusive, must be met during the entire taxable year. Condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months other than the first taxable year for which an election to become a REIT is made. Condition (6) must be met during the last half of each taxable year, but neither conditions (5) nor (6) apply to the first taxable year for which an election to become a REIT is made. We believe that we will maintain sufficient diversity of ownership to allow us to satisfy conditions (5) and (6) above. In addition, our charter contains restrictions regarding the ownership and transfer of our stock that are intended to assist us in continuing to satisfy the share ownership requirements described in (5) and (6) above. The provisions of our charter restricting the ownership and transfer of our stock are described in “Description of Capital Stock—Restrictions on Ownership and Transfer.” These restrictions, however, may not ensure that we will be able to satisfy these share ownership requirements. If we fail to satisfy these share ownership requirements, we will fail to qualify as a REIT.

If we comply with regulatory rules pursuant to which we are required to send annual letters to holders of our stock requesting information regarding the actual ownership of our stock (as discussed below), and we do not know, or exercising reasonable diligence would not have known, whether we failed to meet requirement (6) above, we will be treated as having met the requirement.

To monitor compliance with the share ownership requirements, we generally are required to maintain records regarding the actual ownership of our shares. To do so, we must demand written statements each year from the record holders of significant percentages of our stock pursuant to which the record holders must disclose the actual owners of the shares (i.e., the persons required to include our dividends in their gross income). We must maintain a list of those persons failing or refusing to comply with this demand as part of our records. We could be subject to monetary penalties if we fail to comply with these record-keeping requirements. If you fail or refuse to comply with the demands, you will be required by Treasury regulations to submit a statement with your tax return disclosing your actual ownership of our shares and other information. In addition, we must satisfy all relevant filing and other administrative requirements established by the IRS to elect and maintain REIT status, use a calendar year for U.S. federal income tax purposes, and comply with the record keeping requirements of the Code and regulations promulgated thereunder.

Ownership of Partnership Interests. In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test described below (see “—Asset Tests”), the determination of a REIT’s interest in a partnership’s assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, our proportionate share of the assets and items of income of partnerships in which we own an equity interest is treated as assets and items of income of our company for purposes of applying the REIT requirements described below. Consequently, to the extent that we directly or indirectly hold a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect our ability to qualify as a REIT, even though we may have no control or only limited influence over the partnership.

Disregarded Subsidiaries. If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary is disregarded for U.S. federal income tax purposes. Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the stock of which is owned directly or indirectly by the REIT. Other entities that are wholly-owned by us, including single member limited liability companies or wholly-owned partnerships that have not elected to be taxed as corporations for U.S. federal income tax purposes, are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT income and asset tests. All assets, liabilities and items of income, deduction and credit of qualified REIT subsidiaries and disregarded subsidiaries will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary of ours is not subject to U.S. federal corporate income taxation, although it may be subject to state and local taxation in some states.

In the event that a qualified REIT subsidiary or a disregarded subsidiary ceases to be wholly owned by us (for example, if any equity interest in the subsidiary is acquired by a person other than us or another disregarded subsidiary of us), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect our ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “—Asset Tests” and “—Income Tests.”

Taxable REIT Subsidiaries. A “taxable REIT subsidiary” is an entity that is taxable as a corporation in which we directly or indirectly own stock and that elects with us to be treated as a taxable REIT subsidiary. The separate existence of a taxable REIT subsidiary is not ignored for U.S. federal income tax purposes. Accordingly, a domestic taxable REIT subsidiary generally is subject to U.S. federal corporate income tax on its earnings, which may reduce the cash flow that we and our subsidiaries generate in the aggregate, and may reduce our ability to make distributions to our stockholders. In addition, if a taxable REIT subsidiary owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary. However, an entity will not qualify as a taxable REIT subsidiary if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. We generally may not own more than 10%, as measured by voting power or value, of the securities of a corporation that is not a qualified REIT subsidiary unless we and such corporation elect to treat such corporation as a taxable REIT subsidiary. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more taxable REIT subsidiaries.

Income earned by a taxable REIT subsidiary is not attributable to the REIT. Rather, the stock issued by a taxable REIT subsidiary to us is an asset in our hands, and we treat dividends paid to us from such taxable REIT subsidiary, if any, as income. This income can affect our income and asset tests calculations, as described below. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting our status as a REIT. For example, we may use taxable REIT subsidiaries to perform services or conduct activities that give rise to certain categories of income such as management fees, or to conduct activities that, if conducted by us directly, would be treated in our hands as prohibited transactions.

Several provisions of the Code regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of U.S. federal income taxation. For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to affiliated REITs. In addition, we would be obligated to pay a 100% penalty tax on some payments that we receive from, or on certain expenses deducted by, a taxable REIT subsidiary if the IRS were to assert successfully that the economic arrangements between us and a taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties.

Deductions are disallowed for business interest expense (even if paid to third parties) in excess of the sum of a taxpayer’s business interest income and 30% of the adjusted taxable income of the business, which is its taxable income computed without regard to business interest income or expense, net operating losses or the pass-through income deduction (and for taxable years before 2022, excludes depreciation and amortization). Such limitations may also impact the amount of U.S. federal income tax paid by any of our taxable REIT subsidiaries.

Income Tests

To qualify as a REIT, we must satisfy two gross income requirements, each of which is applied on an annual basis. First, at least 75% of our gross income, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, for each taxable year generally must be derived directly or indirectly from:

•	rents from real property;

•	interest on debt secured by mortgages on real property or on interests in real property;

•	dividends or other distributions on, and gain from the sale of, stock in other REITs;

•	gain from the sale of real property or mortgage loans;

•	abatements and refunds of taxes on real property;

•	income and gain derived from foreclosure property (as described below);

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amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property); and

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interest or dividend income from investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following our receipt of new capital that we raise through equity offerings or public offerings of debt obligations with at least a five-year term.

Second, at least 95% of our gross income, excluding gross income from prohibited transactions and certain hedging transactions, for each taxable year must be derived from sources that qualify for purposes of the 75% test, and from (i) dividends, (ii) interest and (iii) gain from the sale or disposition of stock or securities, which need not have any relation to real property.

If we fail to satisfy one or both of the 75% and 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for that year if we are entitled to relief under the Code. These relief provisions generally will be available if our failure to meet the tests is due to reasonable cause and not due to willful neglect, and we attach a schedule of the sources of our income to our U.S. federal income tax return. It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. For example, if we fail to satisfy the gross income tests because nonqualifying income that we intentionally recognize exceeds the limits on nonqualifying income, the IRS could conclude that the failure to satisfy the tests was not due to reasonable cause. If these relief provisions are inapplicable to a particular set of circumstances, we will fail to qualify as a REIT. Even if these relief provisions apply, a penalty tax would be imposed based on the amount of nonqualifying income. See “—Taxation of REITs in General.”

Gross income from our sale of property that we hold primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both gross income tests. In addition, certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. We will monitor the amount of our nonqualifying income, and we will manage our portfolio to comply at all times with the gross income tests. The following paragraphs discuss some of the specific applications of the gross income tests to us.

Dividends. We may directly or indirectly receive distributions from taxable REIT subsidiaries or other corporations that are not REITs or qualified REIT subsidiaries. These distributions generally are treated as dividend income to the extent of earnings and profits of the distributing corporation. Our dividend income from stock in any corporation (other than any REIT), including any taxable REIT subsidiary, will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Dividends that we receive from any REITs in which we own stock and our gain on the sale of the stock in those REITs will be qualifying income for purposes of both gross income tests. However, if a REIT in which we own stock fails to qualify as a REIT in any year, our income from such REIT would be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.

Interest. The term “interest,” as defined for purposes of both gross income tests, generally excludes any amount that is based in whole or in part on the income or profits of any person; however, it generally includes the following: (i) an amount that is received or accrued based on a fixed percentage or percentages of receipts or sales, and (ii) an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt by leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying “rents from real property” if received directly by a REIT.

Interest on debt secured by mortgages on real property or on interests in real property (including, for this purpose, prepayment penalties, loan assumption fees and late payment charges that are not compensation for services) generally is qualifying income for purposes of the 75% gross income test. However, if the highest principal amount of a loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of the date we agreed to originate or acquire the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property—that is, the amount by which the loan exceeds the value of the real estate that is security for the loan.

We expect that the CMBS and RMBS in which we invest generally will be treated either as interests in a grantor trust or as interests in a real estate mortgage investment conduit (“REMIC”) for U.S. federal income tax purposes and that all interest income from such CMBS and RMBS will be qualifying income for the 95% gross income test. In the case of CMBS and RMBS treated as interests in grantor trusts, we would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property, as discussed above. In the case of CMBS and RMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of our interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce nonqualifying income for the holder of the related REMIC securities.

Interest, original issue discount and market discount income that we receive or accrue from mortgage-related assets generally will be qualifying income for purposes of both gross income tests.

Hedging Transactions. We and our subsidiaries may enter into hedging transactions with respect to one or more of our assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury regulations, any income from a hedging transaction we enter into (i) in the normal course of our business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods specified in Treasury regulations, (ii) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods, or (iii) in connection with the effective termination of certain hedging transactions described above will be excluded from gross income for purposes of both the 75% or 95% gross income tests. To the extent that we enter into other types of hedging transactions, the income from those transactions is likely to be treated as nonqualifying income for purposes of both of the 75% and 95% gross income tests. Moreover, to the extent that a position in a hedging transaction has positive value at any particular point in time, it may be treated as an asset that does not qualify for purposes of the asset tests described below. We intend to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT. No assurance can be given, however, that our hedging activities will not give rise to income or assets that do not qualify for purposes of the REIT tests, or that our hedging will not adversely affect our ability to satisfy the REIT qualification requirements.

We may conduct some or all of our hedging activities through a taxable REIT subsidiary or other corporate entity, the income of which may be subject to U.S. federal income tax, rather than by participating in the arrangements directly or through pass-through subsidiaries.

Fee Income. Any fee income that we earn will generally not be qualifying income for purposes of either gross income test. Any fees earned by a taxable REIT subsidiary will not be included for purposes of the gross income tests.

Rents from Real Property. Rents we receive will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if several conditions described below are met. These conditions relate to the identity of the tenant, the computation of the rent payable, and the nature of the property leased and any services provided in connection with the property. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, rents we receive from a “related party tenant” will not qualify as rents from real property in satisfying the gross income tests unless the tenant is a taxable REIT subsidiary, at least 90% of the property is leased to unrelated tenants, the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space and the rent is not attributable to an increase in rent due to a modification of a lease with a “controlled taxable REIT subsidiary” (i.e., a taxable REIT subsidiary in which we own directly or indirectly more than 50% of the voting power or value of the stock). A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant. Whether rents paid by a taxable REIT subsidiary are substantially comparable to rents paid by other tenants is determined at the time the lease with the taxable REIT subsidiary is entered into, extended, or modified, if such modification increases the rents due under such lease. Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property. Finally, for rents to qualify as “rents from real property” for purposes of the gross income tests, we are only allowed to provide services that are both usually or “customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant” of the property. Examples of these permitted services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas. We may, however, render services to our tenants through an “independent contractor” who is adequately compensated and from whom we do not derive revenue if certain requirements are satisfied. We may also own an interest in a taxable REIT subsidiary which provides non-customary services to tenants without tainting our rental income from the related properties.

Even if a REIT furnishes or renders services that are non-customary with respect to a property, if the greater of (i) the amounts received or accrued, directly or indirectly, or deemed received by the REIT with respect to such services, or (ii) 150% of our direct cost in furnishing or rendering the services during a taxable year is not more than 1% of all amounts received or accrued, directly or indirectly, by the REIT with respect to the property during the same taxable year, then only the amounts with respect to such non-customary services are not treated as rent for purposes of the REIT gross income tests.

We intend to cause any services that are not usually or “customarily rendered,” or that are for the benefit of a particular tenant in connection with the rental of real property, to be provided through a taxable REIT subsidiary or through an “independent contractor” who is adequately compensated and from which we do not derive revenue, and which meets certain other requirements. However, no assurance can be given that the IRS will concur with our determination as to whether a particular service is usual or customary, or otherwise in this regard.

Prohibited Transactions Tax. A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, we intend to conduct our operations so that no asset that we own (or are treated as owning) will be treated as, or as having been, held for sale to customers, and that a sale of any such asset will not be treated as having been in the ordinary course of our business. We cannot assure you that we will comply with certain safe harbor provisions or that we will avoid owning property that may be characterized as property that we hold primarily for sale to customers in the ordinary course of a trade or business. The 100% tax will not apply to gains from the sale of property that is held through a taxable REIT subsidiary or other taxable corporation, although such income will be subject to tax in the hands of such corporation at regular corporate income tax rates. We intend to structure our activities to avoid prohibited transaction characterization.

Foreclosure Property. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

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that is acquired by a REIT as the result of the REIT having bid on such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

•	for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

•	for which the REIT makes a proper election to treat the property as foreclosure property.

However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor.

Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property, or longer if an extension is granted by the Secretary of the Treasury. This grace period terminates and foreclosure property ceases to be foreclosure property on the first day:

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on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;

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on which any construction takes place on the property, other than completion of a building or any other improvement, if more than 10% of the construction was completed before default became imminent; or

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which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business that is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income.

We will be subject to tax at the maximum corporate rate on any income from foreclosure property, including gain from the disposition of the foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, net income from foreclosure property, including gain from the sale of foreclosure property held for sale in the ordinary course of a trade or business, will qualify for purposes of the 75% and 95% gross income tests. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property.

Phantom Income. Due to the nature of the assets in which we will invest, we may be required to recognize taxable income from certain assets in advance of our receipt of cash flow from or proceeds from disposition of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.

We may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless we elect to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If we collect less on the debt instrument than our purchase price plus the market discount we had previously reported as income, we may not be able to benefit from any offsetting loss deductions.

The terms of the debt instruments that we hold may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which we may recognize taxable income or gain without a corresponding receipt of cash.

Some of the debt securities that we acquire may have been issued with original issue discount. In general, we will be required to accrue non-de minimis original issue discount based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.

In addition, in the event that any debt instruments or debt securities acquired by us are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, we may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, we may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.

Finally, we may be required under the terms of indebtedness that we incur to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to our stockholders.

As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that we may have taxable income in excess of cash available for distribution. In that event, we may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “—Annual Distribution Requirements Applicable to REITs.”

Asset Tests

At the close of each quarter of our taxable year, we must satisfy the following tests relating to the nature of our assets:

•	At least 75% of the value of our total assets must be represented by the following:

•	interests in real property, including leaseholds and options to acquire real property and leaseholds;

•	interests in mortgages on real property;

•	stock in other REITs and debt instruments issued by publicly offered REITs;

•	cash and cash items (including certain receivables);

•	government securities;

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investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following our receipt of new capital that we raise through equity offerings or public offerings of debt obligations with at least a five-year term; and

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regular or residual interests in a REMIC. However, if less than 95% of the assets of a REMIC consists of assets that are qualifying real estate-related assets under U.S. federal income tax laws, determined as if we held such assets directly, we will be treated as holding directly our proportionate share of the assets of such REMIC.

•	Not more than 25% of our total assets may be represented by securities, other than those in the 75% asset class described above.

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Except for securities in taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, the value of any one issuer’s securities owned by us may not exceed 5% of the value of our total assets.

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Except for securities in taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, we may not own more than 10% of any one issuer’s outstanding voting securities.

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Except for securities of taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, we may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the “straight debt” exception or other exceptions discussed below.

•	Not more than 20% of the value of our total assets may be represented by the securities of one or more taxable REIT subsidiaries.

•	Not more than 25% of the value of our total assets may be represented by nonqualified publicly offered REIT debt instruments.

Notwithstanding the general rule, as noted above, that for purposes of the REIT income and asset tests we are treated as owning our proportionate share of the underlying assets of a subsidiary partnership, if we hold indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests unless the indebtedness is a qualifying mortgage asset or other conditions are met. Similarly, although stock of another REIT is a qualifying asset for purposes of the REIT asset tests, any non-mortgage debt that is issued by another REIT may not so qualify (although such debt will not be treated as “securities” for purposes of the 10% value test, as explained below).

Securities, for purposes of the asset tests, may include debt we hold from other issuers. However, debt we hold in an issuer that does not qualify for purposes of the 75% asset test will not be taken into account for purposes of the 10% value test if the debt securities meet the straight debt safe harbor. Subject to certain exceptions, debt will meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits of any person, the borrower’s discretion or similar factors. In the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if we, and any of our “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer that (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, in the case of a partnership issuer, our interest as a partner in the partnership).

In addition to straight debt, the Code provides that certain other securities will not violate the 10% asset test. Such securities include (i) any loan made to an individual or an estate, (ii) certain rental agreements pursuant to which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT under attribution rules), (iii) any obligation to pay rents from real property, (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity, (v) any security (including debt securities) issued by another REIT and (vi) any debt instrument issued by a partnership if the partnership’s income is of such a nature that the partnership would satisfy the 75% gross income test described above under “—Income Tests.” In applying the 10% asset test, a debt security issued by a partnership (other than straight debt or any other excluded security) is not taken into account to the extent, if any, of the REIT’s proportionate interest as a partner in that partnership.

Any stock that we hold or acquire in other REITs will be a qualifying asset for purposes of the 75% asset test. However, if a REIT in which we own stock fails to qualify as a REIT in any year, the stock in such REIT will not be a qualifying asset for purposes of the 75% asset test. Instead, we would be subject to the second, third, fourth, and fifth asset tests described above with respect to our investment in such a disqualified REIT. We will also be subject to those assets tests with respect to our investments in any non-REIT C corporations for which we do not make a taxable REIT subsidiary election.

We will monitor the status of our assets for purposes of the various asset tests and will seek to manage our portfolio to comply at all times with such tests. There can be no assurances, however, that we will be successful in this effort. Independent appraisals may not have been obtained to support our conclusions as to the value of our total assets or the value of any particular security or securities. Moreover, the values of some assets may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that our interests in our subsidiaries or in the securities of other issuers will not cause a violation of the REIT asset tests.

However, certain relief provisions are available to allow REITs to satisfy the asset requirements or to maintain REIT qualification notwithstanding certain violations of the asset and other requirements. For example, if we failed to satisfy the asset tests at the end of a calendar quarter, such a failure would not cause us to lose our REIT qualification if (i) we satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of our assets and the asset requirements was not wholly or partly caused by an acquisition of nonqualifying assets, but instead arose from changes in the relative market values of our assets. If the condition described in (ii) were not satisfied, we could nevertheless avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose or by making use of the relief provisions described above.

In the case of de minimis violations of the 10% and 5% asset tests, a REIT may maintain its qualification despite a violation of such requirements if (i) the value of the assets causing the violation does not exceed the lesser of 1% of the REIT’s total assets and $10,000,000 and (ii) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or the relevant tests are otherwise satisfied within that time frame.

Even if we did not qualify for the foregoing relief provisions, one additional provision allows a REIT which fails one or more of the asset requirements for a particular tax quarter to nevertheless maintain its REIT qualification if (i) the REIT provides the IRS with a description of each asset causing the failure, (ii) the failure is due to reasonable cause and not willful neglect, (iii) the REIT pays a tax equal to the greater of (a) $50,000 per failure and (b) the product of the net income generated by the assets that caused the failure multiplied by the highest applicable corporate tax rate and (iv) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or otherwise satisfies the relevant asset tests within that time frame.

Annual Distribution Requirements Applicable to REITs

To qualify for taxation as a REIT, we generally must distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to:

•

the sum of (i) 90% of our REIT taxable income, computed without regard to the dividends paid deduction and our net capital gain and (ii) 90% of our net income after tax, if any, from foreclosure property; minus

•

the excess of the sum of specified items of non-cash income (including original issue discount on our mortgage loans) over 5% of our REIT taxable income, computed without regard to the dividends paid deduction and our net capital gain.

Distributions generally must be made during the taxable year to which they relate. Distributions may be made in the following year in two circumstances. First, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, we will be treated as having paid the dividend on December 31 of the year in which the dividend was declared. Second, distributions may be made in the following year if the dividends are declared before we timely file our tax return for the year and if made before the first regular dividend payment made after such declaration. These distributions are taxable to our stockholders in the year in which paid, even though the distributions relate to our prior taxable year for purposes of the 90% distribution requirement. To the extent that we do not distribute all of our net capital gain or we distribute at least 90%, but less than 100% of our REIT taxable income, as adjusted, we will be subject to tax on the undistributed amount at regular corporate tax rates.

To the extent that in the future we may have available net operating losses carried forward from prior tax years, such losses may reduce the amount of distributions that we must make in order to comply with the REIT distribution requirements. Such losses, however, will generally not affect the tax treatment to our stockholders of any distributions that are actually made.

If we fail to distribute during a calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year) at least the sum of (i) 85% of our ordinary income for such year, (ii) 95% of our capital gain net income for such year and (iii) any undistributed taxable income from prior years, we will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior years) and (y) the amounts of income retained on which we have paid corporate income tax.

Although several types of non-cash income are excluded in determining the annual distribution requirement, we will incur corporate income tax and the 4% nondeductible excise tax with respect to those non-cash income items if we do not distribute those items on a current basis. As a result of the foregoing, we may not have sufficient cash to distribute all of our taxable income and thereby avoid corporate income tax and the excise tax imposed on certain undistributed income. In such a situation, we may need to borrow funds or issue additional stock.

We may elect to retain rather than distribute all or a portion of our net capital gains and pay the tax on the gains. In that case, we may elect to have our stockholders include their proportionate share of the undistributed net capital gains in income as long-term capital gains and receive a credit for their share of the tax paid by us. Our stockholders would then increase the adjusted basis of their stock by the difference between (i) the amounts of capital gain dividends that we designated and that they include in their taxable income, minus (ii) the tax that we paid on their behalf with respect to that income. For purposes of the 4% excise tax described above, any retained amounts for which we elect this treatment would be treated as having been distributed.

We intend to make timely distributions sufficient to satisfy the distribution requirements. However, it is possible that, from time to time, we may not have sufficient cash or other liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of items of income and deduction of expenses by us for U.S. federal income tax purposes. In addition, we may decide to retain our cash, rather than distribute it, in order to repay debt, acquire assets or for other reasons. In the event that such timing differences occur, and in other circumstances, it may be necessary in order to satisfy the distribution requirements to arrange for short-term, or possibly long-term, borrowings, or to pay the dividends in the form of other property (including, for example, shares of our own stock).

If our taxable income for a particular year is subsequently determined to have been understated, under some circumstances we may be able to rectify a failure to meet the distribution requirement for a year by paying deficiency dividends to stockholders in a later year, which may be included in our deduction for dividends paid for the earlier year. Thus, we may be able to avoid being taxed on amounts distributed as deficiency dividends. However, we will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

Like-Kind Exchanges

We may dispose of properties in transactions intended to qualify as like-kind exchanges under the Code. Such like-kind exchanges are intended to result in the deferral of gain for U.S. federal income tax purposes. The failure of any such transaction to qualify as a like-kind exchange could require us to pay U.S. federal income tax, possibly including the 100% prohibited transaction tax, depending on the facts and circumstances surrounding the particular transaction.

Penalty Tax

Any redetermined rents, redetermined deductions, excess interest or redetermined taxable REIT subsidiary service income we generate will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of our tenants by a taxable REIT subsidiary, and redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents that we receive will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code. Redetermined taxable REIT subsidiary service income is income earned by a taxable REIT subsidiary that is attributable to services provided to us, or on our behalf to any of our tenants, that is less than the amounts that would have been charged based upon arms’ length negotiations.

Record Keeping Requirements

We are required to comply with applicable record keeping requirements. Failure to comply could result in monetary fines. For example, we must request on an annual basis information from our stockholders designed to disclose the actual ownership of our outstanding Common Stock.

Failure to Qualify

If we fail to satisfy one or more requirements of REIT qualification, other than the income tests or asset requirements, then we may still retain REIT qualification if the failure is due to reasonable cause and not willful neglect, and we pay a penalty of $50,000 for each failure.

If we fail to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, we will be subject to tax on our taxable income as a corporation. This would significantly reduce both our cash available for distribution to our stockholders and our earnings. If we fail to qualify as a REIT, we will not be required to make any distributions to stockholders and any distributions that are made will not be deductible by us. Moreover, all distributions to stockholders would be taxable as dividends to the extent of our current and accumulated earnings and profits, whether or not attributable to capital gains of ours. Furthermore, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends received deduction with respect to those distributions, and individual, trust and estate distributees may be eligible for reduced U.S. federal income tax rates on such dividends. Unless we are entitled to relief under specific statutory provisions, we also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. If the Predecessor REIT fails to qualify as a REIT, we also will be disqualified from taxation as a REIT for the four taxable years following the year during which the Predecessor REIT’s qualification was lost.

Tax Aspects of Our Operating Partnership and any Subsidiary Partnerships

General. All or substantially all of our assets (excluding interests in securities) will be held through our operating partnership. In addition, our operating partnership may hold certain investments indirectly through subsidiary partnerships and limited liability companies which are treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay U.S. federal income tax. Rather, partners or members of such entities are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership or limited liability company, and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership or limited liability company. A partner in such entities that is a REIT will include in its income its share of these partnership and limited liability company items for purposes of the various gross income tests, the computation of its REIT taxable income, and the REIT distribution requirements. Pursuant to these rules, for purposes of the asset tests, we will include our pro rata share of assets held by our operating partnership, including our share of its subsidiary partnerships and limited liability companies, based on its capital interest in each such entity.

Entity Classification. Our interests in our operating partnership and the subsidiary partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as partnerships (or disregarded entities), as opposed to associations taxable as corporations for U.S. federal income tax purposes. For example, an entity that would otherwise be classified as a partnership for U.S. federal income tax purposes may nonetheless be taxable as a corporation if it is a “publicly traded partnership” and certain other requirements are met. A partnership or limited liability company would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury regulations. If our operating partnership or a subsidiary partnership or limited liability company were treated as an association rather than as a partnership, it would be taxable as a corporation and would be required to pay an entity-level tax on its income. In this situation, the character of our assets and items of gross income would change and could prevent us from qualifying as a REIT. See “—Failure to Qualify” for a discussion of the effects of our failure to meet the REIT asset and income tests. In addition, a change in the tax status of our operating partnership, a subsidiary partnership or limited liability company might be treated as a taxable event. If so, we might incur a tax liability without any related cash distributions. We do not anticipate that our operating partnership or any subsidiary partnership or limited liability company will be treated as a publicly traded partnership which is taxable as a corporation.

Legislation was enacted that significantly changes the rules for U.S. federal income tax audits of partnerships, such as any subsidiary partnerships or limited liability companies treated as partnerships for U.S. federal income tax purposes. Such audits will continue to be conducted at the entity level unless such entity qualifies for and affirmatively elects an alternative procedure, and any adjustments to the amount of tax due (including interest and penalties) will be payable by the entity itself. Under an alternative procedure, if elected, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take such adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments. If any of our subsidiary partnerships or limited liability companies is able to and in fact elects the alternative procedure for a given adjustment, the amount of taxes for which such persons will be liable will be increased by any applicable penalties and a special interest charge. There can be no assurance that any such entities will make such an election for any given adjustment. Many issues and the overall effect of this new legislation on us are uncertain.

Allocations of Income, Gain, Loss and Deduction. A partnership agreement (or, in the case of a limited liability company treated as a partnership for U.S. federal income tax purposes, the limited liability company agreement) will generally determine the allocation of partnership income and loss among partners. Generally, Section 704(b) of the Code and the Treasury regulations thereunder require that partnership allocations respect the economic arrangement of the partners. If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership. This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. Our operating partnership’s allocations of taxable income and loss are intended to comply with the requirements of Section 704(b) of the Code and the Treasury regulations thereunder.

Tax Allocations with Respect to the Properties. Under Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership (including a limited liability company treated as a partnership for U.S. federal income tax purposes) in exchange for an interest in the partnership must be allocated in a manner so that the contributing partner is charged with the unrealized gain, or benefits from the unrealized loss, associated with the property at the time of the contribution, as adjusted from time to time. The amount of the unrealized gain or unrealized loss generally is equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution (this difference is referred to as a book-tax difference), as adjusted from time to time. These allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.

Taxation of U.S. Holders of Our Common Stock

U.S. Holder. As used in the remainder of this discussion, the term “U.S. holder” means a beneficial owner of our Common Stock that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•

a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Common Stock, you should consult your advisors. A “non-U.S. holder” is a beneficial owner of our Common Stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes).

Distributions Generally. As long as we qualify as a REIT, distributions made by us to our taxable U.S. holders out of our current or accumulated earnings and profits that are not designated as capital gain dividends or “qualified dividend income” will be taken into account by them as ordinary income taxable at ordinary income tax rates and will not qualify for the reduced capital gains rates that currently generally apply to distributions by non-REIT C corporations to certain non-corporate U.S. holders. In determining the extent to which a distribution constitutes a dividend for tax purposes, our earnings and profits will be allocated first to distributions with respect to our preferred stock, if any, and then to our Common Stock. Corporate stockholders will not be eligible for the dividends received deduction with respect to these distributions. Under the Tax Reform Bill, U.S. holders that are individuals, trusts and estates generally may deduct 20% of “qualified REIT dividends” (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates). The overall deduction is limited to 20% of the sum of the taxpayer’s taxable income (less net capital gain) and certain cooperative dividends, subject to further limitations based on taxable income. The deduction, if allowed in full, equates to a maximum effective U.S. federal income tax rate on ordinary REIT dividends of 29.6%. Without further legislation, the deduction would sunset after 2025.

Distributions in excess of both current and accumulated earnings and profits will not be taxable to a U.S. holder to the extent that the distributions do not exceed the adjusted basis of the holder’s stock. Rather, such distributions will reduce the adjusted basis of the stock. To the extent that distributions exceed the adjusted basis of a U.S. holder’s stock, the U.S. holder generally must include such distributions in income as long-term capital gain if the shares have been held for more than one year, or short-term capital gain if the shares have been held for one year or less.

Distributions will generally be taxable, if at all, in the year of the distribution. However, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, we will be treated as having paid the dividend, and the stockholder will be treated as having received the dividend, on December 31 of the year in which the dividend was declared.

We will be treated as having sufficient earnings and profits to treat as a dividend any distribution we pay up to the amount required to be distributed in order to avoid imposition of the 4% excise tax discussed above. Moreover, any “deficiency dividend” will be treated as an ordinary or capital gain dividend, as the case may be, regardless of our earnings and profits. As a result, U.S. holders may be required to treat certain distributions that would otherwise result in a tax-free return of capital as taxable dividends.

Capital Gain Dividends. We may elect to designate distributions of our net capital gain as “capital gain dividends” to the extent that such distributions do not exceed our actual net capital gain for the taxable year. Capital gain dividends are taxed to U.S. holders of our stock as gain from the sale or exchange of a capital asset held for more than one year. This tax treatment applies regardless of the period during which the stockholders have held their stock. If we designate any portion of a dividend as a capital gain dividend, the amount that will be taxable to the stockholder as capital gain will be indicated to U.S. holders on IRS Form 1099-DIV. Corporate stockholders, however, may be required to treat up to 20% of capital gain dividends as ordinary income. Capital gain dividends are not eligible for the dividends received deduction for corporations.

Instead of paying capital gain dividends, we may elect to require stockholders to include our undistributed net capital gains in their income. If we make such an election, U.S. holders (i) will include in their income as long-term capital gains their proportionate share of such undistributed capital gains and (ii) will be deemed to have paid their proportionate share of the tax paid by us on such undistributed capital gains and thereby receive a credit or refund to the extent that the tax paid by us exceeds the U.S. holder’s tax liability on the undistributed capital gain. A U.S. holder of our stock will increase the basis in its stock by the difference between the amount of capital gain included in its income and the amount of tax it is deemed to have paid. A U.S. holder that is a corporation will appropriately adjust its earnings and profits for the retained capital gain in accordance with Treasury regulations to be prescribed by the IRS. Our earnings and profits will be adjusted appropriately.

We must classify portions of our designated capital gain dividend into the following categories:

•	a 20% gain distribution, which would be taxable to non-corporate U.S. holders of our stock at a federal rate of up to 20%; or

•	an unrecaptured Section 1250 gain distribution, which would be taxable to non-corporate U.S. holders of our stock at a maximum rate of 25%.

We must determine the maximum amounts that we may designate as 20% and 25% capital gain dividends by performing the computation required by the Code as if the REIT were an individual whose ordinary income were subject to a marginal tax rate of at least 28%. The IRS currently requires that distributions made to different classes of stock be comprised proportionately of dividends of a particular type.

Passive Activity Loss and Investment Interest Limitation. Distributions that we make and gains arising from the disposition of our Common Stock by a U.S. holder will not be treated as passive activity income, and therefore U.S. holders will not be able to apply any “passive activity losses” against such income. Dividends paid by us, to the extent they do not constitute a return of capital, will generally be treated as investment income for purposes of the investment income limitation on the deduction of the investment interest.

Qualified Dividend Income. Distributions that are treated as dividends may be taxed at capital gains rates, rather than ordinary income rates, if they are distributed to an individual, trust or estate, are properly designated by us as qualified dividend income and certain other requirements are satisfied. Dividends are eligible to be designated by us as qualified dividend income up to an amount equal to the sum of the qualified dividend income received by us during the year of the distribution from other C corporations such as taxable REIT subsidiaries, our “undistributed” REIT taxable income from the immediately preceding year, and any income attributable to the sale of a built-in gain asset from the immediately preceding year (reduced by any U.S. federal income taxes that we paid with respect to such REIT taxable income and built-in gain).

Dividends that we receive will be treated as qualified dividend income to us if certain criteria are met. The dividends must be received from a domestic corporation (other than a REIT or a regulated investment company) or a qualifying foreign corporation. A foreign corporation generally will be a qualifying foreign corporation if it is incorporated in a possession of the United States, the corporation is eligible for benefits of an income tax treaty with the United States which the Secretary of Treasury determines is satisfactory, or the stock on which the dividend is paid is readily tradable on an established securities market in the United States. However, if a foreign corporation is a passive foreign investment company, then it will not be treated as a qualifying foreign corporation, and the dividends we receive from such an entity would not constitute qualified dividend income.

Furthermore, certain exceptions and special rules apply to determine whether dividends may be treated as qualified dividend income to us. These rules include certain holding requirements that we would have to satisfy with respect to the stock on which the dividend is paid, and special rules with regard to dividends received from regulated investment companies and other REITs.

In addition, even if we designate certain dividends as qualified dividend income to our stockholders, the stockholder will have to meet certain other requirements for the dividend to qualify for taxation at capital gains rates. For example, the stockholder will only be eligible to treat the dividend as qualifying dividend income if the stockholder is taxed at individual rates and meets certain holding requirements. In general, in order to treat a particular dividend as qualified dividend income, a stockholder will be required to hold our stock for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which the stock becomes ex-dividend.

Other Tax Considerations. To the extent that we have available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that we must make in order to comply with the REIT distribution requirements. Such losses, however, are not passed through to stockholders and do not offset income of stockholders from other sources, nor would such losses affect the character of any distributions that we make, which are generally subject to tax in the hands of stockholders to the extent that we have current or accumulated earnings and profits.

Sales of Our Common Stock. Upon any taxable sale or other disposition of our Common Stock (except pursuant to a repurchase by us, as described below), a U.S. holder of our Common Stock will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between:

•	the amount of cash and the fair market value of any property received on such disposition; and

•	the U.S. holder’s adjusted basis in such Common Stock for tax purposes.

Gain or loss will be capital gain or loss if the Common Stock has been held by the U.S. holder as a capital asset. The applicable tax rate will depend on the holder’s holding period in the asset (generally, if an asset has been held for more than one year, it will produce long-term capital gain) and the holder’s tax bracket.

In general, any loss upon a sale or exchange of our Common Stock by a U.S. holder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, but only to the extent of distributions from us received by such U.S. holder that are required to be treated by such U.S. holder as long-term capital gains.

Repurchases of Our Common Stock. A repurchase of our Common Stock will be treated as a distribution in exchange for the repurchased shares and taxed in the same manner as any other taxable sale or other disposition of our Common Stock discussed above, provided that the repurchase satisfies one of the tests enabling the repurchase to be treated as a sale or exchange. A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the holder’s interest in our Common Stock, (ii) results in a substantially disproportionate redemption with respect to the holder, or (iii) is not essentially equivalent to a dividend with respect to the holder. In determining whether any of these tests has been met, Common Stock actually owned, as well as Common Stock considered to be owned by the holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. The sale of Common Stock pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a holder if the percentage of our then outstanding voting stock owned by the holder immediately after the sale is less than 80% of the percentage of our voting stock owned by the holder determined immediately before the sale. The sale of Common Stock pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a holder if the reduction in the holder’s proportionate interest in our stock as a result of our repurchase constitutes a “meaningful reduction” of such holder’s interest.

A repurchase that does not qualify as an exchange under such tests will constitute a dividend equivalent repurchase that is treated as a taxable distribution and taxed in the same manner as regular distributions, as described above under “—Distributions Generally.” In addition, although guidance is sparse, the IRS could take the position that a holder who does not participate in any repurchase treated as a dividend should be treated as receiving a constructive distribution of our Common Stock taxable as a dividend in the amount of their increased percentage ownership of our Common Stock as a result of the repurchase, even though the holder did not actually receive cash or other property as a result of the repurchase.

Medicare Tax. Certain U.S. holders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes net gain from a sale or exchange of Common Stock and income from dividends paid on Common Stock. U.S. holders are urged to consult their own tax advisors regarding the Medicare tax.

Taxation of Tax-Exempt Holders of Our Common Stock

Provided that a tax-exempt holder has not held its Common Stock as “debt-financed property” within the meaning of the Code and our shares of stock are not being used in an unrelated trade or business, dividend income from us generally will not be unrelated business taxable income (“UBTI”) to a tax-exempt holder. Similarly, income from the sale of our Common Stock will not constitute UBTI unless the tax-exempt holder has held its Common Stock as debt-financed property within the meaning of the Code or has used the Common Stock in a trade or business.

Notwithstanding the above, however, a portion of the dividends paid by a “pension-held REIT” are treated as UBTI as to any trust which is described in Section 401(a) of the Code, is tax-exempt under Section 501(a) of the Code, and holds more than 10%, by value, of the interests in the REIT. Tax-exempt pension funds that are described in Section 401(a) of the Code are referred to below as “pension trusts.”

A REIT is a “pension-held REIT” if it meets the following two tests:

•

it would not have qualified as a REIT but for Section 856(h)(3) of the Code, which provides that stock owned by pension trusts will be treated, for purposes of determining whether the REIT is closely held, as owned by the beneficiaries of the trust rather than by the trust itself; and

•

either (i) at least one pension trust holds more than 25% of the value of the interests in the REIT, or (ii) a group of pension trusts each individually holding more than 10% of the value of the REIT’s stock, collectively owns more than 50% of the value of the REIT’s stock.

The percentage of any REIT dividend from a “pension-held REIT” that is treated as UBTI is equal to the ratio of the UBTI earned by the REIT, treating the REIT as if it were a pension trust and therefore subject to tax on UBTI, to the total gross income of the REIT. An exception applies where the percentage is less than 5% for any year, in which case none of the dividends would be treated as UBTI. The provisions requiring pension trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is not a “pension-held REIT” (for example, if the REIT is able to satisfy the “not closely held requirement” without relying on the “look through” exception with respect to pension trusts). Because of our charter’s restrictions on the number of shares of our stock that a person may own, we do not anticipate that we will become a “pension-held REIT.”

Taxation of Non-U.S. Holders of Our Common Stock

The rules governing the U.S. federal income taxation of non-U.S. holders are complex. This section is only a summary of such rules. We urge non-U.S. holders to consult their own tax advisors to determine the impact of federal, state and local income tax laws on ownership of the Common Stock, including any reporting requirements.

Distributions. Distributions by us to a non-U.S. holder on our Common Stock that are neither attributable to gain from sales or exchanges by us of “U.S. real property interests” nor designated by us as capital gains dividends will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits. These distributions generally will be subject to U.S. federal income tax on a gross basis at a rate of 30%, or a lower rate as may be specified under an applicable income tax treaty, unless the dividends are treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs. Further, reduced treaty rates are not available to the extent the income allocated to the non-U.S. holder is excess inclusion income. Dividends that are effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment) will be subject to tax on a net basis, that is, after allowance for deductions, at graduated rates, in the same manner as U.S. holders are taxed with respect to these dividends, and are generally not subject to withholding. Applicable certification and disclosure requirements must be satisfied to be exempt from withholding under the effectively connected income exception. Any dividends received by a corporate non-U.S. holder that is engaged in a trade or business within the United States may also be subject to an additional branch profits tax at a 30% rate, or lower applicable treaty rate.

A non-U.S. holder of our Common Stock who wishes to claim the benefit of an applicable treaty rate and avoid backup withholding, as discussed below, for our ordinary dividends will be required (i) to complete the applicable IRS Form W-8 and certify under penalty of perjury that such holder is not a U.S. person as defined under the Code and is eligible for treaty benefits or (ii) if our Common Stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable Treasury regulations. Special certification and other requirements apply to certain non-U.S. holders that are pass-through entities rather than corporations or individuals.

A non-U.S. holder of our Common Stock eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

Distributions that are neither attributable to gain from sales or exchanges of “U.S. real property interests” nor designated as capital gains dividends and that are in excess of our current or accumulated earnings and profits that do not exceed the adjusted basis of the non-U.S. holder in its Common Stock will reduce the non-U.S. holder’s adjusted basis in its Common Stock and will not be subject to U.S. federal income tax. Distributions that are neither attributable to gain from sales or exchanges of “U.S. real property interests” nor designated as capital gains dividends and that are in excess of current and accumulated earnings and profits that do exceed the adjusted basis of the non-U.S. holder in its Common Stock will be treated as gain from the sale of its stock, the tax treatment of which is described below under “—Sales of Our Common Stock.” Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend.

We would be required to withhold at least 15% of any distribution to a non-U.S. holder in excess of our current and accumulated earnings and profits if our Common Stock constitutes a U.S. real property interest with respect to such non-U.S. holder, as described below under “—Sales of Our Common Stock.” This withholding would apply even if a lower treaty rate otherwise applies or the non-U.S. holder is not liable for tax on the receipt of that distribution. However, a non-U.S. holder may seek a refund of these amounts from the IRS if the non-U.S. holder’s U.S. tax liability with respect to the distribution is less than the amount withheld.

Distributions to a non-U.S. holder that are designated by us at the time of the distribution as capital gain dividends, other than those arising from the disposition of a U.S. real property interest, generally should not be subject to U.S. federal income taxation unless:

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The investment in the Common Stock is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder), in which case the non-U.S. holder will generally be subject to the same treatment as U.S. holders with respect to any gain, except that a holder that is a foreign corporation also may be subject to the 30% branch profits tax, as discussed above; or

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The non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the distribution and has a “tax home” in the United States, in which case the individual will be subject to a 30% tax on the individual’s capital gains.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), distributions to a non-U.S. holder that are attributable to gain from sales or exchanges by us of U.S. real property interests, whether or not designated as capital gain dividends, will cause the non-U.S. holder to be treated as recognizing gain that is income effectively connected with the conduct of a trade or business in the United States. Non-U.S. holders will be taxed on this gain at the same rates applicable to U.S. holders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, this gain may be subject to a 30% (or lower applicable treaty rate) branch profits tax in the hands of a non-U.S. holder that is a corporation. A distribution is not attributable to a U.S. real property interest if we held an interest in the underlying asset solely as a creditor.

We will be required to withhold and remit to the IRS the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, of any distributions to non-U.S. holders that are designated as capital gain dividends, or, if greater, the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, of a distribution that could have been designated as a capital gain dividend, whether or not attributable to sales of U.S. real property interests. Distributions can be designated as capital gain dividends to the extent of our net capital gain for the taxable year of the distribution. The amount withheld, which for individual non-U.S. holders may exceed the actual tax liability, is creditable against the non-U.S. holder’s U.S. federal income tax liability.

However, the above withholding tax will not apply to any capital gain dividend with respect to (i) any class of our stock which is “regularly traded” on an established securities market located in the United States if the non-U.S. holder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of such dividend or (ii) a “qualified shareholder” or a “qualified foreign pension fund”. Instead, any capital gain dividend will be treated as a distribution subject to the rules discussed above under “—Distributions.” Also, the branch profits tax would not apply to such a distribution. However, it is not anticipated that our Common Stock will be “regularly traded” on an established securities market.

Although the law is not clear on the matter, it appears that amounts we designate as undistributed capital gains in respect of the stock held by U.S. holders generally should be treated with respect to non-U.S. holders in the same manner as actual distributions by us of capital gain dividends. Under that approach, the non-U.S. holders would be able to offset as a credit against their U.S. federal income tax liability resulting therefrom their proportionate share of the tax paid by us on the undistributed capital gains, and to receive from the IRS a refund to the extent that their proportionate share of this tax paid by us were to exceed their actual U.S. federal income tax liability. If we were to designate a portion of our net capital gain as undistributed capital gain, a non-U.S. holder is urged to consult its tax advisor regarding the taxation of such undistributed capital gain.

Sales of Our Common Stock. Subject to the discussion below under “—Repurchases of Our Common Stock,” gain recognized by a non-U.S. holder upon the sale or exchange of our stock generally would not be subject to U.S. taxation unless:

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the investment in our Common Stock is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder), in which case the non-U.S. holder will be subject to the same treatment as domestic holders with respect to any gain;

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the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a tax home in the United States, in which case the nonresident alien individual will be subject to a 30% tax on the individual’s net capital gains for the taxable year; or

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the non-U.S. holder is not a qualified shareholder or a qualified foreign pension fund (each as defined below) and our Common Stock constitutes a U.S. real property interest within the meaning of FIRPTA, as described below.

We anticipate that our Common Stock will constitute a U.S. real property interest within the meaning of FIRPTA unless we are a domestically-controlled REIT. We will be a domestically-controlled REIT if, at all times during a specified testing period, less than 50% in value of our stock is held directly or indirectly by non-U.S. holders. No assurance can be given, however, that we are or will be a domestically-controlled REIT.

Even if we were not a domestically-controlled REIT, a sale of Common Stock by a non-U.S. holder would nevertheless not be subject to taxation under FIRPTA as a sale of a U.S. real property interest if:

•	our Common Stock were “regularly traded” on an established securities market within the meaning of applicable Treasury regulations; and

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the non-U.S. holder did not actually, or constructively under specified attribution rules under the Code, own more than 10% of our Common Stock at any time during the shorter of the five-year period preceding the disposition or the holder’s holding period.

However, it is not anticipated that our Common Stock will be “regularly traded” on an established securities market. If gain on the sale or exchange of our Common Stock were subject to taxation under FIRPTA, the non-U.S. holder would be subject to regular U.S. income tax with respect to any gain in the same manner as a taxable U.S. holder, subject to any applicable alternative minimum tax and special alternative minimum tax in the case of nonresident alien individuals. In such a case, under FIRPTA the purchaser of Common Stock may be required to withhold 10% of the purchase price and remit this amount to the IRS.

Qualified Shareholders. Subject to the exception discussed below, a qualified shareholder who holds our Common Stock directly or indirectly (through one or more partnerships) will not be subject to FIRPTA withholding on distributions by us or dispositions of our Common Stock. While a qualified shareholder will not be subject to FIRPTA withholding on distributions by us or dispositions of our Common Stock, certain investors of a qualified shareholder (i.e., non-U.S. persons who hold interests in the qualified shareholder (other than interests solely as a creditor), and hold more than 15% of our Common Stock (whether or not by reason of the investor’s ownership in the qualified shareholder)) may be subject to FIRPTA withholding.

A qualified shareholder is a non-U.S. person that (i) either is eligible for the benefits of a comprehensive income tax treaty which includes an exchange of information program and whose principal class of interests is listed and regularly traded on one or more recognized stock exchanges (as defined in such comprehensive income tax treaty), or is a foreign partnership that is created or organized under foreign law as a limited partnership in a jurisdiction that has an agreement for the exchange of information with respect to taxes with the United States and has a class of limited partnership units representing greater than 50% of the value of all the partnership units that is regularly traded on the NYSE or NASDAQ markets, (ii) is a “qualified collective investment vehicle” (within the meaning of Section 897(k)(3)(B) of the Code), and (iii) maintains records on the identity of each person who, at any time during the foreign person’s taxable year, is the direct owner of 5% or more of the class of interests or units (as applicable) described in (i), above.

Qualified Foreign Pension Funds. Any distribution to a qualified foreign pension fund (or an entity all of the interests of which are held by a qualified foreign pension fund) who holds our Common Stock directly or indirectly (through one or more partnerships) will not be subject to FIRPTA withholding on distributions by us or dispositions of our Common Stock.

A qualified foreign pension fund is any trust, corporation, or other organization or arrangement (i) which is created or organized under the law of a country other than the United States, (ii) which is established (a) by such country (or one or more political subdivisions thereof) to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees, as a result of services rendered by such employees to their employers or (b) by one or more employers to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees in consideration for services rendered by such employees to such employers, (iii) which does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (iv) which is subject to government regulation and with respect to which annual information reporting about its beneficiaries is provided, or is otherwise available, to the relevant tax authorities in the country in which it is established or operates, and (v) with respect to which, under the laws of the country in which it is established or operates, (a) contributions to such organization or arrangement that would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such entity or arrangement or taxed at a reduced rate, or (b) taxation of any investment income of such organization or arrangement is deferred or such income is excluded from the gross income of such entity or arrangement or is taxed at a reduced rate.

We urge non-U.S. holders to consult their own tax advisers to determine their eligibility for exemption from FIRPTA withholding and their qualification as a qualified shareholder or a qualified foreign pension fund.

Repurchases of Our Common Stock. A repurchase of our Common Stock that is not treated as a sale or exchange will be taxed in the same manner as regular distributions under the rules described above. See “—Taxation of U.S. Holders of Our Common Stock—Repurchases of Our Common Stock” for a discussion of when a redemption will be treated as a sale or exchange and related matters.

A repurchase of our Common Stock generally will be subject to tax under FIRPTA to the extent the distribution in the repurchase is attributable to gains from our dispositions of U.S. real property interests. To the extent the distribution is not attributable to gains from our dispositions of U.S. real property interests, the excess of the amount of money received in the repurchase over the non-U.S. holder’s basis in the repurchased shares will be treated in the manner described above under “—Sales of Our Common Stock.” The IRS has released an official notice stating that repurchase payments may be attributable to gains from dispositions of U.S. real property interests (except when the 10% publicly traded exception would apply), but has not provided any guidance to determine when and what portion of a repurchase payment is a distribution that is attributable to gains from our dispositions of U.S. real property interests. Due to the uncertainty, we may withhold at the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, from all or a portion of repurchase payments to non-U.S. holders other than qualified shareholders or qualified foreign pension funds. To the extent the amount of tax we withhold exceeds the amount of a non-U.S. holder’s U.S. federal income tax liability, the non-U.S. holder may file a U.S. federal income tax return and claim a refund.

U.S. Federal Income Tax Returns. If a non-U.S. holder is subject to taxation under FIRPTA on proceeds from the sale of our Common Stock or on distributions we make, the non-U.S. holder will be required to file a U.S. federal income tax return. Prospective non-U.S. holders are urged to consult their tax advisors to determine the impact of U.S. federal, state, local and foreign income tax laws on their ownership of our Common Stock, including any reporting requirements.

Distribution Reinvestment Plan

Holders who participate in the distribution reinvestment plan will recognize taxable income in the amount they would have received had they elected not to participate, even though they receive no cash. These deemed distributions will be treated as actual distributions from us to the participating holders and will retain the character and U.S. federal income tax effects applicable to all distributions. Stock received under the plan will have a holding period beginning with the day after purchase, and a U.S. federal income tax basis equal to its cost, which is the gross amount of the deemed distribution.

Backup Withholding Tax and Information Reporting

U.S. Holders of Common Stock. In general, information-reporting requirements will apply to payments of dividends and proceeds of the sale of our Common Stock held by U.S. holders, unless such U.S. holder is an exempt recipient. A backup withholding tax may apply to such payments if such U.S. holder fails to provide a taxpayer identification number or certification of other exempt status or fails to report in full dividend or interest income. In addition, we may be required to withhold a portion of capital gain distributions to any U.S. holders who fail to certify their U.S. status to us. Any amounts withheld under the backup withholding rules will be allowed as a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Brokers that are required to report the gross proceeds from a sale of our Common Stock on IRS Form 1099-B will also be required to report the customer’s adjusted basis in the Common Stock sold and whether any gain or loss with respect to such stock is long-term or short-term. In some cases, there may be alternative methods of determining the basis in the Common Stock sold, in which case your broker will apply a default method of its choosing if you do not indicate which method you choose to have applied. U.S. holders should consult their own tax advisors regarding these reporting requirements and their election options.

Non-U.S. Holders of Our Common Stock. We must report annually to the IRS and to each non-U.S. holder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty.

A non-U.S. holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that such holder is a “United States person” as defined under the Code), or such holder otherwise establishes an exemption.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of our Common Stock within the United States or conducted through certain U.S.-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a “United States person” as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Legislative or Other Actions Affecting REITs

The present U.S. federal income tax treatment of REITs may be modified, possibly with retroactive effect, by legislative, judicial or administrative action at any time. The REIT rules are constantly under review by persons involved in the legislative process and by the IRS and the Treasury, which may result in statutory changes as well as revisions to regulations and interpretations. Changes to the U.S. federal tax laws and interpretations thereof could adversely affect an investment in our Common Stock.

State and Local Taxes

We (including the subsidiary partnerships and limited liability companies) and our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which we or they transact business or reside. Our state and local tax treatment and that of our stockholders may not conform to the U.S. federal income tax treatment discussed above. Consequently, prospective stockholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in our Common Stock.

Tax Shelter Reporting

If a stockholder recognizes a loss with respect to stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file a disclosure statement with the IRS on Form 8886. Direct stockholders of portfolio securities are in many cases exempt from this reporting requirement, but stockholders of a REIT currently are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any ordinary dividends and other distributions that we pay to (i) a “foreign financial institution” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner that avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial U.S. beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisors to determine the applicability of this legislation in light of their individual circumstances.

PLAN OF DISTRIBUTION

Shares

The Fund expects to offer three classes of Common Stock: Class S Shares, Class D Shares and Class I Shares. The Fund may offer additional classes of its Common Stock in the future. The Fund intends to apply for exemptive relief from the SEC that, if granted, will permit the Fund to issue multiple classes of Common Stock and to, among other things, impose asset-based distribution fees and early redemption fees; there is no assurance, however, that the relief will be granted.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Stock and the Fund does not expect any secondary market to develop for its Common Stock. Stockholders of the Fund are not able to have their Common Stock redeemed or otherwise sell their Common Stock because the Fund is an unlisted closed-end fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Common Stock as described in “Repurchases” herein.

Distributor

RealCadre LLC (the “Distributor”) is the principal underwriter and distributor of our Common Stock on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor, located at 315 Park Avenue South, New York, NY 10010, is a broker-dealer registered with the SEC and is a member of FINRA. Selling Agents may be appointed by the Distributor to assist in the sale of the Fund’s Common Stock on a best efforts basis.

The Distributor is not obligated to sell any specific amount of shares of Common Stock. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Sales Load

Class S Shares are subject to a sales load of up to 3.25% of the total offering price (including sales load). Sales loads may be waived as permitted under the Investment Company Act. No sales load will be paid with respect to any Common Stock sold pursuant to the DRIP.

The Distributor may reallow sales loads to participating broker-dealers. Selling Agents typically receive the sales load with respect to the Class S purchased by their customers. Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. Investors should consult with their Selling Agents about the sales load and any additional fees or charges their Selling Agents might impose on each class of Common Stock.

Class I Shares and Class D Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions to their Selling Agents on purchases and sales of such shares.

Offering Prices

Class D Shares and Class I Shares will be offered on a continuous basis at NAV per share. Class S Shares will be offered on a continuous basis at NAV per share, plus a maximum sales load of up to 3.25% of the offering price.

Shares of Common Stock are generally offered through the Distributor and other Selling Agents that have entered into selling agreements with the Distributor. The Distributor may reallow the full amount of the sales load with respect to Class S Shares to the brokers or dealers that act as Selling Agents for the Fund. Different Selling Agents may impose different sales loads and dealer manager fees with respect to Class S Shares or offer different ways to reduce sales loads and dealer manager fees. Class I Shares and Class D Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class D Shares to their Selling Agents. Investors should consult with their financial intermediaries about the sales load and any additional fees or charges they might impose.

Ongoing Distribution and Servicing Fees

The Fund has a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act, applicable to certain of the Fund’s shares. Under this plan and the Fund’s Distribution Agreement with the Distributor, the Distributor pays the expenses of distributing all share classes of the Fund. The Distributor also provides certain shareholder support services. Under the Distribution and Service Plan, certain classes of the Fund pay distribution and other fees to the Distributor as compensation for its services, which the Distributor generally pays (or “reallows”) to Selling Agents. These fees—known as 12b-1 fees—are set forth in the “Summary of Fund Expenses” tables and are described in greater detail below.

The Fund pays the Distributor a Servicing Fee that is payable monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class S Shares and Class D Shares. The Servicing Fee is for personal services provided to stockholders and/or the maintenance of stockholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor generally will pay (or “reallow”) all or a portion of the Servicing Fee to the Selling Agents that sell Class S Shares and Class D Shares. The Servicing Fee is governed by the Fund’s Distribution and Service Plan.

The Fund also pays the Distributor a Distribution Fee that is payable monthly and accrued daily at an annualized rate of    % of the net assets of the Fund attributable to Class S Shares. The Distribution Fee is for the sale and marketing of the Class S Shares and to reimburse the Distributor for related expenses incurred. All or a portion of the Distribution Fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a service fee under FINRA rules. The Distributor generally will pay all or a portion of the Distribution Fee to the Selling Agents that sell Class S Shares. Payment of the Distribution Fee is governed by the Fund’s Distribution and Service Plan.

Participating broker dealers will receive ongoing distribution and servicing fees of (a) 1.00% of NAV per annum for Class S Shares only (consisting of a 0.75% Distribution Fee and a 0.25% Servicing Fee), and (b) 0.25% for Class D Shares (all of which constitutes a Servicing Fee) in each case accrued daily and payable monthly.

Class I Shares do not incur Distribution or Servicing Fees.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investor’s investment and may cost more than paying other types of sales charges.

Minimum Investment and Share Class Availability

Generally, the minimum initial investment is $1,000 for Class S Shares and Class D Shares and $1,000,000 for Class I Shares. The minimum subsequent investment is $500 for each class of Common Stock, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. The minimum investment for each class of Common Stock can be modified or waived in the sole discretion of the Fund or the Distributor, including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and directors and certain employees of Cadre, including its affiliates, vehicles controlled by such employees and their extended family members.

Class S Shares are available to the general public through the Distributor or Selling Agents and other financial intermediaries that have selling agreements to distribute such class of shares.

Class D Shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker-dealer that offers Class D shares, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares are available only (1) through fee-based programs, known as wrap accounts, of investment dealers that provide access to Class I Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, (5) to endowments, foundations, pension funds and other institutional investors for purchase in this offering, (6) to other categories of investors that we name in an amendment or supplement to this prospectus or (7) to the Fund’s officers and directors and their immediate family members, as well as officers and employees of Cadre or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers.

How to Purchase Common Stock

The following section provides basic information about how to purchase Common Stock of the Fund.

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The Distributor acts as the distributor of Common Stock for the Fund on a “best efforts” basis, subject to various conditions and pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Common Stock of the Fund. Shares of the Fund will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more Selling Agents to receive orders on its behalf.

•	Class S Shares, Class D Shares and Class I Shares will be continuously offered at NAV per share calculated each regular business day, plus any applicable sales load.

•

Selling Agents may establish different minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through Selling Agents will normally be held in your account with that firm.

•	The Fund and the Distributor will have the sole right to accept orders to purchase Common Stock and reserve the right to reject any order in whole or in part.

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No market currently exists for the Fund’s Common Stock. The Fund does not currently intend to list its Common Stock for trading on any securities exchange in the near future. There is currently no secondary market for the Fund’s Common Stock and the Fund does not anticipate that a secondary market will develop for its Common Stock. Neither the Adviser nor the Distributor intends to make a market in the Common Stock.

•	Investors purchasing shares through a retirement plan or employee benefit plan may obtain additional information regarding the plan from their plan sponsor.

Acceptance and Timing of Purchase Orders

A purchase order received by the Fund or its designee prior to the close of the New York Stock Exchange (“NYSE”), on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which generally excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.

For Common Stock purchased through the Distributor, order instructions must be received in good order prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive the current day’s NAV. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.

The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Common Stock. The sale of Common Stock may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Purchasing Directly From the Distributor

The following section provides additional information for investors wishing to purchase shares directly from the Distributor. If you are investing through a financial intermediary, please contact your Selling Agent directly for more information.

Upon effectiveness of the Fund’s registration statement, investors seeking to purchase Common Stock directly through the Distributor must first establish an account using the Cadre Investment Portal, which is accessible through www.cadre.com. To submit a subscription in connection with this offering, you must complete and execute a subscription agreement through the Cadre Investment Portal for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. Subscription payments may be deposited by you into your account with the Distributor at the time of subscription via ACH debit from another account maintained by you. By executing a subscription agreement via electronic signature through the Cadre Investment Portal, you make certain representations and warranties upon which we will rely in accepting subscriptions, attest that you meet the requirements as stated in the subscription agreement and agree to be bound by all of its terms. YOU MUST CAREFULLY READ AND EXECUTE THE SUBSCRIPTION AGREEMENT.

Subscriptions will be effective only upon our acceptance, and we reserve the sole and absolute right to reject any subscription tendered for any reason or no reason, or to accept it in part only. Subscription agreements are non-cancelable and irrevocable by you and subscription funds are non-refundable for any reason, except with our express written consent or as expressly set forth herein or in the subscription agreement. You will only become a stockholder when we withdraw the full amount of your subscription payment from your account with the Distributor in payment for your shares. Registered investment advisers may also access the [Cadre Investment Portal] to subscribe for interests on their client’s behalf.

You should be aware that you may not withdraw subscription payments from your account with the Distributor once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription.

Anti-Money Laundering

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at                if you need additional assistance when completing your account application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Sales Load Reductions

This section includes important information about sales load and sales load reductions available to investors in the Fund’s Class S Shares.

The public offering price of Class S Shares will be the NAV per share at the time of purchase, plus any applicable sales load and dealer manager fees. The initial sales load varies depending on the size of your purchase, as set forth in the tables below. The actual sales load paid may vary among and within Selling Agents, as described herein. No sales load is imposed when Class S Shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. It is the responsibility of you and/or your financial intermediary to ensure that you obtain the proper breakpoint sales load discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund Shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class S Shares of the Fund are sold subject to the following sales load:

Your investment	Sales Load as a % of the offering price
Up to $99,999.99	3.25%
$100,000.00 and over	3.00%

A person eligible for a sales load reduction includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing, a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the Investment Company Act. Investors must notify the Fund or their Selling Agent at the time of the purchase order whenever a sales load reduction is applicable to purchases and may be required to provide the Fund, or their Selling Agent, with certain information or records to verify eligibility for a sales load reduction. Such information or records may include account statements or other records for Shares of the Fund of the investor and other eligible persons, as described above.

Upon such notification, an investor will pay the lowest applicable sales load. Sales load reductions may be modified or terminated at any time. Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. For more information about sales load reductions, investors should contact the Distributor or their Selling Agent.

Qualifying for a reduced Class S Sales Load

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class S Shares through utilization of the Rights of Accumulation, Letter of Intention or Reinvestment Privilege. These programs will apply to purchases of other closed-end interval funds that the Adviser or its affiliates may sponsor in the future as well as any open-end funds sponsored by the Adviser or its affiliates that offer Class S Shares (collectively, the “Eligible Funds”). These programs are summarized below.

Rights of Accumulation

Any “purchaser” (as defined below) may buy Class S Shares at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net amount invested of all Shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The rights of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, the individual’s spouse and the individual’s children under the age of 21, purchasing Class S Shares for the individual’s own account or account with the individual’s spouse and/or children; or a trustee or other fiduciary purchasing Class S Shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that purchases are aggregated and submitted by a single source and quarterly confirmation of such purchases can be provided to that single source; or an organized group, provided that the purchases are made through a central administrator, or a single dealer.

Letter of Intent

A Letter of Intent (a “LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Common Stock over the 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional shares and provides for a price adjustment depending upon the actual amount purchased within such period. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Transfer Agent to obtain an LOI application at                .

Stockholder’s Responsibility With Respect to Breakpoint Discounts

To obtain the Class S Share sales charge discount set forth above, you must inform your financial intermediary of the existence of any eligible amounts under any Rights of Accumulation in accounts held by family members at the time of purchase. You must inform your financial intermediary of all shares of the Fund held (i) in your account(s) at the financial intermediary, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, because the Fund, the Transfer Agent and financial intermediaries may not maintain this information.

Reinvestment Privilege

If you redeem Class S Shares, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Adviser’s frequent trading policy (if any). Special tax rules may apply. If you paid an Early Repurchase Fee when you redeemed your Class S Shares, you will be credited with the amount of the Early Repurchase Fee. All accounts involved must have the same registration. This privilege does not apply to purchases made through automatic investment services. The reinvestment privilege only applies to your Class S Shares if you previously paid a front-end sales charge in connection with your purchase of such Class S Shares.

Payments to Financial Intermediaries

The Fund may pay service fees to Selling Agents for sub-administration, sub-transfer agency and other stockholders services associated with stockholders whose Shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its stockholders, may provide additional cash payments to intermediaries, including affiliates of the Adviser, for the sale of Common Stock and related services. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide stockholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides stockholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Common Stock sold. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agents to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Share Class Considerations

The Fund expects to offer three classes of Common Stock: Class S Shares, Class D Shares and Class I Shares. When selecting a class of our Common Stock, you should consider the following:

•	Which classes of Common Stock are available to you;

•	The amount you intend to invest;

•	How long you expect to own our Common Stock; and

•	The total costs and expenses associates with a particular class of Common Stock.

Each investor’s financial considerations are different. You should speak with the Distributor or your Selling Agent to help you decide which class of Common Stock is best for you. Not all Selling Agents offer all classes of Shares. In addition, Selling Agents may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Common Stock. If your Selling Agent offers more than one class of Common Stock, you should carefully consider which class of Common Stock to purchase.

Distribution in Foreign Jurisdictions

The distribution of this prospectus and the offer and sale of Common Stock in certain jurisdictions may be restricted by law. It is the responsibility of any persons wishing to purchase Shares to inform themselves of and to observe all applicable laws and regulations of any relevant jurisdictions. Prospective investors should inform themselves as to the legal requirements and tax consequences within the countries of their citizenship, residence, domicile and place of business with respect to the acquisition, holding or disposal of Shares, and any foreign exchange restrictions that may be relevant thereto.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is                 located at                .

located at                , serves as the Fund’s transfer agent and dividend paying agent with respect to the Common Stock.

LEGAL MATTERS

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, N.Y. 10017 serves as counsel to the Fund. Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, MD 20202, serves as special Maryland counsel to the Fund.

REPORTS TO COMMON STOCKHOLDERS

When available, the Fund will make available to the common stockholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund.                 is located at                .

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

CADRE HORIZON FUND, INC.

CLASS S COMMON SHARES

CLASS D COMMON SHARES

CLASS I COMMON SHARES

PROSPECTUS

All dealers that buy, sell or trade the Fund’s Common Stock, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

            , 2022

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated November 9, 2022

CADRE HORIZON FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Cadre Horizon Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that invests primarily in commercial real estate in the United States. This Statement of Additional Information relating to the Common Stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                 , 2022. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the prospectus prior to purchasing such Common Stock. A copy of the prospectus may be obtained without charge by calling                 , by writing to the Fund at 315 Park Avenue South, New York, NY 10010 or visiting the Fund’s website                 . You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated                 , 2022.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide attractive current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the board of directors (the “Board”) without stockholder approval.

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INVESTMENT RESTRICTIONS

Fundamental Restrictions

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of stockholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)    Borrow money, except to the extent permitted by the Investment Company Act, or interpretations or modifications thereof by the SEC, SEC staff or other authority with appropriate jurisdiction, or exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its Common Stock.

(2)    Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act, or interpretations or modifications thereof by the SEC, SEC staff or other authority with appropriate jurisdiction, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)    Purchase securities on margin, but may sell securities short and write call options.

(4)    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the Investment Company Act.

(5)    Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities. Under normal circumstances, the Fund will invest over 25% of its assets in the securities of companies or entities in the real estate industry.

(6)    Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)    Make loans except (a) through the purchase of debt securities or the origination of real estate-related loans in accordance with its investment objective and policies or (b) as otherwise permitted by the Investment Company Act, or interpretations or modifications thereof by the SEC, SEC staff or other authority with appropriate jurisdiction, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (1) above, the Investment Company Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the Investment Company Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering credit default swaps or futures contracts, engaging

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in short sales and writing options on portfolio securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (2) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is circumscribed by complex regulatory constraints under the Investment Company Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as purchasing securities on a when-issued or delayed delivery basis, writing credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities under the Investment Company Act unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund uses such techniques, the Fund expects to cover its obligations under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. The Fund may cover such transactions using other methods currently or in the future permitted under the Investment Company Act, the rules and regulations thereunder, or orders issued by SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. See also “Investments in Publicly Traded Real Estate Securities—Derivatives” below.

Under the Investment Company Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (4) above, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (4) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

With respect to the limitation regarding the purchase or sale of commodities and commodities contracts set forth in subparagraph (6) above, the Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

All limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until

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the Adviser determines that it is practicable to sell or close out the investment without adverse market or tax consequences to the Fund.

Non-Fundamental Restrictions

The Fund’s investment objective and investment strategies are not fundamental and may be changed by the Board without shareholder approval.

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INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment policies and techniques in the prospectus.

The Fund intends, under normal circumstances, to invest primarily in a diverse portfolio of real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies.

The Fund will seek to generate consistent annual cash yield and downside protection by investing primarily in stabilized, income-generating commercial real estate.

In managing the Fund, the Adviser employs an active approach to allocation among multiple strategies based on, among other things, market conditions, valuation assessments, economic outlook, market trends and other economic factors. The Adviser may choose to focus on particular strategies to the exclusion of others at any time and from time to time based on market conditions and other factors. The Fund’s investment strategies may evolve or change over time as market, economic, political, tax and other factors change.

The Fund plans to own all or substantially all of our property investments through its wholly-owned operating partnership. The property investments of each primary strategy are expected to be structured through privately-owned operating entities, joint ventures or private real estate operating companies which hold whole or partial interests in real properties. The Fund expects to pursue these investments through various transaction types, such as large single asset purchases, portfolio purchases, platform build-ups and public to private transactions. The Fund’s private real estate investments may also include mortgage debt, mezzanine debt, and preferred equity or common equity issued by or in connection with real estate related operators or investments companies.

All investments will be located in the continental U.S. or its territories.

In addition, primarily for purposes of maintaining liquidity for quarterly tender offers and cash management, the Fund also intends to invest in traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, ETFs, as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The derivatives investments may include options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund will not invest more than 15% of its assets in private funds that rely on Section 3(c)(1) or 3(c)(7) of the Investment Company Act.

Investments in Real Estate

Ground Leases

The Fund may invest from time to time in real estate properties that are subject to ground leases. As a lessee under a ground lease, the Fund may be exposed to the possibility of losing the property upon termination, or an earlier breach by us, of the ground lease, which may adversely impact our investment performance. Furthermore, ground leases generally provide for certain provisions that limit the ability to sell certain properties subject to the lease. In order to assign or transfer rights and obligations under certain ground leases, the Fund will generally need to obtain consent of the landlord of such property, which, in turn, could adversely impact the price realized from any such sale.

Potential Investment Structures

The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which hold whole or partial interests in real

5

properties. The Fund expects to pursue these investments through various transaction types, such as large single asset purchases, portfolio purchases, platform build-ups and public to private transactions. The Fund may also enter into joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties.

Wholly Owned Subsidiaries. The Fund intends to invest in commercial real estate through one or more wholly-owned operating entities. Commercial real estate investments through these wholly owned subsidiaries may include fee simple, leasehold ownership, debt instruments or a partnership/limited liability company interest in the underlying real estate. Unlike investments through joint venture entities, the Fund will maintain complete ownership of the underlying commercial real estate held by a wholly owned subsidiary and as a result, the Fund will bear all risks associated with the underlying commercial real estate. However, depending upon the investment structure, the Fund will have greater flexibility as to the renovation, redevelopment, repositioning, disposition, restructuring or payoff of an underlying commercial real estate investment held by the wholly owned subsidiary because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying commercial real estate. Further, investments in real estate made through a wholly owned subsidiary will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses. With regard to debt instruments, the collateral is subject to risks of delinquency, foreclosure and loss of principal. In certain structures, it is common for the rights of debt holders, to be governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Joint Venture Entities. The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, real estate developers, owners, or other non-affiliated third parties for the purpose of owning or operating real estate through joint venture entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying real estate held by the joint venture entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, foreclosure and restructuring because neither it nor its joint venture partners would have full control over the investments held by the joint venture entity. See “Risks—Joint Venture Risk” in the prospectus. Unlike investments in a wholly owned subsidiary, investments in joint venture entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. The Fund expects that the other unaffiliated third party joint venture partners that will invest alongside the Fund in a joint venture entity will generally be third-party or affiliated property managers or institutional investors such as public pension funds, corporate pension funds, investment funds and companies and qualified trusts forming part of an endowment or charitable foundation.

The Fund has not established safeguards it will apply to, or that will be required in, the joint venture entities. Any particular safeguards the Fund will require for investments in joint venture entities will be determined on a case-by-case basis after the Adviser considers all facts it believes are relevant, such as the nature and attributes of the Fund’s potential joint venture entity partner, the proposed structure of the joint venture entity, the nature of the operations, liabilities and assets the joint venture entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other joint venture entity party. The Fund expects to consider specific safeguards to address potential consequences relating to:

•

The management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture.

•	The Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances.

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•

The Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfers.

•	The Fund’s qualification as a REIT for U.S. federal income tax purposes.

Investments in Publicly Traded Real Estate Securities

MBS

The following describes certain characteristics of mortgage backed securities (“MBS”), which includes RMBS and CMBS. It should be noted that new types of MBS are developed and marketed from time to time and that, consistent with its investment limitations, the Fund may invest in those new types of MBS that the Adviser believes may assist it in achieving the Fund’s investment objective.

Yield Characteristics. Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of Common Stock. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac Certificates”).

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Ginnie Mae Certificates. Ginnie Mae is a wholly-owned United States corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a government sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to

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losses resulting from declines in the market value of these securities. Some MBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Corporate Bonds

The Fund may invest in corporate bonds, including corporate bonds of real estate-related companies. Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objective and policies as described in the prospectus.

The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) are commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated BB+/Ba1 are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated BBB- or Baa3 or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Adviser’s research and analysis when investing in these securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Subject to rating agency guidelines, the Fund may invest a significant portion of its assets in broad segments of the bond market. If the Fund invests a significant portion of its assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segment of the corporate bond market.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment

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what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest- paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Below Investment Grade (“High Yield” or “Junk”) Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay

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principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Common Stock.

Changes by recognized rating services in their ratings of any security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years. See “Risks—Below Investment Grade (High Yield or Junk) Securities Risk” in the prospectus.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an

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amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, are deemed creditworthy. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Board has determined that Rule 144A securities may be considered liquid securities if so determined by the Adviser. The Adviser has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Adviser may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested

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in illiquid assets would increase. The Adviser will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic

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convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Credit Linked Notes

Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

The Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes and other financial instruments; enter into interest rate transactions, forward transactions, equity, debt or credit default swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors, collars and other combinations of options, forwards, swaps and/or futures, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies or combinations thereof. The Fund may sell certain equities or fixed income securities short including, but not limited to Treasury securities, for investing and/or hedging purposes.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements are incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Code. For instance, the Fund will use Derivatives only to the extent such Derivatives are consistent with the requirements of the Code for maintaining its qualification as a REIT for federal income tax purposes.

Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). Under Rule 18f-4, “Derivatives Transaction” include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) reverse repurchase agreements and similar financing transactions if the fund has elected to treat all such transactions as derivatives transactions under the rule.

The Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management

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program (“DRMP”) and to comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). However, funds relying upon the Limited Derivatives User Exception must adopt and implement written policies and procedures reasonably designed to manage the fund’s derivatives risks. The Fund intends to adopt a Limited Derivatives User Policy, which is designed to manage the Fund’s derivatives risk and tailored to the extent and nature of each Fund’s derivatives use.

Commodity Pool Operator Exclusion. With respect to the Fund, the Adviser intends to claim an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the relevant financial intermediary. Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as

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the mark-to-market value of the futures contract fluctuates. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the financial intermediary along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

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Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer

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unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise a call option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the

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relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. See “Risks—Derivatives Risk” in the prospectus. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Adviser deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

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Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Adviser deems to be creditworthy. The Adviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser

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is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. The Fund may sell certain equities or fixed income securities short including, but not limited to Treasury securities, for investing and/or hedging purposes.

Percentage limitations described in this Statement of Additional Information are at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations in the Fund’s portfolio securities.

The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign

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currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage” in the prospectus.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Certain standardized swaps are subject to mandatory central clearing and exchange-trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Uncleared swaps, in contrast, are typically executed bilaterally with a swap dealer rather than traded on exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, when the Fund enters into an uncleared swap it is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

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The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Derivatives Risk” in the prospectus.

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Tax Consequences of Hedging

Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash with which to satisfy distribution requirements, could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Common Stock

The Fund may invest in common stock. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in

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full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called “preemptive rights.” Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represents an ownership interest in the company. Some preferred stock offers a fixed rate of return with no maturity date. Because it never matures, this type of preferred stock acts like a long-term bond and can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stock. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities.

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MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Maryland and the Fund’s charter. Each member of the Board serves until his or her successor is duly elected and qualified.

Below is a list of the Fund’s Directors and their present positions and principal occupations during the past five years. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The term “Fund Complex” includes the registered investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information.

Directors of the Fund

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors:
Independent Directors:

Experience of Directors

The Board has concluded, based on experience, qualifications and attributes, that each Director should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Director Beneficial Ownership of Fund Shares

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of                , 2023

Name of Director	Dollar Range of Equity Securities in the Fund (1)	Aggregate Dollar Range of Equity Securities Overseen by the Director in the Family of Registered Investment Companies (2)

1.	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
2.	The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Adviser or an affiliate board.

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Board Committees

In addition to serving on the Board, the Independent Directors also serve on the following committees, which have been established by the Board to handle certain designated responsibilities. The Board has designated a chair of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The members of the Fund’s Audit Committee are                ,            , and              each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the Investment Company Act. None of the members of the Audit Committee is an “interested person” of the Fund.                serves as chair of the Audit Committee. The Board has determined that is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is available on our website:                . The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting.

Nominating Committee. The members of the Fund’s Nominating Committee are                ,            , and              each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the Investment Company Act. None of the members of the Nominating Committee is an “interested person” of the Fund.                serves as chair of the Nominating Committee. The Nominating Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating Committee’s charter available on our website:                 . The Nominating Committee is responsible for selecting, researching, and nominating directors for election by shareholders, periodically reviewing the composition of the Board in light of the current needs of the Board and the Fund, and determining whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience. The Nominating Committee will consider proposed nominations for directors by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Nominating Committee deems appropriate.]

Board Leadership Structure

The Board is currently composed of                Directors,                of whom are Independent Directors. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s administrator and officers. The role of the Board, and of any individual Director, is one of oversight and not of management of the Fund’s day-to-day affairs.

All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Directors are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s chief compliance officer, as part of at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

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Board Role in Risk Oversight

The Directors meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s and the Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, the Fund’s administrator and the Fund’s transfer agent. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Directors will be encouraged to communicate directly with senior members of Fund management.

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. In addition to                , the executive officers of the Fund currently are:

Name, Age and Address	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

The Adviser

The Fund’s investment adviser is CCV LLC. The Adviser is a subsidiary of our sponsor, Cadre. The Adviser is located at 315 Park Avenue South, New York, NY 10010. Pursuant to an investment management agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of real estate and real estate-related assets, and reports thereon to the Fund’s officers and directors regularly.

The Management Agreement between the Fund and the Adviser was most recently considered and approved by the Board, including a majority of the Independent Directors, at a meeting held on                . A discussion regarding the basis for the Board’s initial approval of the Fund’s Management Agreement will be provided in the Fund’s initial stockholder report. The basis for subsequent continuations of the Fund’s Management Agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Under the Management Agreement, the Adviser is entitled to receive a base management fee (the “Management Fee”) payable at the end of each month by the Fund at the annual rate of    % of the average daily value of the Fund’s net assets.

The Management Agreement continues in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Board or a majority of the outstanding securities entitled

27

to vote) or by the Adviser, upon not more than 60 nor less than 30 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s shareholders and provides for indemnification by the Fund of the Adviser, its Directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the Management Agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser has informed the Board that the services of the Adviser are not exclusive, and the Adviser provides similar services to other clients and may engage in other activities.

The Administrator

(the “Administrator”, located at                , will serve as the Fund’s administrator and accounting agent. Pursuant to the administration agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Administrator has entered into a sub-administration agreement with                .

We will bear all other costs and expenses of our operations, administration and transactions, including, the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its duties, including the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund.

Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of                : (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies		$		$
Pooled Investment Vehicles Other Than Registered Investment Companies		$		$
Other Accounts		$		$

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Portfolio Manager Compensation

Portfolio managers are compensated based on the overall performance of Cadre. Additionally, portfolio managers receive compensation from carried interest that is generated by certain real estate private equity funds sponsored by Cadre (which does not include the Fund). The carried interest compensation is tied to a multi-year vesting plan.

Specifically, there are three elements of compensation: base salary, bonus and stock options.

Base salary/bonus-reviews are completed for these components annually. Bonuses are generally based on investment performance, on the overall financial results of Cadre, as well as the individual’s own performance and contribution. Bonuses can generally range from approximately 100% to 300% of base salary. Cadre’s incentive compensation program is designed to align the interests of each investment professional with those of its clients. Total compensation is designed to be competitive with the market, but an individual’s actual compensation will vary. The size of the overall bonus pool available in a given year primarily depends on the financial performance of Cadre and the investment performance of client accounts for the applicable year measured against each account’s benchmark. An individual’s share of the pool is based on his or her contribution toward meeting these goals. The individual’s contribution is determined based on a set of goals for that individual, the performance of the accounts in which the individual is involved and the judgment of senior management. Thus, the performance of client accounts, Cadre and the individual are all important factors in the size of the annual bonus awarded to an individual. In addition, the portfolio managers generally may be eligible for equity incentives in the form of stock options in Cadre.

Securities Ownership of Portfolio Managers

The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

The Adviser provides investment advice to (i) investors who have established a relationship with the Adviser, which shall typically take the form of managed or separate accounts with the Adviser (“Managed Accounts”), or (ii) investment vehicles, including pooled investment funds or private REITs, as may from time to time be advised by the Adviser (“Investment Funds”, together with the Managed Accounts, individually and/or collectively, as the context requires, the “Clients”). Prospective investors should be aware that there may be occasions when the Adviser and its affiliates will encounter potential conflicts of interest in connection with its activities and those of a Client.

The Adviser may be advising multiple Clients simultaneously. The Adviser may devote more time to certain Clients as compared to others. In addition, multiple Clients may have investment objective or guidelines that overlap with others, in which case the Adviser may allocate the investment opportunities in a good faith, fair and reasonable basis in the Adviser’s discretion. Investors may not agree with the allocation of investment opportunities by the Adviser.

Most, if not all, decision-making rights with respect to the Investments that are not controlled by the developers of the investments will be controlled by the Adviser or its affiliates, as the managers of Investment Funds. Clients will be represented by the Adviser or its affiliates and generally will not have any rights to participate in the management, business or decision-making of the investments, either through the joint venture with the developer or the Investment Funds. In addition to charging a servicing fee with respect to its activities as a manager of any Investment Fund, such managers may also make decisions concerning the investments, including with respect to the divestment of the investments, that involve potential conflicts because the Adviser or its affiliates may be advising or making decisions with respect to such investments for various Clients.

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The Adviser may offer co-investment opportunities to Clients and investors, including investors affiliated with the Adviser, in such amounts and on such terms as the Adviser determines in its discretion. Potential conflicts may be inherent in, or arise from, the Adviser’s discretion in providing such opportunities. In addition, once any co-investments are made, the interests of a particular Client or investor and those of co-investing Clients or other investors may subsequently diverge as market conditions shift or other opportunities become available.

The Adviser may direct Clients to invest in investments that are managed or being developed by operators that are controlled by or are affiliated with members of the board of directors of the parent company of the Adviser. While such operators are not affiliated with the Adviser, potential conflicts may be inherent in, or arise from, the Adviser directing investments in investments in which a board member of the Adviser parent company will directly or indirectly benefit.

Proxy Voting Policy and Proxy Voting Record

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies. The Adviser will vote proxies according to the proxy voting policies and procedures currently in effect as of the date of this Statement of Additional Information, a copy of which appears below. These guidelines are reviewed periodically by the Adviser as well as the Board, and, accordingly, are subject to change.

Proxy Policies

The Adviser has adopted written policies and procedures to address how it will vote proxies for its Clients’ Investments. The Adviser’s policy is to exercise proxy votes in the best interest of its Clients. Investors cannot direct Adviser’s vote in a particular solicitation. When voting Client proxies, the Adviser will take into consideration all relevant factors, including without limitation, acting in a manner that the Adviser believes will: (i) maximize the economic benefits to the Clients; and (ii) promote sound corporate governance by the issuer. The Adviser may be required to exercise a vote for a privately-held investment, such as an investment in a joint venture, in which case the same procedures will apply. The Adviser will seek to avoid material conflicts of interest between its Clients and itself. For example, if a Managed Account Client is invested in an Investment Fund, Adviser will not exercise voting authority on behalf of the Managed Account Client for such Investment Fund.

Proxy Voting Records

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period will be available without charge by calling the Fund toll-free at                  or on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Fund and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. Although the Adviser will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Board. Many of the Fund’s investments in real estate will not be investments in securities.

With respect to interests in senior mortgage loans and mezzanine loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund (although a more developed market may exist for certain loans). The Fund will, from time to time, be required to pay fees, or give up a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. The Adviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with a borrower, financial condition, credit standards and quality of management. The illiquidity of many senior mortgage loans or mezzanine loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund’s interests in such loans at a fair price should the Fund desire to sell such interests. See “Risks—Mortgage Loan Risk” and “Risks—Mezzanine Loan Risk” the prospectus. Affiliates of the Adviser may participate in the primary and secondary market for senior mortgage loans and mezzanine loans. Because of certain limitations imposed by the Investment Company Act, this may restrict the Fund’s ability to acquire some loans. The Adviser does not believe that this will have a material effect on the Fund’s ability to acquire senior mortgage loans and mezzanine loans consistent with its investment policies.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter (“OTC”) market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

The Fund will, from time to time, also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund could indirectly bear fees and expenses of any money market funds in which it invests), or could purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

In effecting securities transactions, the Adviser will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Adviser will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Adviser may be able to supplement its research and analysis with the views and information of brokerage firms. The Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties. Eligible research or brokerage services provided by brokers through which portfolio transactions for the Adviser are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial

31

publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Adviser and other accounts which their affiliates manage (collectively, “Soft Dollar Items”). The Adviser and its affiliates generally use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act. As noted above, because most of the Fund’s transactions will likely be principal transactions, the Fund will likely not incur significant brokerage commissions (although it will be subject to mark-ups and mark-downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Fund does not expect to benefit from any significant amount of Soft Dollar Items.

The Adviser may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund or the Adviser if they reasonably believe that the quality of execution and the commission are comparable to those available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment. See “Conflicts of Interest.”

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the Investment Company Act) of the Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the Investment Company Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Directors and to maintain records in connection with such reviews. In addition, the Fund will, from time to time, purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. provided the initial capitalization of the Fund. For so long as                  has a greater than 25% interest in the Fund, will be deemed be a “control person” of the Fund for purposes of the Investment Company Act. However, it is anticipated that once the Fund commences the offering of Common Stock,                 ’s control will be diluted until such time as it is no longer deemed a control person of the Fund.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                , an independent registered public accounting firm, provides auditing and limited tax services to the Fund and is located at                .

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CUSTODIAN

The custodian of the assets of the Fund will be                , located at                 . The custodian performs custodial, fund accounting and portfolio accounting services.

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TRANSFER AGENT AND REGISTRAR

                 located at                , serves as the Fund’s transfer agent and dividend paying agent with respect to the Common Stock. The transfer agent provides customary transfer agency services to the Fund, including the handling of stockholder communications, the processing of stockholder transactions, the maintenance of stockholder account records, the payment of dividends and distributions, and related functions.

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Stock offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Stock offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits.

Part A None

Part B Financial Statements(2)

Exhibits

(a)(1)	Articles of Incorporation(1)

(a)(2)	Articles of Amendment and Restatement(2)

(b)	Bylaws(2)

(c)	Not Applicable

(d)	Registrant’s Articles of Incorporation are incorporated herein by reference

(e)	Form of Distribution Reinvestment Plan(2)

(f)	Not Applicable

(g)	Form of Investment Advisory Agreement between the Registrant and the Adviser(2)

(h)(1)	Form of Distribution Agreement between the Registrant and the Distributor(2)

(h)(2)	Form of Dealer Agreement(2)

(i)	Not Applicable

(j)	Custody Agreement(2)

(k)(1)	Transfer Agency Agreement(2)

(k)(2)	Form of Administration Agreement(2)

(k)(3)	Form of Expense Limitation and Reimbursement Agreement(2)

(l)	Opinion and Consent of Venable LLP(2)

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Not Applicable

(p)	Commitment Letter between the Registrant and the Adviser(2)

(q)	Not Applicable

(r)(1)	Code of Ethics of the Registrant(2)

(r)(2)	Code of Ethics of the Adviser(2)

(r)(3)	Code of Ethics of the Distributor(2)

(s)	Calculation of Filing Fees Tables(1)

(t)	Power of Attorney(2)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26: Marketing Arrangements.

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference.

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Item 27: Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$	*
Financial Industry Regulatory Authority, Inc. Fees	$	*
Printing and Engraving Fees	$	*
Legal Fees	$	*
Audit Fees	$	*
Blue Sky Expenses	$	*
Miscellaneous Expenses	$	*

Total	$	*

*	To be furnished by amendment.

Item 28: Persons Controlled by or Under Common Control with Registrant.

None.

Item 29: Number of Holders of Securities.

The following table shows the number of holders of securities of the Registrant as of                , 2022.

Title of Class	Number of Record Holders
Class I Shares
Class S Shares
Class D Shares

Item 30: Indemnification.

Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Registrant’s Charter and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the Registrant or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant’s Charter also permits it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to

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which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party to, or witness in, by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Adviser.

The description of the Adviser under the caption “Management and Advisory Arrangements” in the prospectus, which forms part of this Registration Statement, is incorporated by reference herein. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in the Adviser’s application for registration as an investment adviser on Form ADV (File No. 801-106894) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser’s principal business address is 315 Park Avenue South, New York, NY 10010.

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Item 32: Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Cadre Horizon Fund, Inc., 315 Park Avenue South, New York, NY 10010;

(2)	the Transfer Agent, ;

(3)	the Custodian, ; and

(4)	the Adviser, CCV LLC, 315 Park Avenue South, New York, NY 10010.

Item 33: Management Services.

Not applicable.

Item 34: Undertakings.

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i. to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement ; and

iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

i. Not applicable;

ii. if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than

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registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i. any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii. free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii. the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv. any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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EXHIBIT INDEX

Exhibit No.	Exhibit

(a)(1)	Articles of Incorporation

(s)	Calculation of Filing Fees Tables

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 9th day of November, 2022.

CADRE HORIZON FUND, INC.

By:	/s/ Ryan Williams
Name:	Ryan Williams
Title:	President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Ryan Williams Ryan Williams	President and Sole Director	November 9, 2022

By:	/s/ Josephine Scesney Josephine Scesney	Treasurer	November 9, 2022

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